PROSPECTUS

              FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY CONTRACT
                                   ISSUED BY
                    VALLEY FORGE LIFE INSURANCE COMPANY AND
              VALLEY FORGE LIFE INSURANCE COMPANY VARIABLE ANNUITY
                                SEPARATE ACCOUNT

     This prospectus describes a flexible premium deferred variable annuity contract (the "Contract") issued by Valley Forge Life Insurance Company (the "Company"). The Contract may be sold to or used in connection with retirement plans, including plans that qualify for special federal income tax treatment under the Internal Revenue Code.

     The Owner of a Contract may allocate Net Purchase Payments and Contract values to one or more of the Subaccounts of Valley Forge Life Insurance Company Variable Annuity Separate Account (the "Variable Account"), or to the Guaranteed Interest Option for one or more Guarantee Periods, or to both. Assets of each of the 18 Subaccounts of the Variable Account are invested in a corresponding investment portfolio (each, a "Fund") of Insurance Series, Variable Insurance Products Fund, Variable Insurance Products Fund II, The Alger American Fund, MFS Variable Insurance Trust, SoGen Variable Funds, Inc., and Van Eck Worldwide Insurance Trust. The Guaranteed Interest Option guarantees a minimum fixed rate of interest for specified periods of time, currently 1 year, 3 years, 5 years, 7 years, and 10 years.

     The Contract Value will vary daily as a function of the investment performance of the Subaccounts and any interest credited under the Guaranteed Interest Option. The Company does not guarantee any minimum Variable Contract Value for amounts allocated to the Variable Account. Annuity Payments and other values provided by this Contract, when based on the Guaranteed Interest Option, are subject to a Market Value Adjustment, the operation of which may result in upward or downward adjustments in amounts withdrawn, surrendered, transferred, paid on a Death Benefit, or applied to purchase Annuity Payments.

     This prospectus sets forth the information regarding the Contract, the Variable Account, and the Guaranteed Interest Option that a prospective investor should know before purchasing a Contract. The prospectuses for the Funds, which provide information regarding investment objectives and policies of each of the Funds, should be read in conjunction with this prospectus. A Statement of Additional Information having the same date as this prospectus and providing additional information about the Contract and the Variable Account has been filed with the Securities and Exchange Commission and is incorporated herein by reference. To obtain a free copy of this document, call or write the Service Center.

     The Securities and Exchange Commission (the "SEC") maintains a website that contains reports, proxy and information statements and other information regarding registrants that file electronically with the SEC, including the Company. The website address is http://www.sec.gov.

     PLEASE READ THIS PROSPECTUS CAREFULLY AND KEEP IT FOR FUTURE REFERENCE. THIS PROSPECTUS MUST BE ACCOMPANIED BY THE CURRENT PROSPECTUS FOR EACH OF THE FUNDS.

     AN INVESTMENT IN A CONTRACT IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, NOR IS THE CONTRACT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THE CONTRACT INVOLVES CERTAIN RISKS, INCLUDING THE RISK OF LOSS OF PURCHASE PAYMENTS (PRINCIPAL).

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                  May 1, 1998

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

                               TABLE OF CONTENTS

DEFINITIONS.................................................      1
FEE TABLE...................................................      4
SUMMARY.....................................................      7
  General Description.......................................      7
  Purchasing a Contract.....................................      7
  Canceling the Contract....................................      8
  Transfers.................................................      8
  Withdrawals...............................................      8
  Surrenders................................................      8
  Charges and Fees..........................................      8
CONDENSED FINANCIAL INFORMATION.............................      9
THE COMPANY, THE VARIABLE ACCOUNT, THE FUNDS, AND THE
  GUARANTEED INTEREST OPTION................................     10
  The Company...............................................     10
  The Variable Account......................................     10
  The Funds.................................................     11
  The Guaranteed Interest Option............................     14
DESCRIPTION OF THE CONTRACT.................................     16
  Purchasing a Contract.....................................     16
  Canceling the Contract....................................     16
  Crediting and Allocating Purchase Payments................     16
  Variable Contract Value...................................     17
  Transfers.................................................     18
  Withdrawals...............................................     19
  Surrenders................................................     20
  Death Benefits............................................     20
  Payments by the Company...................................     22
  Telephone Transaction Privileges..........................     22
CONTRACT CHARGES AND FEES...................................     23
  Surrender Charge (Contingent Deferred Sales Charge).......     23
  Annual Administration Fee.................................     24
  Transfer Processing Fee...................................     24
  Taxes on Purchase Payments................................     24
  Mortality and Expense Risk Charge.........................     24
  Administration Charge.....................................     25
  Fund Expenses.............................................     25
  Possible Charge for the Company's Taxes...................     25
SELECTING AN ANNUITY PAYMENT OPTION.........................     25
  Annuity Date..............................................     25
  Annuity Payment Dates.....................................     25
  Election and Changes of Annuity Payment Options...........     26
  Annuity Payments..........................................     26
  Annuity Payment Options...................................     28
ADDITIONAL CONTRACT INFORMATION.............................     28
  Ownership.................................................     28
  Changing the Owner or Beneficiary.........................     29
  Misstatement of Age or Sex................................     29
  Change of Contract Terms..................................     29

  Reports to Owners........................................................................................         29
  Miscellaneous............................................................................................         30
YIELDS AND TOTAL RETURNS...................................................................................         30
FEDERAL TAX CONSIDERATIONS.................................................................................         32
  Introduction.............................................................................................         32
  Tax Status of the Contract...............................................................................         32
  Taxation of Annuities....................................................................................         33
  Transfers, Assignments or Exchanges of a Contract........................................................         35
  Withholding..............................................................................................         35
  Multiple Contracts.......................................................................................         35
  Taxation of Qualified Plans..............................................................................         35
  Other Tax Consequences...................................................................................         37
OTHER INFORMATION..........................................................................................         37
  Distribution of the Contracts............................................................................         37
  Administrative Services..................................................................................         37
  Voting Privileges........................................................................................         38
  Legal Proceedings........................................................................................         38
  Company Holidays.........................................................................................         38
  Legal Matters............................................................................................         38
  Experts..................................................................................................         39
ADDITIONAL INFORMATION ABOUT VALLEY FORGE LIFE INSURANCE COMPANY...........................................         39
  History and Business.....................................................................................         39
  Selected Financial Data..................................................................................         39
  MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS....................         40
     Results of Operations.................................................................................         40
     Financial Condition...................................................................................         41
     Investments...........................................................................................         41
     Risks and Uncertainties...............................................................................         43
     Liquidity and Capital Resources.......................................................................         43
     Accounting Standards..................................................................................         44
     Forward-Looking Statements............................................................................         45
  Other Additional Information.............................................................................         45
     Employees.............................................................................................         45
     Properties............................................................................................         45
     Certain Agreements....................................................................................         45
     Regulation............................................................................................         46
     Directors and Executive Officers......................................................................         47
     Executive Compensation................................................................................         48
     Employment Contracts..................................................................................         49
     Retirement Plans......................................................................................         50
INDEPENDENT AUDITORS' REPORT...............................................................................         52
FINANCIAL STATEMENTS OF VALLEY FORGE LIFE INSURANCE COMPANY................................................         53
  Table of Contents for the Statement of Additional Information............................................         70
APPENDIX A.................................................................................................        A-1
APPENDIX B.................................................................................................        B-1

     THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS.

                                  DEFINITIONS

     ACCUMULATION UNIT: A unit of measure used to calculate Variable Contract Value.

     ADJUSTED CONTRACT VALUE: The Contract Value plus or minus any applicable Market Value Adjustment less purchase payment tax charges not previously deducted less the annual administration fee.

     AGE: The age of any person on the birthday nearest the date for which Age is determined.

     ANNUITANT: The person or persons whose life (or lives) determines the Annuity Payments payable under the Contract and whose death determines the death benefit. With regard to joint and survivorship Annuity Payment Options, the maximum number of joint Annuitants is two and provisions referring to the death of an Annuitant mean the death of the last surviving Annuitant. Provisions relating to an action by the Annuitant mean, in the case of joint Annuitants, both Annuitants acting jointly.

     ANNUITY DATE: The date on which Surrender Value or Adjusted Contract Value is applied to purchase Annuity Units or a Fixed Annuity.

     ANNUITY PAYMENT: One of several periodic payments made by the Company to the Payee under an Annuity Payment Option.

     ANNUITY PAYMENT DATE: The date each month, quarter, semi-annual period, or year as of which the Company computes Annuity Payments. The Annuity Payment Date(s) is shown on the Contract.

     ANNUITY PAYMENT OPTION: The form of Annuity Payments selected by the Owner under the Contract. The Annuity Payment Option is shown on the Contract.

     ANNUITY UNIT: A unit of measure used to calculate Variable Annuity
Payments.

     BENCHMARK RATE OF RETURN: An annual rate of return shown on the Contract and used by the Company to determine the degree of fluctuation in the amount of Variable Annuity Payments in response to fluctuations in the net investment return of selected Subaccounts by assuming (among other things) that the assets in the Variable Account supporting the Contract will have a net annual investment return over the anticipated Annuity Payment period equal to that rate of return.

     BENEFICIARY: The person(s) to whom the death benefit will be paid on the death of the Owner or Annuitant prior to the Annuity Date.

     CANCELLATION PERIOD: The period described on the cover page of the Contract during which the Owner may return the Contract for a refund.

     THE CODE: The Internal Revenue Code of 1986, as amended.

     THE COMPANY OR VFL: Valley Forge Life Insurance Company.

     CONTINGENT ANNUITANT: The person designated by the Owner in the application who becomes the Annuitant in the event that the Annuitant dies before the Annuity Date while the Owner is still alive.

     CONTINGENT BENEFICIARY: The person(s) to whom the death benefit will be paid if the Beneficiary (or Beneficiaries) is not living.

     CONTRACT ANNIVERSARY: The same date in each Contract Year as the Contract Effective Date.

     CONTRACT EFFECTIVE DATE: The date on which the Company issues the Contract and upon which the Contract becomes effective. The Contract Effective Date is shown on the Contract and is used to determine Contract Years and Contract Anniversaries.

     CONTRACT YEAR: A twelve-month period beginning on the Contract Effective Date or on a Contract Anniversary.

     CONTRACT VALUE: The total amount invested under the Contract. It is the sum of Variable Contract Value and the Guaranteed Interest Option Value.

     DUE PROOF OF DEATH: Proof of death satisfactory to the Company. Due Proof of Death may consist of the following if acceptable to the Company:

          (a) a certified copy of the death record;

          (b) a certified copy of a court decree reciting a finding of death; or

          (c) any other proof satisfactory to the Company.

     FIXED ANNUITY PAYMENT: An Annuity Payment that is supported by the General Account and does not vary in amount as a function of the investment return of the Variable Account from one Annuity Payment Date to the next.

     FUND: Any open-end management investment company or investment portfolio thereof or unit investment trust or series thereof, in which a Subaccount invests.

     GENERAL ACCOUNT: The assets of the Company other than those allocated to the Variable Account or any other separate account of the Company.

     GIO ACCOUNT: Valley Forge Life Insurance Company Guaranteed Interest Option Separate Account.

     GUARANTEE AMOUNT: Before the Annuity Date, the amount equal to that part of any Net Purchase Payment allocated to or any amount transferred to the Guaranteed Interest Option for a designated Guarantee Period with a particular expiration date (including interest thereon) less any withdrawals (including any applicable surrender charges and any applicable purchase payment tax charge) or transfers therefrom.

     GUARANTEE PERIOD: A specific number of years for which the Company agrees to credit a particular effective annual rate of interest.

     GUARANTEED INTEREST OPTION: An investment option under the Contract supported by the GIO Account. It is not part of nor dependent upon the investment performance of the Variable Account.

     GUARANTEED INTEREST OPTION VALUE: The sum of all Guarantee Amounts.

     GUARANTEED INTEREST RATE: Unless a Market Value Adjustment is made, an effective annual rate of interest that the Company will pay on a Guarantee Amount.

     HOME OFFICE: The Company's office at 401 Penn St., Reading, Pennsylvania 19801. All inquiries should be directed to the Service Center.

     MARKET VALUE ADJUSTMENT: A positive or negative adjustment made to any portion of a Guarantee Amount upon the surrender, withdrawal, transfer or application to an Annuity Payment Option of such portion of the Guarantee Amount prior to 30 days before the expiration of the Guarantee Period applicable to that Guarantee Amount.

     NET ASSET VALUE PER SHARE: The value per share of any Fund on any Valuation Day. The method of computing the Net Asset Value Per Share is described in the prospectus for the Fund.

     NET PURCHASE PAYMENT: A purchase payment less any purchase payment tax charge deducted from the purchase payment.

     NON-QUALIFIED CONTRACT: A Contract that is not a "qualified contract."

     OWNER: The person or persons who owns (or own) the Contract and who is
(are) entitled to exercise all rights and privileges provided in the Contract. The maximum number of joint Owners is two. Provisions relating to action by the Owner mean, in the case of joint Owners, both Owners acting jointly. In the context of a Contract issued on a group basis, Owners refers to holders of certificates under a group Contract.

     PAYEE: The person entitled to receive Annuity Payments under the Contract. The Annuitant is the Payee unless the Owner designates a different person as Payee.

     QUALIFIED CONTRACT: A Contract that is issued in connection with a retirement plan that qualifies for special federal income tax treatment under Sections 401, 408, 408A or 457 of the Code.

     SEC: The U.S. Securities and Exchange Commission.

     SERVICE CENTER: The offices of the Company's administrative department at P.O. Box 305139, Nashville, Tennessee 37230-5139 (1-800-262-1755).

     SUBACCOUNT: A subdivision of the Variable Account, the assets of which are invested in a corresponding Fund.

     SUBACCOUNT VALUE: Before the Annuity Date, the amount equal to that part of any Purchase Payment allocated to the Subaccount and any amount transferred to that Subaccount, adjusted by interest income, dividends, net capital gains or losses, realized or unrealized, and decreased by withdrawals (including any applicable surrender charges and any applicable purchase payment tax charge) and any amounts transferred out of that Subaccount.

     SURRENDER VALUE: The Adjusted Contract Value less any applicable surrender charges.

     VALUATION DAY: For each Subaccount, each day on which the New York Stock Exchange is open for business except for certain holidays listed in the prospectus and days that a Subaccount's corresponding Fund does not value its shares.

     VALUATION PERIOD: The period that starts at the close of regular trading on the New York Stock Exchange on any Valuation Day and ends at the close of regular trading on the next succeeding Valuation Day.

     VARIABLE ACCOUNT: Valley Forge Life Insurance Company Variable Annuity Separate Account.

     VARIABLE CONTRACT VALUE: The sum of all Subaccount Values.

     VARIABLE ANNUITY PAYMENT: An Annuity Payment that may vary in amount from one Annuity Payment Date to the next as a function of the investment experience of one or more Subaccounts selected by the Owner to support such payments.

     WRITTEN NOTICE: A notice or request submitted in writing in a form satisfactory to the Company that is signed by the Owner and received at the Service Center.

                                   FEE TABLE
--------------------------------------------------------------------------------

CONTRACT OWNER TRANSACTION EXPENSES
Sales load imposed on purchase payments.....................................................................         0%
Maximum Surrender Charge (as a percentage of purchase payments surrendered or withdrawn)....................         7%
Transfer Processing Fee (each, after first 12 in a Contract Year)...........................................        $25
Annual Administration Fee (waived if Contract Value exceeds $50,000)........................................        $30

VARIABLE ACCOUNT ANNUAL EXPENSES (AS A PERCENTAGE OF NET ASSETS)
Mortality and Expense Risk Charge...........................................................................      1.25%
Administration Charge.......................................................................................      0.15%
-----------------------------------------------------------------------------------------------------------------------
Total Variable Account Expenses                                                                                   1.40%
=======================================================================================================================

ANNUAL FUND EXPENSES
(AS A PERCENTAGE OF FUND AVERAGE NET ASSETS)

---------------------------------------------------------------------------------------------------------
                                                              MANAGEMENT
                                                              (ADVISORY)      OTHER        TOTAL ANNUAL
                                                                 FEES        EXPENSES        EXPENSES
---------------------------------------------------------------------------------------------------------
INSURANCE SERIES:
  Federated High Income Bond Fund II........................    0.51%         0.29%            0.80%[1]
  Federated Prime Money Fund II.............................    0.30%         0.50%            0.80%[1]
  Federated Utility Fund II.................................    0.48%         0.37%            0.85%[1]
VARIABLE INSURANCE PRODUCTS FUND (VIP) AND
VARIABLE INSURANCE PRODUCTS FUND II (VIP II):
  Fidelity VIP Equity-Income Portfolio......................    0.50%         0.08%            0.58%[2]
  Fidelity VIP II Asset Manager Portfolio...................    0.55%         0.10%            0.65%[2]
  Fidelity VIP II Contrafund Portfolio......................    0.60%         0.11%            0.71%[2]
  Fidelity VIP II Index 500 Portfolio.......................    0.24%         0.04%            0.28%[3]
THE ALGER AMERICAN FUND:
  Alger American Growth Portfolio...........................    0.75%         0.04%            0.79%
  Alger American MidCap Growth Portfolio....................    0.80%         0.04%            0.84%
  Alger American Small Capitalization Portfolio.............    0.85%         0.03%            0.89%
MFS VARIABLE INSURANCE TRUST:
  MFS Emerging Growth Series................................    0.75%         0.15%            0.90%[4]
  MFS Growth With Income Series.............................    0.75%         0.25%            1.00%[4][5]
  MFS Limited Maturity Series...............................    0.55%         0.45%            1.00%[4][5]
  MFS Research Series.......................................    0.75%         0.17%            0.92%[4]
  MFS Total Return Series...................................    0.75%         0.60%            1.35%[4][5]
SOGEN VARIABLE FUNDS, INC.:
  SoGen Overseas Variable Fund..............................    0.75%         1.25%            2.00%[6]
VAN ECK WORLDWIDE INSURANCE TRUST:
  Van Eck Worldwide Emerging Markets Fund...................    0.80%         0.00%            0.80%[7]
  Van Eck Worldwide Hard Assets Fund........................    1.00%         0.17%            1.17%[8]
---------------------------------------------------------------------------------------------------------

[1] Federated Advisers has voluntarily agreed to waive a portion of its management fee with respect to these funds. Absent this waiver, the management fee would have been .60%, .50%, and .75% for the Federated High Income Bond Fund II, Federated Prime Money Fund II and Federated Utility Fund II, respectively and total annual expenses would have been 0.89%, 1.00% and 1.12% for the Federated High Income Bond Fund II, Federated Prime Money Fund II and Federated Utility Fund II, respectively.
[2] A portion of the brokerage commissions that these funds pay was used to reduce fund expenses. In addition, these funds have entered into arrangements with their custodian and transfer agent whereby interest earned on uninvested cash balances was used to reduce custodian and transfer agent expenses. Including these reductions, the total operating expenses presented in the table would have been .57%, .64% and .68% for the Equity-Income, Asset Manager and Contrafund portfolios, respectively.
[3] Fidelity Management and Research Company has agreed to reimburse a portion of this fund's expenses during the period. Absent this reimbursement, the fund's management fee would have been .27% and its total annual expenses would have been .40%.
[4] Each of these funds has an expense offset arrangement which reduces its custodian fee based upon the amount of cash it maintains with its custodian and dividend disbursing agent, and may enter into such arrangements and directed brokerage arrangements (which would also have the effect of reducing its expenses). Any such fee reductions are not reflected under "Other Expenses".


[5] Massachusetts Financial Services Company has agreed to bear expenses for these funds, subject to reimbursement by each fund, such that each fund's "Other Expenses" shall not exceed the following percentages of the average daily net assets of the series during the current fiscal year: .45% for the Limited Maturity Series and .25% for each of the Emerging Growth Series and Total Return Series. Absent this arrangement, actual other expenses would have been .35%, 5.65%, and .27% and total operating expenses would have been 1.10%, 6.20% and 1.02% for the Growth With Income Series, Limited Maturity Series, and Total Return Series, respectively.


[6] The annualized ratios of operating expenses to average net assets for the period ended December 31, 1997 would have been 16.07% without the effect of earnings credits, and the investment advisory fee waiver and expense reimbursement provided by the advisor.


[7] For the period January 1, 1997 to January 10, 1997, Van Eck Associates
    Corporation agreed to waive its management fees and assume all expenses of the Fund except interest, taxes, brokerage commissions and extraordinary expenses. For the period January 11, 1997 to February 4, 1997, the Adviser agreed to waive expenses exceeding 1% of average daily net assets. Absent this waiver and reimbursement, management fees, other expenses and total annual expenses would have been 1.00%, 0.34%, and 1.34%, respectively. The fund has a fee arrangement, based on cash balances left on deposit with the custodian, which reduces the funds operating expenses.


[8] The fund directs certain portfolio trades to a broker that, in turn, pays a portion of the Fund's operating expenses. Absent this arrangement, management fees, other expenses, and total annual expenses would have been 1.00%, 0.18% and 1.18%, respectively.



     Taxes on purchase payments, generally ranging from 0% to 3.5% of purchase payments, may be applicable, depending upon the laws of various jurisdictions.



     The above tables are intended to assist the Owner in understanding the costs and expenses that he or she will bear directly or indirectly. The table reflects the anticipated expenses of the Variable Account and reflect the actual expenses for each Fund for the year ended December 31, 1997. Expenses for these Funds are estimates and are not based on past experience. For a more complete description of the various costs and expenses, see "CONTRACT CHARGES AND FEES" and the prospectuses for each Fund.


EXAMPLES

     If you surrender your Contract at the end of the applicable time period, you would pay the following expenses on a $1,000 purchase payment, assuming a 5% annual rate of return on assets:

------------------------------------------------------------------------------------------------------
                                                       ONE YEAR   THREE YEARS   FIVE YEARS   TEN YEARS
------------------------------------------------------------------------------------------------------
Federated High Income Bond Fund II Subaccount........    $ 96        $139          $169        $268
Federated Prime Money Fund II Subaccount.............    $ 96        $139          $169        $268
Federated Utility Fund II Subaccount.................    $ 96        $141          $172        $273
Fidelity VIP Equity-Income Subaccount................    $ 94        $132          $157        $243
Fidelity VIP II Asset Manager Subaccount.............    $ 94        $134          $161        $251
Fidelity VIP II Contrafund Subaccount................    $ 95        $136          $164        $258
Fidelity VIP II Index 500 Subaccount.................    $ 91        $123          $141        $209
Alger American Growth Subaccount.....................    $ 96        $139          $168        $267
Alger American MidCap Growth Subaccount..............    $ 96        $140          $171        $272
Alger American Small Capitalization Subaccount.......    $ 97        $142          $174        $278
MFS Emerging Growth Subaccount.......................    $ 97        $142          $174        $279
MFS Growth With Income Subaccount....................    $ 98        $145          $179        $290
MFS Limited Maturity Subaccount......................    $ 98        $145          $179        $290
MFS Research Subaccount..............................    $ 97        $145          $175        $281
MFS Total Return Subaccount..........................    $ 98        $145          $179        $290
SoGen Overseas Subaccount............................    $108        $176          $231        $393
Van Eck Worldwide Emerging Markets Subaccount........    $ 96        $139          $169        $268
Van Eck Worldwide Hard Assets Subaccount.............    $100        $150          $188        $380
------------------------------------------------------------------------------------------------------

     If you do not surrender your Contract or if you annuitize, you would pay the following expenses on a $1,000 purchase payment, assuming a 5% annual rate of return on assets:

------------------------------------------------------------------------------------------------------
                                                       ONE YEAR   THREE YEARS   FIVE YEARS   TEN YEARS
------------------------------------------------------------------------------------------------------
Federated High Income Bond Fund II Subaccount........    $ 26        $ 79          $129        $268
Federated Prime Money Fund II Subaccount.............    $ 26        $ 79          $129        $268
Federated Utility Fund II Subaccount.................    $ 26        $ 81          $132        $273
Fidelity VIP Equity-Income Subaccount................    $ 24        $ 72          $117        $243
Fidelity VIP II Asset Manager Subaccount.............    $ 24        $ 74          $121        $251
Fidelity VIP II Contrafund Subaccount................    $ 25        $ 76          $124        $258
Fidelity VIP II Index 500 Subaccount.................    $ 21        $ 63          $101        $209
Alger American Growth Subaccount.....................    $ 26        $ 79          $128        $267
Alger American MidCap Growth Subaccount..............    $ 26        $ 80          $131        $272
Alger American Small Capitalization Subaccount.......    $ 27        $ 82          $134        $278
MFS Emerging Growth Subaccount.......................    $ 27        $ 82          $134        $279
MFS Growth With Income Subaccount....................    $ 28        $ 85          $139        $290
MFS Limited Maturity Subaccount......................    $ 28        $ 85          $139        $290
MFS Research Subaccount..............................    $ 27        $ 83          $135        $281
MFS Total Return Subaccount..........................    $ 28        $ 85          $139        $290
SoGen Overseas Subaccount............................    $ 38        $116          $191        $393
Van Eck Worldwide Emerging Markets Subaccount........    $ 26        $ 79          $129        $268
Van Eck Worldwide Hard Assets Subaccount.............    $ 30        $ 90          $148        $308
------------------------------------------------------------------------------------------------------

     The examples provided above assume that no transfer processing fees or purchase payment taxes have been assessed. The examples also assume that the annual administration fee is $30 and that the Contract Value per Contract is $10,000, which translates the annual administration fee into an assumed .30% charge for purposes of the examples based on a $1,000 investment.

     THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. THE 5% ANNUAL RETURN ASSUMED IS HYPOTHETICAL AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE ANNUAL RETURNS, WHICH MAY BE GREATER OR LESS THAN THE ASSUMED RATE.

                                    SUMMARY

GENERAL DESCRIPTION

     This prospectus has been designed to provide prospective Owners with the information necessary to decide whether or not to purchase a Contract. This summary provides a concise description of the more significant aspects of the Contract. Further detail is provided in this prospectus, the related Statement of Additional Information, the Contract and the prospectuses of the Funds. For further information, contact the Service Center.

     In many jurisdictions, the Contract is issued directly to individuals. In certain jurisdictions, however, the Contract is only available as a group contract. Group Contracts are issued to or on behalf of groups such as employers for their employees. Individuals who are part of groups for which a Contract is issued receive a certificate that recites substantially all of the provisions of the Group Contract. Throughout this prospectus, the term "Contract" refers to individual Contracts, Group Contracts and certificates for Group Contracts.

     Owners may allocate all or a portion of Purchase Payments or transfer Contract Value among several Subaccounts of the Variable Account. The Contract also offers a Guaranteed Interest Option under which Owners may allocate all or a portion of Purchase Payments and transfer Contract Value among several Guarantee Periods selected by the Owner. The Company currently offers Guarantee Periods with durations of 1, 3, 5, 7, and 10 years. If the amount allocated or transferred remains in a Guarantee Period until the expiration date of a Guarantee Period, its value will be equal to the amount originally allocated or transferred, multiplied on an annually compounded basis, by its Guaranteed Interest Rate. Any surrender, withdrawal, transfer, or annuitization made prior to 30 days before the expiration of a Guarantee Period will be subject to a Market Value Adjustment that may increase or decrease the Guarantee Amount (or portion thereof) being surrendered, withdrawn, transferred, or annuitized. Depending on the size of the Market Value Adjustment, such an adjustment may reduce the Guarantee Amount (or portion thereof) to less than the Purchase Payment allocated to or Contract Value transferred to a Guarantee Period. (See "THE COMPANY, THE VARIABLE ACCOUNT, THE FUNDS AND THE GUARANTEED INTEREST OPTION--The Guaranteed Interest Option - Market Value Adjustment.")

     The Company makes no promise that the Contract Value will increase. Depending on the investment experience of the Subaccounts and interest credited to various Guarantee Amounts, the Contract Value, Adjusted Contract Value, Surrender Value and the death benefit may increase or decrease on any Valuation Day. Owners bear the investment risk for amounts invested in the Subaccounts and for Guarantee Amounts surrendered, withdrawn, transferred or applied to an Annuity Payment Option before the 30-day period prior to the expiration of a Guarantee Period.

     The Contract also offers a choice of Annuity Payment Options to which Owners may apply the Adjusted Contract Value as of the Annuity Date. Beneficiaries may also apply the death benefit to certain Annuity Payment Options. An Owner may change the Annuity Date within certain limits.

PURCHASING A CONTRACT

     The minimum initial purchase payment for a Contract is $2,000. The minimum additional purchase payment the Company will accept is $100. The Company may refuse to accept additional purchase payments at any time for any reason.

     The initial Purchase Payment is allocated to each Subaccount or to Guarantee Periods of the Guaranteed Interest Option, or to both, as specified on the application, unless the Contract is issued in a state that requires the return of purchase payments during the Cancellation Period. In those states, that portion of an Owner's initial Purchase Payment allocated to a Subaccount is allocated to the Prime Money Subaccount (the "Money Market Subaccount") for a period equal to the number of days in the Cancellation Period. At the expiration of this period, such portion of the Purchase Payment, as adjusted to reflect the investment performance of the Money Market Subaccount during this period, is then allocated to the Subaccounts based on the proportion that the Owner's allocation percentage shown in the application bears to the Variable Contract Value. (See "DESCRIPTION OF THE CONTRACT--Canceling the Contract.")

     If an Owner elects to invest in a particular Subaccount or Guarantee Period, at least 1% of the Purchase Payment must be allocated to that Subaccount or Guarantee Period. All percentage allocations must be in whole numbers. In addition, allocations to a Guarantee Period must be at least $500. The Company allocates any additional Purchase Payments among the Subaccounts and the Guarantee Periods in accordance with the allocation schedule in effect when such Purchase Payment is received at the Service Center unless it is accompanied by Written Notice directing a different allocation. (See "DESCRIPTION OF THE CONTRACT--Crediting and Allocating Purchase Payments.")

CANCELING THE CONTRACT

     At any time during the Cancellation Period, an Owner may cancel the Contract and receive a refund equal to the Contract Value plus fees or charges deducted except for the mortality and expense risk charge and the administration charge. However, if required by state law, the Company will return the purchase payments made. The Cancellation Period is a 10-day period of time beginning when the Contract is received by an Owner. Some states may require that the Company provide a longer Cancellation Period. (See "DESCRIPTION OF THE CONTRACT--Canceling the Contract.")

TRANSFERS

     Prior to the Annuity Date, an Owner may transfer all or part of any Subaccount Value to another available Subaccount(s) or to one or more Guarantee Periods, or transfer all or part of any Guarantee Amount to any available Subaccount(s) or other available Guarantee Periods, subject to certain restrictions. (See "DESCRIPTION OF THE CONTRACT--Transfers.")

WITHDRAWALS

     Upon Written Notice prior to the Annuity Date, an Owner may, subject to certain restrictions, withdraw part of the Surrender Value. Withdrawals of Surrender Value may result in the Company deducting from the remaining Contract Value a Market Value Adjustment, any applicable surrender charge and any applicable purchase payment tax charge. (See "DESCRIPTION OF THE CONTRACT--Withdrawals.") A withdrawal may have adverse federal income tax consequences including the possibility of being subject to a penalty tax. (See "FEDERAL TAX CONSIDERATIONS.")

SURRENDERS

     Upon Written Notice prior to the Annuity Date, an Owner may surrender the Contract and receive its Surrender Value. An Owner may elect to have the Surrender Value paid in a single sum or under an Annuity Payment Option. (See "DESCRIPTION OF THE CONTRACT--Surrenders.") Surrenders may have adverse federal income tax consequences including the possibility of being subject to a penalty tax. (See "FEDERAL TAX CONSIDERATIONS.")

CHARGES AND FEES

     The following charges and fees are assessed under the Contracts:

     SURRENDER CHARGE. If a purchase payment is withdrawn or surrendered (or received by a Payee as part of a lump sum payment) within five full calendar years since the date the purchase payment was received, the Company assesses a surrender charge. During the first five Contract Years, the Company also assesses a surrender charge if a purchase payment is applied, as part of Contract Value, to an Annuity Payment Option. The surrender charge is 7% of the purchase payment if surrendered or withdrawn within two full years after the purchase payment was received and reduces by 1% each year for the next three years and is 0% after five full years following receipt of the purchase payment. No surrender charge is assessed upon the withdrawal or surrender (or payment) of Contract Value in excess of aggregate purchase payments (less prior withdrawals of purchase payments). For purposes of determining the surrender charge, it is assumed that Contract Value in excess of purchase payments (less prior withdrawals of purchase payments) is surrendered or withdrawn before any purchase payments and purchase payments are considered withdrawn on a first-in-first-out basis. (See "DESCRIPTION OF THE CONTRACT--Surrender Charge (Contingent Deferred Sales Charge)").

     ADMINISTRATION CHARGE. The Company makes a daily charge of 0.000411% (approximately equivalent to an effective annual rate of 0.15%) of the Variable Account's net assets to cover a portion of the Company's Contract administration costs. (See "DESCRIPTION OF THE CONTRACT--Administration Charge.")

     MORTALITY AND EXPENSE RISK CHARGE. The Company makes a daily charge of 0.003446% (approximately equivalent to an effective annual rate of 1.25%) of the Variable Account's net assets to compensate the Company for assuming certain mortality and expense risks. (See "DESCRIPTION OF THE CONTRACT--Mortality and Expense Risk Charge.")

     ANNUAL ADMINISTRATION FEE. The Company deducts an annual administration fee of $30 per Contract Year if an Owner's Contract Value is less than $50,000 at the time of deduction. (See "DESCRIPTION OF THE CONTRACT--Annual Administration Fee.")

     TRANSFER PROCESSING FEE. A $25 charge is assessed by the Company for each transfer in excess of 12 during a Contract Year. (See "DESCRIPTION OF THE CONTRACT--Transfer Processing Fee.")

     TAXES ON PURCHASE PAYMENTS. Generally, taxes on purchase payments, if any, are incurred as of the Annuity Date, and a charge for taxes on purchase payments is deducted from the Contract Value as of that date. These taxes range generally from 0% to 3.5% of purchase payments. (See "DESCRIPTION OF THE CONTRACT--Taxes on Purchase Payments.")

     EXPENSES OF THE FUNDS. The investment experience of each Subaccount reflects that of the Fund whose shares it holds. The investment experience of each Fund, in turn, reflects its fees and other operating expenses. Please read the prospectus for each of the Funds for details.

                        CONDENSED FINANCIAL INFORMATION

     The Variable Account commenced operations in 1997. Following are the number of Accumulation Units outstanding and their values at inception and December 31, 1997. This information should be read in conjunction with the financial statements, including related notes, for the Variable Annuity Separate Account (as well as the independent auditor's report thereon) which are included in the Statement of Additional Information ("SAI"). The SAI, having the same date as this prospectus and providing additional information about the Contract and the Variable Account, has been filed with the SEC and is incorporated herein by reference.

     The audited financial statements of the Company (as well as the independent auditor's report thereon) appear elsewhere herein.

-----------------------------------------------------------------------------------------------------------------------------------
                                                FEDERATED
                        FEDERATED                 HIGH                      FIDELITY                             ALGER
                          PRIME     FEDERATED    INCOME       FIDELITY       VIP II    FIDELITY                 AMERICAN    ALGER
                          MONEY      UTILITY      BOND           VIP         ASSET      VIP II      FIDELITY     SMALL     AMERICAN
                         FUND II     FUND II     FUND II    EQUITY-INCOME   MANAGER    INDEX 500   CONTRAFUND     CAP       GROWTH
-----------------------------------------------------------------------------------------------------------------------------------
Unit value at
  inception...........  $  --        $ --       $  --         $ --          $ --       $  --        $ --        $ --       $ --
Unit value at December
  31, 1997............  $   1.00     $ 14.29    $  10.95      $  24.28      $ 18.01    $ 114.39     $  19.94    $ 43.75    $ 42.76
Units outstanding at
  December 31, 1997...  861,083.8    3,546.7    17,395.3      20,427.1      14,845.4    4,920.8     16,502.8    4,473.8    5,832.2
===================================================================================================================================

----------------------------------------------------------------------------------------------------------------------------------
                            ALGER                             MFS                                  SOGEN      VANECK      VANECK
                           AMERICAN     MFS                  GROWTH      MFS                     OVERSEAS    WORLDWIDE   WORLDWIDE
                           MID-CAP    EMERGING     MFS        WITH     LIMITED        MFS        VARIABLE      HARD      EMERGING
                            GROWTH     GROWTH    RESEARCH    INCOME    MATURITY   TOTAL RETURN   PORTFOLIO    ASSETS      MARKETS
----------------------------------------------------------------------------------------------------------------------------------
Unit value at
  inception..............  $ --       $ --       $ --       $  --      $ --         $ --         $  --        $--         $ --
Unit value at December
  31, 1997...............  $ 24.18    $ 16.14    $ 15.79    $  16.44   $ 10.01      $  16.63     $   9.77     $15.72      $ 11.00
Units outstanding at
  December 31, 1997......  1,754.7    8,776.2    9,906.0    13,322.2   8,162.4      15,625.0     77,061.7      574.9      1,535.5
==================================================================================================================================

                  THE COMPANY, THE VARIABLE ACCOUNT, THE FUNDS
                       AND THE GUARANTEED INTEREST OPTION

THE COMPANY

     The Company is a life insurance company organized under the laws of the Commonwealth of Pennsylvania in 1956 and is authorized to transact business in the District of Columbia, Puerto Rico, Guam and all states except New York. The Company's home office is located at 401 Penn St., Reading, Pennsylvania 19601, and its executive office is located at CNA Plaza, Chicago, Illinois 60685. The Company is a wholly-owned subsidiary of Continental Assurance Company ("Assurance"), a life insurance company which, as of December 31, 1997, had consolidated assets of approximately $14.7 billion. Subject to a reinsurance pooling agreement with Assurance, the Company assumes all insurance risks under the Contracts, and the Company's assets, which as of December 31, 1997 exceeded $2.3 billion, support the benefits under the Contracts. See "ADDITIONAL INFORMATION ABOUT VALLEY FORGE LIFE INSURANCE COMPANY" for more detail regarding the Company.

THE VARIABLE ACCOUNT

     The Variable Account is a separate investment account of the Company established under Pennsylvania law on October 18, 1995. The Company owns the assets of the Variable Account. These assets are held separately from the Company's General Account and its other separate accounts. That portion of the Variable Account's assets that is equal to the reserves and other Contract liabilities of the Variable Account is not chargeable with liabilities arising out of any other business the Company may conduct. If the assets exceed the required reserves and other contract liabilities, the Company may transfer the excess to the Company's General Account. The Variable Account's assets will at all times, equal or exceed the sum of the Subaccount Values of all Contracts funded by the Variable Account.

     The Variable Account is registered with the SEC under the Investment Company Act of 1940 (the "1940 Act") as a unit investment trust and meets the definition of a "separate account" under the federal securities laws. Such registration does not involve any supervision by the SEC of the management of the Variable Account or the Company. The Variable Account also is governed by the laws of Pennsylvania, the Company's state of domicile, and may also be governed by laws of other states in which the Company does business.

     The Variable Account has 18 Subaccounts, each of which invests in shares of a corresponding Fund. Income, gains and losses, realized or unrealized, from assets allocated to a Subaccount are credited to or charged against that Subaccount without regard to other income, gains or losses of the Company.

     CHANGES TO THE VARIABLE ACCOUNT. Where permitted by applicable law, the Company may make the following changes to the Variable Account:

          1. any changes required by the 1940 Act or other applicable law or regulation;

          2. combine separate accounts, including the Variable Account;

          3. add new Subaccounts to or remove existing Subaccounts from the Variable Account or combine Subaccounts;

          4. make Subaccounts (including new Subaccounts) available to such classes of Contracts as the Company may determine;

          5. add new Funds or remove existing Funds;

          6. substitute new Fund(s) for any existing Fund if shares of the Fund are no longer available for investment or if the Company determines that investment in a Fund is no longer appropriate in light of the purposes of the Variable Account;

          7. deregister the Variable Account under the 1940 Act if such registration is no longer required; and

          8. operate the Variable Account as a management investment company under the 1940 Act or as any other form permitted by law.

     No such changes will be made without any necessary approval of the SEC and applicable state insurance departments. Owners will be notified of any changes.

THE FUNDS

     Each Subaccount invests in a corresponding Fund. Each of the Funds is either an open-end diversified management investment company or a separate investment portfolio of such a company and is managed by a registered investment adviser. The Funds as well as a brief description of their investment objectives are provided below.

     INSURANCE SERIES

     The Federated High Income Bond Fund II, Federated Prime Money Fund II and Federated Utility Fund II Subaccounts each invest in shares of corresponding Funds (i.e., investment portfolios) of Insurance Series ("IS"). IS issues five "series" or classes of shares, each of which represents an interest in a Fund of IS. Three of these series of shares are available as investment options under the Contract. The investment objectives of these Funds are set forth below.

          FEDERATED HIGH INCOME BOND FUND II. This Fund invests primarily in lower-rated fixed-income securities that seek to achieve high current income.

          FEDERATED PRIME MONEY FUND II. This Fund invests in money market instruments maturing in thirteen months or less to achieve current income consistent with stability of principal and liquidity.

          FEDERATED UTILITY FUND II. This Fund invests in equity and debt securities of utility companies to achieve high current income and moderate capital appreciation.

     IS is advised by Federated Advisers.

     VARIABLE INSURANCE PRODUCTS FUND AND VARIABLE INSURANCE PRODUCTS FUND II

     The Equity-Income Subaccount invests in shares of a corresponding Fund of Variable Insurance Products Fund ("VIP Fund"). VIP Fund issues five "series" or classes of shares, each of which represents an interest in a Fund of VIP Fund. One of these series of shares is available as an investment option under the Contracts. Asset Manager, Contrafund, and Index 500 Subaccounts each invest in shares of corresponding Funds of Variable Insurance Products Fund II ("VIP Fund II"). VIP Fund II issues five "series" or classes of shares, each of which represents an interest in a Fund of VIP Fund II. Three of these series of shares are available as investment options under the Contract. The investment objectives of these Funds are set forth below.

          ASSET MANAGER PORTFOLIO. This Fund seeks high total return with reduced risk over the long-term by allocating its assets among domestic and foreign stocks, bonds and short-term fixed-income instruments.

          CONTRAFUND PORTFOLIO. This Fund seeks capital appreciation over the long-term by investing in companies that are undervalued or out-of-favor.

          EQUITY-INCOME PORTFOLIO. This Fund seeks current income by investing primarily in income producing equity securities. In choosing these securities, the Fund also considers the potential for capital appreciation.

          INDEX 500 PORTFOLIO. This Fund seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the Standard & Poor's 500 Composite Index of 500 Common Stocks.

     VIP Fund and VIP Fund II are each advised by Fidelity Management & Research Company.

     THE ALGER AMERICAN FUND

     Alger American Growth, Alger American MidCap Growth and Alger American Small Capitalization Subaccounts each invest in shares of corresponding Funds of The Alger American Fund ("AAF"). AAF issues six "series" or classes of shares, each of which represents an interest in a Fund of AAF. Three of these series of shares are available as investment options under the Contract. The investment objectives of these Funds are set forth below.

          ALGER AMERICAN GROWTH PORTFOLIO. This Fund seeks long-term capital appreciation by investing in a diversified, actively managed portfolio of equity securities, primarily of companies with total market capitalization of $1 billion or greater.

          ALGER AMERICAN MIDCAP GROWTH PORTFOLIO. This Fund seeks long-term capital appreciation by investing in a diversified, actively managed portfolio of equity securities, primarily of companies with total market capitalization between $750 million and $3.5 billion.

          ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO. This Fund seeks long-term capital appreciation by investing in a diversified, actively managed portfolio of equity securities, primarily of companies with total market capitalization of less than $1 billion.

     AAF is advised by Fred Alger Management, Inc.

     MFS VARIABLE INSURANCE TRUST

     The MFS Emerging Growth, MFS Growth with Income, MFS Limited Maturity, MFS Research and MFS Total Return Subaccounts each invest in shares of corresponding Funds of MFS Variable Insurance Trust ("MFSVIT"). MFSVIT issues 12 "series" or classes of shares, each of which represents an interest in a Fund of MFSVIT. Five of these series of shares are available as investment options under the Contract. The investment objectives of these Funds are set forth below.

          MFS EMERGING GROWTH SERIES. This Fund seeks to obtain long-term growth of capital by investing primarily in common stocks of small and medium-sized companies that are early in their life cycle but which have the potential to become major enterprises.

          MFS GROWTH WITH INCOME SERIES. This Fund seeks to provide reasonable current income and long-term growth of capital and income.

          MFS LIMITED MATURITY SERIES. This Fund seeks to provide as high a level of current income as is believed to be consistent with prudent investment risk, with capital protection as a secondary objective.

          MFS RESEARCH SERIES. This Fund seeks to provide long-term growth of capital and future income.

          MFS TOTAL RETURN SERIES. This Fund seeks primarily to provide above-average income consistent with prudent employment of capital and secondarily to provide a reasonable opportunity for growth of capital and income.

     MFSVIT is advised by Massachusetts Financial Services Company.

     SOGEN VARIABLE FUNDS, INC.

     The SoGen Overseas Subaccount invests in shares of a corresponding Fund of SoGen Variable Funds, Inc. ("SGVF"). SGVF issues one "series" or class of shares which represents an interest in a Fund of SGVF. This series of shares is available as an investment option under the Contract. The investment objective of this Fund is set forth below.

          SOGEN OVERSEAS VARIABLE FUND. This Fund seeks long-term growth of capital by investing primarily in securities of small and medium size non-U.S. companies.

     SGVF is advised by Societe Generale Asset Management Corp.

     VAN ECK WORLDWIDE INSURANCE TRUST

     The Worldwide Emerging Markets and Worldwide Hard Assets Subaccounts each invest in shares of corresponding Funds of Van Eck Worldwide Insurance Trust ("VEWIT"). VEWIT issues five "series" or classes of shares, each of which represents an interest in a Fund of VEWIT. Two of these series of shares are available as investment options under the Contract. The investment objectives of these Funds are set forth below.

          WORLDWIDE EMERGING MARKETS FUND. This Fund seeks capital appreciation by investing primarily in equity securities in emerging markets around the world.

          WORLDWIDE HARD ASSETS FUND. This Fund seeks long-term capital appreciation by investing globally, primarily in securities of companies engaged directly or indirectly in the exploration, development, production and distribution of one or more of the following sectors: precious metals, ferrous and non-ferrous metals, oil and gas, forest products, real estate and other basic non-agricultural commodities.

     VEWIT is advised by Van Eck Associates Corporation.

NO ONE CAN ASSURE THAT ANY FUND WILL ACHIEVE ITS STATED OBJECTIVES AND POLICIES.

     More detailed information concerning the investment objectives, policies and restrictions of the Funds, the expenses of the Funds, the risks attendant to investing in the Funds and other aspects of their operations can be found in the current prospectus for each Fund which accompanies this prospectus and the current statement of additional information for the Funds. The Funds' prospectuses should be read carefully before any decision is made concerning the allocation of Purchase Payments or transfers among the Subaccounts.

     Please note that not all of the Funds described in the prospectuses for the Funds are available with the Contract. Moreover, the Company cannot guarantee that each Fund will always be available for its variable annuity contracts, but in the unlikely event that a Fund is not available, the Company will take reasonable steps to secure the availability of a comparable fund. Shares of each Fund are purchased and redeemed at net asset value, without a sales charge.

     The Company has entered into agreements with the investment advisers of several of the Funds pursuant to which each such investment adviser pays the Company a servicing fee based upon an annual percentage of the average aggregate net assets invested by the Company on behalf of the Variable Account. These agreements reflect administrative services provided to the Funds by the Company. Payments of such amounts by an adviser do not increase the fees paid by the Funds or their shareholders.

     Shares of the Funds are sold to separate accounts of insurance companies that are not affiliated with the Company or each other, a practice known as "shared funding." They are also sold to separate accounts to serve as the underlying investment for both variable annuity contracts and variable life insurance contracts, a practice known as "mixed funding." As a result, there is a possibility that a material conflict may arise between the interests of Owners, whose Contract Values are allocated to the Variable Account, and of owners of other contracts whose contract values are allocated to one or more other separate accounts investing in any one of the Funds. Shares of some of the Funds may also be sold directly to certain qualified pension and retirement plans qualifying under Section 401 of the Code. As a result, there is a possibility that a material conflict may arise between the interests of Owners or owners of other contracts (including contracts issued by other companies), and such retirement plans or participants in such retirement plans. In the event of any such material conflicts, the Company will consider what action may be appropriate, including removing the Fund from the Variable Account or replacing the Fund with another Fund. There are certain risks associated with mixed and shared funding and with the sale of shares to qualified pension and retirement plans, as disclosed in each Fund's prospectus.

THE GUARANTEED INTEREST OPTION

     The Guaranteed Interest Option is an investment option available under the Contract and is supported by the Company's General Account and the GIO Account (described below). All or a portion of an Owner's Purchase Payments may be allocated to and transfers of Contract Value may be made to Guarantee Periods under the Guaranteed Interest Option. Through the Guaranteed Interest Option, the Company offers specified effective annual rates of interest (Guaranteed Interest Rates) that are credited daily and available for specified periods of time selected by an Owner (Guarantee Periods). Although the Guaranteed Interest Rate may differ among Guarantee Periods, it will never be less than the effective annual rate shown in the Contract.

     Interests issued by the Company in connection with the Guaranteed Interest Option have been registered under the Securities Act of 1933, but neither the Guaranteed Interest Option, the GIO Account, nor the General Account has been registered as an investment company under the 1940 Act. Accordingly, neither the Guaranteed Interest Option, the GIO Account, nor the General Account, nor any interest therein are generally subject to regulation under the 1940 Act.

     Initial Guarantee Periods begin on the date as of which a Purchase Payment is allocated to or a portion of Contract Value is transferred to the Guarantee Period, and end when the number of years in the Guarantee Period elected (measured from the end of the calendar month in which the amount was allocated or transferred to the Guarantee Period) has elapsed. The last day of the Guarantee Period is the expiration date for that Guarantee Period. Subsequent Guarantee Periods begin on the first day following the expiration date of a previous Guarantee Period.

     Allocations of Purchase Payments and transfers of Contract Value to the Guaranteed Interest Option may have different applicable Guaranteed Interest Rates depending on the timing of such allocations or transfers. However, the applicable Guaranteed Interest Rate does not change during a Guarantee Period. If the allocated or transferred amount remains in the Guaranteed Interest Option until the end of the applicable Guarantee Period, its value will be equal to the amount originally allocated or transferred, multiplied, on an annually compounded basis, by its Guaranteed Interest Rate. If a Guarantee Amount is surrendered, withdrawn, transferred, or applied to an Annuity Payment Option prior to 30 days before the expiration of the Guarantee Period, the Guaranteed Interest Rate for that Guarantee Period is subject to a Market Value Adjustment, as described below, the application of which may result in the payment of an amount less than the amount originally allocated or transferred to the Guarantee Period.

     The Company will notify Owners in writing at least 30 days prior to the expiration date of any Guarantee Period about the then currently available Guarantee Periods and the Guaranteed Interest Rates applicable to such Guarantee Periods. A new Guarantee Period of the same duration as the previous Guarantee Period will commence automatically on the first day following the expiring Guarantee Period, unless the Company receives Written Notice prior to the start of the new Guarantee Period of the Owner's election of a different Guarantee Period from among those being offered by the Company at that time, or instructions to transfer all or a portion of the expiring Guarantee Amount to a Subaccount. If the Company does not receive such Written Notice and is not offering a Guarantee Period of the same duration as the expiring Guarantee Period or if the duration of the expiring Guarantee Period would, if renewed, extend beyond the Annuity Date, then a new Guarantee Period of one year will commence automatically on the first day following the expiring Guarantee Period. The minimum Guarantee Amount is $500.

     To the extent permitted by law, the Company reserves the right at any time to offer Guarantee Periods that differ from those available when an Owner's Contract was issued. The Company also reserves the right, at any time, to stop accepting Purchase Payment allocations or transfers of Contract Value to a particular Guarantee Period. Since the specific Guarantee Periods available may change periodically, please contact the Service Center to determine the Guarantee Periods currently being offered.

     GIO ACCOUNT. The assets in the GIO Account are used to support the values and benefits under the Guaranteed Interest Option of the Contract and similar contracts. The Company owns the assets in the GIO Account and holds such assets separately from other Company assets and from the General Account. The portion of the assets of the GIO Account equal to the reserves and other contract liabilities of the GIO

Account are not chargeable with liabilities that arise from any other business that the Company conducts. The Company may transfer to the General Account any assets of the GIO Account that are in excess of such reserves and other liabilities.

     Under Pennsylvania insurance law, the Company is required to maintain assets in the GIO Account at least equal to the reserves and other contract liabilities of the GIO Account. In the unlikely event of liquidation of the Company, if the Company cannot satisfy all of its insurance obligations, Owners with Guaranteed Interest Option Value will have a priority claim against assets of the GIO Account equal to its liabilities, and a claim against the Company's general account for any remaining Company liabilities. Thus, the GIO Account represents a pool of assets that provides an additional measure of assurance that Owners allocating Purchase Payments and Contract Value to the Guaranteed Interest Option will receive full payment of benefits attributable to Guaranteed Interest Option.

     Owners allocating Purchase Payments and/or Contract Value to the Guaranteed Interest Option do not participate in the investment performance of assets of the GIO Account, and this performance does not determine the Guaranteed Interest Option Value or benefits relating thereto. The Guaranteed Interest Option provides values and benefits based only upon the Purchase Payments and Contract Values allocated thereto, the Guaranteed Interest Rate credited on such amounts, and any charges or Market Value Adjustments imposed on such amounts in accordance with the terms of the Contract.

     MARKET VALUE ADJUSTMENT. A Market Value Adjustment reflects the relationship between: (i) the current Guaranteed Interest Rate that the Company is crediting for a Guarantee Period equal to the time remaining in the Guarantee Period from which the Guarantee Amount is requested to be surrendered, withdrawn, transferred or annuitized; and (ii) the Guaranteed Interest Rate being applied to the Guarantee Period from which the Guarantee Amount will be surrendered, withdrawn, transferred or annuitized. Any surrender, withdrawal, transfer or application to an Annuity Payment Option of a Guarantee Amount is subject to a Market Value Adjustment that may be positive or negative, unless the effective date of the surrender, withdrawal, transfer or application is within 30 days prior to the end of a Guarantee Period. The Market Value Adjustment will be applied after the deduction of any applicable annual administration fee or transfer processing fee, and before the deduction of any applicable surrender charge or charge for taxes on purchase payments (also referred to as a "premium tax" charge).

     Generally, if the Guaranteed Interest Rate for the selected Guarantee Period is lower than the Guaranteed Interest Rate currently being offered for new Guarantee Periods of a duration equal to the balance of the selected Guarantee Period as of the date that the Market Value Adjustment is applied, then the application of the Market Value Adjustment will result in the payment, upon surrender, withdrawal, transfer or application of amounts to an Annuity Payment Option, of an amount less than the Guarantee Amount (or portion thereof) being surrendered, withdrawn, transferred or applied to an Annuity Payment Option, or may even result in the payment of an amount less than the Purchase Payment allocated to or the portion of Contract Value transferred to the Guarantee Period. Similarly, if the Guaranteed Interest Rate for the selected Guarantee Period is higher than the Guaranteed Interest Rate currently being offered for new Guarantee Periods of a duration equal to the balance of the selected Guarantee Period as of the date that the Market Value Adjustment is applied, then the application of the Market Value Adjustment will result in the payment, upon surrender, withdrawal, transfer or application of amounts to an Annuity Payment Option, of an amount greater than the Guarantee Amount (or portion thereof) being surrendered, withdrawn, transferred or applied to an Annuity Payment Option.

     The Market Value Adjustment is computed by multiplying the amount being surrendered, withdrawn, transferred or applied to an Annuity Payment Option by the Market Value Adjustment Factor. The Market Value Adjustment Factor is calculated as follows:

                   Market Value Adjustment = Amount multiplied by       3 1   1+A 2     N/12   -1  4
                                                                              1+B

          where:
          "Amount" is the amount being surrendered, withdrawn, transferred or applied to an Annuity Payment Option less any applicable annual administration fees or transfer processing fees;

          "a" is the Guaranteed Interest Rate currently being credited to the "Amount";

          "b" is the Guaranteed Interest Rate that is currently being offered for a Guarantee Period of duration equal to the time remaining to the expiration of the Guarantee Period for the Guarantee Amount from which the "Amount" is taken. Where the time remaining to the expiration of the Guarantee Period is not 1, 3, 5, 7 or 10 years, "b" is the rate found by linear interpolation of the rate for the Guarantee Period having the duration closest to the time remaining or, if the time remaining is less than 1 year, "b" is the rate for a 1 year period; and

          "n" is the number of complete months remaining before the expiration of the Guarantee Period for the Guarantee Amount from which the "Amount" is taken.

Examples of computing the Market Value Adjustment are set forth in Appendix A.

                          DESCRIPTION OF THE CONTRACT

PURCHASING A CONTRACT

     A prospective Owner may purchase a Contract by submitting an application through a licensed agent of the Company who is also a representative of a broker-dealer having a selling agreement with CNA Investor Services, Inc. ("CNA/ISI"), the principal underwriter for the Contracts. The maximum Age on the Contract Effective Date for Owners who are Annuitants is 85. An initial purchase payment must be delivered to the Service Center along with the Owner's application. The minimum initial purchase payment is $2,000. The minimum additional purchase payment the Company will accept is $100. Unless the Company gives its prior approval, it will not accept an initial purchase payment in excess of $500,000 and reserves the right not to accept any purchase payment for any reason. The Company will send Owners a confirmation notice upon receipt and acceptance of the Owner's purchase payment.

CANCELING THE CONTRACT

     Owners may cancel the Contract during the Cancellation Period, which is the 10-day period after an Owner receives the Contract. Some states may require a longer Cancellation Period. To cancel the Contract, the Owner must mail or deliver the Contract to the Service Center or to the agent who sold it. The Company will refund the Contract Value plus any fees or charges deducted except for the mortality and expense risk charge and the administration charge. If the Owner purchased a Contract in a state that requires the return of purchase payments during the Cancellation Period and the Owner chooses to exercise the cancellation right, the Company will return the purchase payments.

CREDITING AND ALLOCATING PURCHASE PAYMENTS

     If the application for a Contract is properly completed and is accompanied by all the information necessary to process it, including payment of the initial purchase payment, the initial Purchase Payment will be allocated, as designated by the Owner, to one or more of the Subaccounts or to one or more Guarantee Periods within two business days of receipt of such Purchase Payment by the Company at the Service Center. If the application is not properly completed, the Company reserves the right to retain the Purchase Payment for up to five business days while it attempts to complete the application. If the application cannot be made complete within five business days, the applicant will be informed of the reasons for the delay and the initial Purchase Payment will be returned immediately unless the applicant specifically consents to the Company retaining the initial Purchase Payment until the application is made complete. The initial Purchase Payment will then be credited within two business days after receipt of a properly completed application. The Company will credit additional Purchase Payments that are accepted by the Company as of the end of the Valuation Period during which the Payment was received at the Service Center.

     The initial Purchase Payment is allocated among the Subaccounts and Guarantee Periods as specified on the application, unless the Contract is issued in a state that requires the return of purchase payments during the Cancellation Period. In those states, any portion of the initial Purchase Payment allocated to the

Guaranteed Interest Option will be allocated to that option upon receipt; and any portion of the initial Purchase Payment allocated to the Subaccounts will be allocated to the Money Market Subaccount for a period equal to the number of days in the Cancellation Period. At the expiration of this period, such portion of the Purchase Payment, as adjusted to reflect the investment performance of the Money Market Subaccount during this period, is then allocated to the Subaccounts as described above.

     Owners may allocate Purchase Payments among any or all Subaccounts or Guarantee Periods available. If an Owner elects to invest in a particular Subaccount or Guarantee Period, at least 1% of the Purchase Payment must be allocated to that Subaccount or Guarantee Period. All percentage allocations must be in whole numbers. The minimum amount that may be allocated to any Guarantee Period is $500. The Company allocates any additional Purchase Payments among the Subaccounts and the Guaranteed Interest Option in accordance with the allocation schedule in effect when such Purchase Payment is received at the Service Center unless it is accompanied by Written Notice directing a different allocation.

VARIABLE CONTRACT VALUE

     SUBACCOUNT VALUE. The Variable Contract Value is the sum of all Subaccount Values and therefore reflects the investment experience of the Subaccounts to which it is allocated. The Subaccount Value for any Subaccount as of the Contract Effective Date is equal to the amount of the initial Purchase Payment allocated to that Subaccount. On subsequent Valuation Days prior to the Annuity Date, the Subaccount Value is equal to that part of any Purchase Payment allocated to the Subaccount and any amount transferred to that Subaccount, adjusted by interest income, dividends, net capital gains or losses, realized or unrealized, and decreased by withdrawals (including any applicable surrender charges and any applicable purchase payment tax charge) and any amounts transferred out of that Subaccount.

     ACCUMULATION UNITS. Purchase Payments allocated to a Subaccount or amounts of Contract Value transferred to a Subaccount are converted into Accumulation Units. For any Contract, the number of Accumulation Units credited to a Subaccount is determined by dividing the dollar amount directed to the Subaccount by the value of the Accumulation Unit for that Subaccount for the Valuation Day on which the Purchase Payment or transferred amount is invested in the Subaccount. Therefore, Purchase Payments allocated to or amounts transferred to a Subaccount under a Contract increase the number of Accumulation Units of that Subaccount credited to the Contract.

     Decreases in Subaccount Value under a Contract are effected by the cancellation of Accumulation Units of a Subaccount. Therefore, surrenders, withdrawals, transfers out of a Subaccount, payment of a death benefit, the application of Variable Contract Value to an Annuity Payment Option on the Annuity Date, and the deduction of the annual administration fee all result in the cancellation of an appropriate number of Accumulation Units of one or more Subaccounts. Accumulation Units are canceled as of the end of the Valuation Period in which the Company received Written Notice regarding the event.

     The Accumulation Unit value for each Subaccount was arbitrarily set initially at $10 when the Subaccount began operations. Thereafter, the Accumulation Unit value at the end of every Valuation Day equals the Accumulation Unit value at the end of the preceding Valuation Day multiplied by the Net Investment Factor (described below). The Subaccount Value for a Contract is determined on any day by multiplying the number of Accumulation Units attributable to the Contract in that Subaccount by the Accumulation Unit value for that Subaccount.

     THE NET INVESTMENT FACTOR. The Net Investment Factor is an index applied to measure the investment performance of a Subaccount from one Valuation Period to the next. For each Subaccount, the Net Investment Factor reflects the investment experience of the Fund in which that Subaccount invests and the charges assessed against that Subaccount for a Valuation Period. The Net Investment Factor is calculated by dividing (1) by (2) and subtracting (3) from the result, where:

          (1) is the result of:

              a. the Net Asset Value Per Share of the Fund held in the
                 Subaccount, determined at the end of the current Valuation Period; plus

              b. the per share amount of any dividend or capital gain
                 distributions made by the Fund held in the Subaccount, if the "ex-dividend" date occurs during the current Valuation Period; plus or minus

              c. a per share charge or credit for any taxes reserved for, which is determined by the Company to have resulted from the operations of the Subaccount.

          (2) is the Net Asset Value Per Share of the Fund held in the Subaccount, determined at the end of the last prior Valuation Period.

          (3) is a daily factor representing the mortality and expense risk charge and the administration charge deducted from the Subaccount, adjusted for the number of days in the Valuation Period.

TRANSFERS

     GENERAL. Prior to the Annuity Date and after the Cancellation Period, by Written Notice, an Owner may transfer all or part of any Subaccount Value to another Subaccount(s) (subject to its availability) or to one or more available Guarantee Periods, or transfer all or part of any Guarantee Amount to any Subaccount(s) (subject to its availability) or to one or more available Guarantee Periods, subject to the following restrictions. The minimum transfer amount is $500 or the entire Subaccount Value or Guarantee Amount, if less. The minimum Subaccount Value or Guarantee Amount that may remain following a transfer is $500. A transfer request that would reduce any Subaccount Value or Guarantee Amount below $500 is treated as a transfer request for the entire Subaccount Value or Guarantee Amount. Only four transfers may be made per Contract Year from all or part of any Guarantee Amount. The first 12 transfers during each Contract Year are free. The Company assesses a transfer processing fee of $25 for each transfer in excess of 12 during a Contract Year. The transfer processing fee is deducted from the amount being transferred. Each Written Notice of transfer is considered one transfer regardless of how many Subaccounts or Guarantee Periods are affected by the transfer.

     DOLLAR-COST AVERAGING FACILITY. If elected in the application or at any time thereafter prior to the Annuity Date by Written Notice, an Owner may systematically transfer (on a monthly, quarterly, semi-annual or annual basis) specified dollar amounts from the Money Market Subaccount to other Subaccounts. This is known as the "dollar-cost averaging" method of investment. The fixed-dollar amount purchases more Accumulation Units of a Subaccount when their value is lower and fewer units when their value is higher. Over time, the cost per unit averages out to be less than if all purchases of Units had been made at the highest value and greater than if all purchases had been made at the lowest value. The dollar-cost averaging method of investment reduces the risk of making purchases only when the price of Accumulation Units is high. It does not assure a profit or protect against a loss in declining markets.

     Owners may only elect to use the dollar-cost averaging facility if their Money Market Subaccount Value is at least $1,000 at the time of the election. The minimum transfer amount under the facility is $100 per month (or the equivalent). If dollar-cost averaging transfers are to be made to more than one Subaccount, then the Owner must indicate the dollar amount of the transfer to be made to each. At least $50 must be designated to each Subaccount.

     Transfers under the dollar-cost averaging facility are made as of the same calendar day each month. If this calendar day is not a Valuation Day, transfers are made as of the next Valuation Day. Once elected, transfers under the dollar-cost averaging facility continue until the Money Market Subaccount Value is depleted, the Annuity Date occurs or until the Owner cancels the election by Written Notice at least seven days in advance of the next transfer date. Alternatively, Owners may specify in advance a date for transfers under the facility to cease. There is no additional charge for using the dollar-cost averaging facility. Transfers under the facility do not count towards the 12 transfers permitted without a transfer processing fee in any Contract Year. The Company reserves the right to discontinue offering the dollar-cost averaging facility at any time and for any reason or to change its features.

     If elected in the application, an Owner may use the dollar-cost averaging facility to systematically transfer specified dollar amounts (on a monthly or quarterly basis) from a Guarantee Amount under the Guaranteed

Interest Option. For this purpose, the Company may, from time to time, offer a special one-year or six-month Guarantee Period designed for use with the dollar-cost averaging facility. When available, an Owner may allocate all or part of the initial purchase payment to a special Guarantee Period. These special Guarantee Periods are not available for subsequent purchase payments or transfers of Contract Value. The minimum dollar amount that may be transferred from a Guarantee Amount using the dollar-cost averaging facility is that amount which results in the entire Guarantee Amount being transferred to one or more Subaccounts by the end of the special Guarantee Period and in no case shall be less than $5,000. Once elected, transfers from a Guarantee Amount under the facility do not cease until the Guarantee Amount is depleted. No Market Value Adjustment applies to transfers described in this paragraph. All other requirements applicable to dollar-cost averaging transfers from the Money Market Subaccount apply to transfers described in this paragraph.

     AUTOMATIC SUBACCOUNT VALUE REBALANCING. If elected in the application or requested by Written Notice at any time thereafter prior to the Annuity Date, an Owner may instruct the Company to automatically transfer (on a quarterly, semi-annual or annual basis) Variable Contract Value between and among specified Subaccounts in order to achieve a particular percentage allocation of Variable Contract Value among such Subaccounts ("automatic Subaccount Value rebalancing"). Such percentage allocations must be in whole numbers. Once elected, automatic Subaccount Value rebalancing begins on the first Valuation Day of the next calendar quarter or other period (or, if later, the next calendar quarter or other period after the expiration of the Cancellation Period).

     Owners may stop automatic Subaccount Value rebalancing at any time by Written Notice at least seven calendar days before the first Valuation Day in a new period. Owners may specify allocations between and among as many Subaccounts as are available at the time automatic Subaccount Value rebalancing is elected. Once automatic Subaccount Value rebalancing has been elected, any subsequent allocation instructions that differ from the then-current rebalancing allocation instructions are treated as a request to change the automatic Subaccount Value rebalancing allocation. Owners may change automatic Subaccount Value rebalancing allocations at any time. Allocation changes will take effect as of the Valuation Day that instructions are received at the Service Center. Once automatic Subaccount Value rebalancing is in effect, an Owner may only transfer Subaccount Value among or between Subaccounts by changing the automatic Subaccount Value rebalancing allocation instructions. Changes to automatic Subaccount Value rebalancing must be made by Written Notice.

     There is no additional charge for automatic Subaccount Value rebalancing and rebalancing transfers do not count as one the 12 transfers available without a transfer processing fee during any Contract Year. If automatic Subaccount Value rebalancing is elected at the same time as the dollar-cost averaging facility or when the dollar-cost averaging facility is being utilized, automatic Subaccount Value rebalancing will be postponed until the first Valuation Day in the calendar quarter or other period following the termination of dollar-cost averaging facility. The Company reserves the right to discontinue offering automatic Subaccount Value rebalancing at any time for any reason or to change its features.

WITHDRAWALS

     GENERAL. Prior to the Annuity Date and after the Cancellation Period, an Owner may withdraw part of the Surrender Value, subject to certain limitations. Each withdrawal must be requested by Written Notice. The minimum withdrawal amount is $500. The maximum withdrawal is the amount that would leave a minimum Surrender Value of $1,000. A withdrawal request that would reduce any Subaccount Value or Guarantee Amount below $500 will be treated as a request for a withdrawal of all of that Subaccount Value or Guarantee Amount.

     The Company withdraws the amount requested from the Contract Value as of the day that the Company receives an Owner's Written Notice, and sends the Owner that amount. The Company will then deduct any applicable surrender charge and any applicable purchase payment tax charge from the remaining Contract Value. If the withdrawal is requested from a Guarantee Amount, the Company deducts any applicable Market Value Adjustment from, or adds any applicable Market Value Adjustment to, remaining Contract Value. A deduction of a Market Value Adjustment from Contract Value may result in the payment of an amount which, when added to any remaining Guarantee Amount and amounts previously withdrawn or transferred, is less than the amount allocated or transferred to a Guarantee Period to create that Guarantee Amount.

     A Written Notice of withdrawal must specify the amount to be withdrawn from each Subaccount or Guarantee Amount. If the Written Notice does not specify this information, or if any Subaccount Value or Guarantee Amount is inadequate to comply with the request, the Company will make the withdrawal based on the proportion that each Subaccount Value and each Guarantee Amount bears to the Contract Value as of the day of the withdrawal.

     SYSTEMATIC WITHDRAWALS. If elected in the application or requested at any time thereafter prior to the Annuity Date by Written Notice, an Owner may elect to receive periodic withdrawals under the Company's systematic withdrawal plan. Under the systematic withdrawal plan, the Company will make withdrawals (on a monthly, quarterly, semi-annual or annual basis) from Subaccounts specified by the Owner. Systematic withdrawals must be at least $100 each and may only be made from Variable Contract Value. Withdrawals under the systematic withdrawal plan may only be made from Subaccounts having $1,000 or more of Subaccount Value at the time of election. The systematic withdrawal plan is not available to Owners using the dollar-cost averaging facility or automatic Subaccount Value rebalancing.

     The Company makes systematic withdrawals on the following basis: (1) as a specified dollar amount, or (2) as a specified whole percent of Subaccount Value.

     Participation in the systematic withdrawal plan terminates on the earliest of the following events: (1) the Subaccount Value from which withdrawals are being made becomes zero, (2) a termination date specified by the Owner is reached, or (3) the Owner requests that his or her participation in the plan cease. Systematic withdrawals being made in order to meet the required minimum distribution under the Code or to make substantially equal payments as required under the Code will continue even though a surrender charge is deducted.

     TAX CONSEQUENCES OF WITHDRAWALS. Consult your tax adviser regarding the tax consequences associated with making withdrawals. A withdrawal made before the taxpayer reaches Age 59 1/2, including systematic withdrawals, may result in imposition of a penalty tax of 10% of the taxable portion withdrawn. See "FEDERAL TAX CONSIDERATIONS" for more details.

SURRENDERS

     An Owner may surrender the Contract for its Surrender Value at any time prior to the Annuity Date. A Contract's Surrender Value fluctuates daily as a function of the investment experience of the Subaccounts in which an Owner is invested. The Company does not guarantee any minimum Surrender Value for amounts invested in the Subaccounts. Likewise, the Company does not guarantee any minimum Surrender Value for Guarantee Amounts surrendered, withdrawn, transferred or applied to an Annuity Payment Option before the 30-day period prior to the expiration of a Guarantee Period.

     An Owner may elect to have the Surrender Value paid in a single sum or under an Annuity Payment Option. The Surrender Value will be determined as of the date the Company receives the Written Notice for surrender and the Contract at the Service Center.

     Consult your tax adviser regarding the tax consequences of a Surrender. A Surrender made before age 59 1/2 may result in the imposition of a penalty tax of 10% of the taxable portion of the Surrender Value. See "FEDERAL TAX CONSIDERATIONS" for more details.

DEATH OF OWNER OR ANNUITANT

     DEATH BENEFITS ON OR AFTER THE ANNUITY DATE. If an Owner dies on or after the Annuity Date, any surviving joint Owner becomes the sole Owner. If there is no surviving Owner, any successor Owner becomes the new Owner. If there is no surviving or successor Owner, the Payee becomes the new Owner. If an Annuitant or an Owner dies on or after the Annuity Date, the remaining undistributed portion, if any, of the

Contract Value will be distributed at least as rapidly as under the method of distribution being used as of the date of such death. Under some Annuity Payment Options, there will be no death benefit.

     DEATH BENEFITS WHEN THE OWNER DIES BEFORE THE ANNUITY DATE. If any Owner dies prior to the Annuity Date, any surviving joint Owner becomes the new sole Owner. If there is no surviving joint Owner, any successor Owner becomes the new Owner and if there is no successor Owner the Annuitant becomes the new Owner unless the deceased Owner was also the Annuitant. If the sole deceased Owner was also the Annuitant, then the provisions relating to the death of the Annuitant (described below) will govern unless the deceased Owner was one of two joint Annuitants, in which event the surviving Annuitant becomes the new Owner.

     The following options are available to new Owners:

          1. to receive the Adjusted Contract Value in a single lump sum within five years of the deceased Owner's death; or

          2. elect to receive the Adjusted Contract Value paid out under an Annuity Payment Option provided that: (a) Annuity Payments begin within one year of the deceased Owner's death, and (b) Annuity Payments are made in substantially equal installments over the life of the new Owner or over a period not greater than the life expectancy of the new Owner; or

          3. if the new Owner is the spouse of the deceased Owner, he or she may by Written Notice within one year of the Owner's death, elect to continue the Contract as the new Owner. If the spouse so elects, all of his or her rights as a Beneficiary cease and if the deceased Owner was also the sole Annuitant and appointed no Contingent Annuitant, he or she will become the Annuitant. The spouse will be deemed to have made the election to continue the Contract if he or she makes no election before the expiration of the one year period or if he or she makes any purchase payments under the Contract.

     With regard to new Owners who are not the spouse of the deceased Owner: (a) 1 and 2 apply even if the Annuitant or Contingent Annuitant is alive at the time of the deceased Owner's death, (b) if the new Owner is not a natural person, only option 1 is available, (c) if no election is made within one year of the deceased Owner's death, option 1 is deemed to have been elected.

     Adjusted Contract Value is computed as of the date that the Company receives Due Proof of Death of the Owner. Payments under this provision are in full settlement of all of the Company's liability under the Contract.

     DEATH BENEFITS WHEN THE ANNUITANT DIES BEFORE THE ANNUITY DATE. If the Annuitant dies before the Annuity Date while the Owner is still living, any Contingent Annuitant will become the Annuitant. If the Annuitant dies before the Annuity Date and no Contingent Annuitant has been named, the Company will pay the death benefit described below to the Beneficiary. If there is no surviving Beneficiary, the Company will pay the death benefit to any Contingent Beneficiary. If there is no surviving Contingent Beneficiary, the Company will immediately pay the death benefit to the Owner's estate in a lump sum.

     If the Annuitant who is also an Owner dies or if the Annuitant dies and the Owner is not a natural person, a Beneficiary (or a Contingent Beneficiary):

          1. will receive the death benefit in a single lump sum within 5 years of the deceased Annuitant's death; or

          2. may elect to receive the death benefit paid out under an Annuity Payment Option provided that: (a) Annuity Payments begin within 1 year of the deceased Annuitant's death, and (b) Annuity Payments are made in substantially equal installments over the life of the Beneficiary or over a period not greater than the life expectancy of the Beneficiary; or

          3. if the Beneficiary is the spouse of the deceased Annuitant, he or she may by Written Notice within one year of the Annuitant's death, elect to continue the Contract as the new Owner. If the spouse so elects, all his or her rights as a Beneficiary cease and if the deceased Annuitant was also the sole Annuitant and appointed no Contingent Annuitant, he or she will become the Annuitant. The spouse will be deemed to have made the election to continue the Contract if he or she makes no election before the expiration of the one year period or if he or she makes any purchase payments under the Contract.


     THE DEATH BENEFIT. The death benefit is an amount equal to the greatest of:


          1. aggregate purchase payments made less any withdrawals as of the date that the Company receives Due Proof of Death of the Annuitant; or

          2. the Contract Value as of the date that the Company receives Due Proof of Death of the Annuitant; or

          3. the minimum death benefit described below;

less any applicable purchase payment tax charge on the date that the death benefit is paid.

     The minimum death benefit is the death benefit floor amount as of the date of the Annuitant's death (a) adjusted, for each withdrawal made since the most recent reset of the death benefit floor amount, multiplying that amount by the product of all ratios of the Contract Value immediately after a withdrawal to the Contract Value immediately before such withdrawal (b) plus any purchase payments made since the most recent reset of the death benefit floor amount.

     The death benefit floor amount is the largest Contract Value attained on any prior Contract Anniversary prior to the Annuitant's Age 81. Therefore, the death benefit floor amount is reset when, on a Contract Anniversary, Contract Value exceeds the current death benefit floor amount.


     Examples of the computation of the death benefit are shown in Appendix B.


PAYMENTS BY THE COMPANY

     The Company generally makes payments of withdrawals, surrenders, death benefits, or any Annuity Payments within seven days of receipt of all applicable Written Notices and/or Due Proofs of Death. However, the Company may postpone such payments for any of the following reasons:

          1. when the New York Stock Exchange ("NYSE") is closed for trading other than customary holiday or weekend closing, or trading on the NYSE is restricted, as determined by the SEC; or

          2. when the SEC by order permits a postponement for the protection of Owners; or

          3. when the SEC determines that an emergency exists that would make the disposal of securities held in the Variable Account or the determination of their value not reasonably practicable.

     If a recent check or draft has been submitted, the Company has the right to defer payment of surrenders, withdrawals, death benefits or Annuity Payments until the check or draft has been honored.

     The Company may defer payment of any withdrawal, surrender or transfer of Guaranteed Interest Option Value up to six months after it receives an Owner's Written Notice. The Company pays interest on the amount of any payment that is deferred.

TELEPHONE TRANSACTION PRIVILEGES

     If an Owner has elected this privilege in a form provided by the Company, an Owner may make transfers or change allocation instructions by telephoning the Service Center. A telephone authorization form received by the Company at the Service Center is valid until it is rescinded or revoked by Written Notice or until a subsequently dated form signed by the Owner is received at the Service Center. The Company will send Owners a written confirmation of all transfers and allocation changes made pursuant to telephone instructions.

     The Service Center requires a form of personal identification prior to acting on instructions received by telephone and also may tape record instructions received by phone. If the Company follows these procedures, it is not liable for any losses due to unauthorized or fraudulent transactions. The Company reserves the right to suspend telephone transaction privileges at any time for any reason.

                           CONTRACT CHARGES AND FEES

SURRENDER CHARGE (CONTINGENT DEFERRED SALES CHARGE)

     GENERAL. No sales charge is deducted from purchase payments at the time that such payments are made. However, within certain time limits described below, a surrender charge is deducted upon any withdrawal or surrender. A surrender charge is assessed on Cash Value applied to an Annuity Payment Option during the first five Contract Years. No surrender charge is assessed on Contract Value applied to an Annuity Payment Option after the fifth Contract Year. If on the Annuity Date, however, the Payee elects (or the Owner previously elected) to receive a lump sum, this sum will equal the Surrender Value on such date.

     In the event that surrender charges are not sufficient to cover sales expenses, such expenses will be borne by the Company. Conversely, if the revenue from such charges exceeds such expenses, the excess of revenues from such charges over expenses will be retained by the Company. The Company does not currently believe that the surrender charges deducted will cover the expected costs of distributing the Contracts. Any shortfall will be made up from the Company's general assets, which may include amounts derived from the mortality and expense risk charge.

     CHARGE FOR SURRENDER OR WITHDRAWALS. The surrender charge is equal to the percentage of each purchase payment surrendered or withdrawn (or applied to an Annuity Payment Option during the first five Contract Years) as shown in the table below. The surrender charge is separately calculated and applied to each purchase payment at the time that the purchase payment is surrendered or withdrawn. No surrender charge applies to the Contract Value in excess of aggregate purchase payments (less prior withdrawals of the payments). The surrender charge is calculated using the assumption that purchase payments are surrendered Contract Value in excess of aggregate purchase payments (less prior withdrawals of purchase payments) is surrendered or withdrawn before any purchase payments and that purchase payments are withdrawn on a first-in-first-out basis.

-----------------------------------------------------------------------------------------------------------------------
                                                                                 SURRENDER CHARGE
                             NUMBER OF FULL YEARS                                 AS A PERCENTAGE
                            ELAPSED BETWEEN DATE OF                                 OF PURCHASE
                          RECEIPT OF PURCHASE PAYMENT                            PAYMENT WITHDRAWN
                      AND DATE OF SURRENDER OF WITHDRAWAL                         OR SURRENDERED
-----------------------------------------------------------------------------------------------------------------------
                                       0                                                7%
                                       1                                                7%
                                       2                                                6%
                                       3                                                5%
                                       4                                                4%
                                       5+                                               0%
-----------------------------------------------------------------------------------------------------------------------

     WITHDRAWALS. With regard to all withdrawals, the Company withdraws the amount requested from the Contract Value as of the day that it receives the Written Notice regarding the withdrawal and sends the Owner that amount. The Company then deducts any surrender charge and any applicable purchase payment tax charge from the remaining Contract Value. If the withdrawal is requested from a Guarantee Amount, the Company deducts any applicable Market Value Adjustment from, or adds any applicable Market Value Adjustment to, remaining Contract Value.

     AMOUNTS NOT SUBJECT TO A SURRENDER CHARGE. Each Contract Year after the first Contract Year (or the first Contract Year if systematic withdrawals are in effect), an Owner may withdraw an amount equal to 15% of the greater of: (1) aggregate purchase payments (less prior withdrawals of purchase payments) as of the first Valuation Day of that Contract Year, or (2) Contract Value as of the day Written Request for the withdrawal is received, without incurring surrender charge. The Company reserves the right to limit the number of such "free" withdrawals in any Contract Year. Owners may carry over to subsequent Contract Years, any unused "free" withdrawal percentages. For example, if 10% of either aggregate purchase payments (less prior withdrawals of purchase payments) or Contract Value is withdrawn in a Contract Year, then in the next Contract Year, the Owner may withdraw an amount equal to 20% of the greater of: (1) aggregate purchase payments (less prior withdrawals of purchase payments) as of the first Valuation Day of that Contract Year, or (2) Contract Value as of the day Written Request for the withdrawal is received, without incurring surrender charge.

     WAIVER OF SURRENDER CHARGE. The Company will waive the surrender charge in the event that the Owner: (1) enters an "eligible nursing home," as defined in the Contract, for a period of at least 90 days, (2) is diagnosed as having a "terminal medical condition," as defined in the Contract, or (3) is less than age 65 and sustains a "permanent and total disability," as defined in the Contract. The Company reserves the right to require written proof of terminal medical condition or permanent and total disability satisfactory to it and to require an examination by a licensed physician of its choice. The surrender charge waiver is not available in all states due to applicable insurance laws in effect in various states.

ANNUAL ADMINISTRATION FEE

     An annual administration fee is deducted as of each Contract Anniversary for the prior Contract Year. The Company also deducts this fee for the current Contract Year when determining the Surrender Value prior to the end of a Contract Year and on the Annuity Date. If Contract Value is $50,000 or less at the time of the fee deduction, then the annual administration fee is $30. The fee is zero for Contracts where the Contract Value exceeds $50,000 at the time the fee would be deducted. This fee is to cover a portion of the Company's administrative expenses related to the Contracts. The Company does not expect to make a profit from this fee.

     The annual administration fee is assessed against Subaccount Values and Guarantee Amounts based on the proportion that each bears to the Contract Value. Where the fee is deducted from Subaccount Values, the Company will cancel an appropriate number of Accumulation Units. Where the fee is obtained from a Guarantee Amount, the Company will reduce the Guarantee Amount by the amount of the fee.

TRANSFER PROCESSING FEE

     Prior to the Annuity Date, the Company permits 12 free transfers per Contract Year among and between the Subaccounts and the Guarantee Periods. For each additional transfer, the Company charges $25 at the time each such transfer is processed. The fee is deducted from the amount being transferred. The Company does not expect to make a profit from this fee.

TAXES ON PURCHASE PAYMENTS

     Certain states and municipalities impose a tax on the Company in connection with the receipt of annuity considerations. This tax generally can range from 0% to 3.5% of such considerations and generally varies based on the Annuitant's state of residence. Taxes on annuity considerations are generally incurred by the Company as of the Annuity Date based on the Contract Value on that date, and the Company deducts the charge for taxes on annuity considerations from the Contract Value as of the Annuity Date. Some jurisdictions impose a tax on annuity considerations at the time such considerations are made. In those jurisdictions, the Company's current practice is to pay the tax on annuity considerations and then deduct the charge for these taxes from the Contract Value upon surrender, payment of the death benefit, or upon the Annuity Date. The Company reserves the right to deduct any state and local taxes on annuity considerations from the Contract Value at the time such tax is due.

MORTALITY AND EXPENSE RISK CHARGE

     The Company deducts a daily charge from the assets of the Variable Account to compensate it for mortality and expense risks that it assumes under the Contract. The daily charge is at the rate of 0.003446%

(approximately equivalent to an effective annual rate of 1.25%) of the net assets of the Variable Account. Approximately .70% of this annual charge is for the assumption of mortality risk and .55% is for the assumption of expense risk. If the mortality and expense risk charge is insufficient to cover the actual cost of the mortality and expense risks undertaken by the Company, the Company will bear the shortfall. Conversely, if the charge proves more than sufficient, the excess will be profit to the Company and will be available for any proper purpose including, among other things, payment of expenses incurred in selling the Contracts.

     The mortality risk that the Company assumes is the risk that Annuitants, as a group, will live for a longer period of time than the Company estimated when it established the guaranteed Annuity Payment rates in the Contract. Because of these guarantees, each Payee is assured that his or her longevity will not have an adverse effect on the Annuity Payments that he or she receives under Annuity Payment Options based on life contingencies. The Company also assumes a mortality risk because the Contracts guarantee a death benefit if the Annuitant dies before the Annuity Date. The expense risk that the Company assumes is the risk that administration charge, annual administration fee and the transfer processing fee may be insufficient to cover the actual expenses of administering the Contracts.

ADMINISTRATION CHARGE

     The Company deducts a daily administration charge from the assets of the Variable Account to compensate it for a portion of the expenses it incurs in administering the Contracts. The daily charge is at a rate of 0.000411% (approximately equivalent to an effective annual rate of 0.15%) of the net assets of the Variable Account. The Company does not expect to make a profit from this charge.

FUND EXPENSES

     The investment performance of each Fund reflects the management fee that it pays to its investment manager or adviser as well as other operating expenses that it incurs. Investment management fees are generally daily fees computed as a percent of a Fund's average daily net assets at an annual rate. Please read the prospectus for each Fund for complete details.

POSSIBLE CHARGE FOR THE COMPANY'S TAXES

     At the present time, the Company makes no charge to the Variable Account for any federal, state or local taxes that the Company incurs which may be attributable to the Variable Account or the Contracts. The Company, however, reserves the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that it determines to be properly attributable to the Subaccounts or to the Contracts.

                      SELECTING AN ANNUITY PAYMENT OPTION

ANNUITY DATE

     The Owner selects the Annuity Date. For Non-Qualified Contracts, the Annuity Date must be no later than the later of the Contract Anniversary following the Annuitant's Age 85 (Age 99 where permitted under state law). For most Qualified Contracts, the Annuity Date must be no later than April 1 of the calendar year following the calendar year in which the Owner attains age 70 1/2. An Owner may change the Annuity Date by Written Notice, subject to the following limitations:

          1. Written Notice is received at least 30 days before the current Annuity Date; and

          2. the requested new Annuity Date must be at least 30 days after the Company receives Written Notice.

ANNUITY PAYMENT DATES

     The Company computes the first Annuity Payment as of the Annuity Date and makes the first Annuity Payment as of the initial Annuity Payment Date selected by the Owner. The initial Annuity Payment Date is the Annuity Date unless the Annuity Date is the 29th, 30th or 31st day of a calendar month, in which event, the Owner must select a different date. All subsequent Annuity Payments are computed and payable as of Annuity Payment Dates. These dates will be the same day of the month as the initial Annuity Payment Date. Monthly Annuity Payments will be computed and payable as of the same day each month as the initial Annuity Payment Date. Quarterly Annuity Payments will be computed and payable as of the same day in the third, sixth, ninth, and twelfth month following the initial Annuity Payment Date and on the same days of such months in each successive Contract Year. Semi-annual Annuity Payment Dates will be computed and payable as of the same day in the sixth and twelfth month following the initial Annuity Payment Date and on the same days of such months in each successive Contract Year. Annual Annuity Payments will be computed and payable as of the same day in each Contract Year as the initial Annuity Payment Date. The frequency of Annuity Payments selected is shown in the Contract. In the event that the Owner does not select a payment frequency, payments will be made monthly.

ELECTION AND CHANGES OF ANNUITY PAYMENT OPTIONS

     On the Annuity Date, the Surrender Value or Adjusted Contract Value is applied under an Annuity Payment Option, unless the Owner elects to receive the Surrender Value in a lump sum. If the Annuity Date falls during the first five Contract Years, Surrender Value is applied under an Annuity Payment Option. If the Annuity Date falls after the fifth Contract Anniversary, Adjusted Contract Value is applied under an Annuity Payment Option. The Annuity Payment Option specifies the type of annuity to be paid and determines how long the annuity will be paid, the frequency, and the amount of each payment. The Owner may elect or change the Annuity Payment Option by Written Notice at any time prior to the Annuity Date. (See "Annuity Payment Options.") The Owner may elect to apply any portion of the Surrender Value or Adjusted Contract Value to provide either Variable Annuity Payments or Fixed Annuity Payments or a combination of both. If Variable Annuity Payments are selected, the Owner must also select the Subaccounts to which Surrender Value or Adjusted Contract Value will be applied. If no selection has been made by the Annuity Date, Surrender Value or Adjusted Contract Value from any Guaranteed Interest Option Value will be applied to purchase Fixed Annuity Payments and Surrender Value or Adjusted Contract Value from each Subaccount Value will be applied to purchase Variable Annuity Payments from that Subaccount. If no Annuity Payment Option has been selected by the Annuity Date, Surrender Value or Adjusted Contract Value will be applied under Annuity Payment Option 5 (Life Annuity with Period Certain) with a designated period of 10 years. Any death benefit applied to purchase Annuity Payments is allocated among the Subaccounts and/or the Guaranteed Interest Option as instructed by the Beneficiary unless the Owner previously made the foregoing elections.

ANNUITY PAYMENTS

     FIXED ANNUITY PAYMENTS. Fixed Annuity Payments are periodic payments from the Company to the designated Payee, the amount of which is fixed and guaranteed by the Company. The dollar amount of each Fixed Annuity Payment depends on the form and duration of the Annuity Payment Option chosen, the Age of the Annuitant, the sex of the Annuitant (if applicable), the amount of Adjusted Contract Value applied to purchase the Fixed Annuity Payments and, for Annuity Payment Options 3-6, the applicable annuity purchase rates. The annuity purchase rates in the Contract are based on a Guaranteed Interest Rate of not less than 3%. The Company may, in its sole discretion, make Fixed Annuity Payments in an amount based on a higher interest rate. If Fixed Annuity Payments are computed based on an interest rate in excess of the minimum Guaranteed Interest Rate, then, for the period of the higher rate, the dollar amount of such Fixed Annuity Payments will be greater than the dollar amount based on 3%. The Company guarantees that any higher rate will be in effect for at least 12 months.

     Except for Annuity Payment Options 1 and 2, the dollar amount of the first Fixed Annuity Payment is determined by dividing the dollar amount of Adjusted Contract Value being applied to purchase Fixed Annuity Payments by $1,000 and multiplying the result by the annuity purchase rate in the Contract for the selected Annuity Payment Option. Subsequent Fixed Annuity Payments are of the same dollar amount unless the Company makes payments based on an interest rate different from that used to compute the first payment.

     VARIABLE ANNUITY PAYMENTS. Variable Annuity Payments are periodic payments from the Company to the designated Payee, the amount of which varies from one Annuity Payment Date to the next as a function of the net investment experience of the Subaccounts selected by the Owner or Payee to support such payments. The dollar amount of the first Variable Annuity Payment is determined in the same manner as that of a Fixed Annuity Payment. Therefore, provided that the interest rate on which Fixed Annuity Payments are based equals the Benchmark Rate of Return on which Variable Annuity Payments are based, for any particular amount of Adjusted Contract Value applied to a particular Annuity Payment Option, the dollar amount of the first Variable Annuity Payment would be the same as the dollar amount of each Fixed Annuity Payment. Variable Annuity Payments after the first Payment are similar to Fixed Annuity Payments except that the amount of each Payment varies to reflect the net investment experience of the Subaccounts selected by the Owner or Payee.

     The dollar amount of the initial Variable Annuity Payment attributable to each Subaccount is determined by dividing the dollar amount of the Adjusted Contract Value to be allocated to that Subaccount on the Annuity Date by $1,000 and multiplying the result by the annuity purchase rate in the Contract for the selected Annuity Payment Option. The dollar value of the total initial Variable Annuity Payment is the sum of the initial Variable Annuity Payments attributable to each Subaccount.

     The number of Annuity Units attributable to a Subaccount is derived by dividing the initial Variable Annuity Payment attributable to that Subaccount by the Annuity Unit Value for that Subaccount for the Valuation Period ending on the Annuity Date or during which the Annuity Date falls if the Valuation Period does not end on such date. The number of Annuity Units attributable to each Subaccount under a Contract remains fixed unless there is an exchange of Annuity Units.

     The dollar amount of each subsequent Variable Annuity Payment attributable to each Subaccount is determined by multiplying the number of Annuity Units of that Subaccount credited under the Contract by the Annuity Unit Value (described below) for that Subaccount for the Valuation Period ending on the Annuity Payment Date, or during which the Annuity Payment Date falls if the Valuation Period does not end on such date. The dollar value of each subsequent Variable Annuity Payment is the sum of the subsequent Variable Annuity Payments attributable to each Subaccount.

     The Annuity Unit Value of each Subaccount for any Valuation Period is equal to (a) multiplied by (b) divided by (c) where:

          (a) is the Net Investment Factor for the Valuation Period for which the Annuity Unit Value is being calculated;

          (b) is the Annuity Unit Value for the preceding Valuation Period; and

          (c) is a daily Benchmark Rate of Return factor (for the 3% benchmark rate of return) adjusted for the number of days in the Valuation Period.

     The Benchmark Rate of Return factor is equal to one plus 3%, or 1.03. The annual factor can be translated into a daily factor of 1.00008098.

     If the net investment return of the Subaccount for an Annuity Payment period is equal to the pro-rated portion of the 3% Benchmark Rate of Return, the Variable Annuity Payment attributable to that Subaccount for that period will equal the Payment for the prior period. To the extent that such net investment return exceeds an annualized rate of return of 3% for a Payment period, the Payment for that period will be greater than the Payment for the prior period and to the extent that such return for a period falls short of an annualized rate of 3%, the Payment for that period will be less than the Payment for the prior period.

     "TRANSFERS" BETWEEN SUBACCOUNTS. By Written Notice at any time after the Annuity Date, the Payee may change the Subaccount(s) from which Annuity Payments are being made by exchanging the dollar value of a designated number of Annuity Units of a particular Subaccount for an equivalent dollar amount of Annuity Units of another Subaccount. On the date of the exchange, the dollar amount of a Variable Annuity Payment generated from the Annuity Units of either Subaccount would be the same. Exchanges of Annuity Units are treated as transfers for the purpose of computing any transfer processing fee.

ANNUITY PAYMENT OPTIONS

     OPTION 1. INTEREST PAYMENTS. The Company holds the Adjusted Contract Value as principal and pays interest to the Payee. The interest rate is 3% per year compounded annually. The Company pays interest every 1 year, 6 months, 3 months or 1 month, as specified at the time this option is selected. At the death of the Payee, the value of the remaining payments are paid in a lump sum to the Payee's estate. Only Fixed Annuity Payments are available under Annuity Payment Option 1.

     OPTION 2. PAYMENTS OF A SPECIFIED AMOUNT. The Company pays the Adjusted Contract Value in equal payments every 1 year, 6 months, 3 months or 1 month. The amount and frequency of the payments is specified at the time this option is selected. After each payment, interest is added to the remaining amount applied under this option that has not yet been paid. The interest rate is 3% per year compounded annually. Payments are made to the Payee until the amount applied under this option, including interest, is exhausted. The total of the payments made each year must be at least 5% of the amount applied under this option. If the Payee dies before the amount applied is exhausted, the Company pays the value of the remaining payments in a lump sum to the Payee's estate. Only Fixed Annuity Payments are available under Annuity Payment Option 2.

     ADDITIONAL INTEREST EARNINGS. The Company may pay interest at rates in excess of the rates guaranteed in Annuity Payment Options 1 and 2.

     OPTION 3. PAYMENTS FOR A SPECIFIED PERIOD. The Company pays the lump sum in equal payments for the number of years specified when the option is selected. Payments are made every 1 year, 6 months, 3 months or 1 month, as specified when the option is selected. If the Payee dies before the expiration of the specified number of years, the Company pays the commuted value of the remaining payments in a lump sum to the Payee's estate.

     OPTION 4. LIFE ANNUITY. The Company makes monthly payments to the Payee for as long as the Annuitant lives. UNDER THIS OPTION, A PAYEE COULD RECEIVE ONLY ONE PAYMENT IF THE ANNUITANT DIES AFTER THE FIRST PAYMENT, TWO PAYMENTS IF THE ANNUITANT DIES AFTER THE SECOND PAYMENT, ETC.

     OPTION 5. LIFE ANNUITY WITH PERIOD CERTAIN. The Company makes monthly payments to the Payee for as long as the Annuitant lives. At the time this option is selected, a period certain of 5, 10, 15, or 20 years must also be selected. If the Annuitant dies before the specified period certain ends, the payments to the Payee will continue until the end of the specified period. The amount of the monthly payments therefore depends on the period certain selected.

     OPTION 6. JOINT LIFE AND SURVIVORSHIP ANNUITY. The Company makes monthly payments to the Payee while both Annuitants are living. After the death of either Annuitant, payments continue to the Payee for as long as the other Annuitant lives. UNDER THIS OPTION, THE PAYEE COULD RECEIVE ONLY ONE PAYMENT IF BOTH ANNUITANTS DIE AFTER THE FIRST PAYMENT, TWO PAYMENTS IF BOTH ANNUITANTS DIE AFTER THE SECOND PAYMENT, ETC.

                        ADDITIONAL CONTRACT INFORMATION

OWNERSHIP

     The Contract belongs to the Owner. An Owner may exercise all of the rights and options described in the Contract.

     Subject to more specific provisions elsewhere herein, an Owner's rights include the right to: (1) select or change a successor Owner, (2) select or change any Beneficiary or Contingent Beneficiary, (3) select or change the Payee prior to the Annuity Date, (4) select or change the Annuity Payment Option, (5) allocate Purchase Payments among and between the Subaccounts and Guarantee Periods, (6) transfer Contract Value among and between the Subaccounts and Guarantee Periods, and (7) select or change the Subaccounts on which Variable Annuity Payments are based.

     The rights of Owners of Qualified Contracts may be restricted by the terms of a related employee benefit plan. For example, such plans may require an Owner of a Qualified Contract to obtain the consent of his or her spouse before exercising certain ownership rights or may restrict withdrawals. See "FEDERAL TAX CONSIDERATIONS" for more details.

     Selection of an Annuitant or Payee who is not the Owner may have tax consequences. See "FEDERAL TAX CONSIDERATIONS" for more details.

CHANGING THE OWNER OR BENEFICIARY

     Prior to the Annuity Date and after the Cancellation Period, an Owner may transfer ownership of the Contract subject to the Company's published rules at the time of the change.

     At any time before a death benefit is paid, the Owner may name a new Beneficiary by Written Notice unless an irrevocable Beneficiary has previously been named. When an irrevocable Beneficiary has been designated, the Owner must provide the irrevocable Beneficiary's written consent to the Company before a new Beneficiary is designated.

     These changes take effect as of the day the Written Notice is received at the Service Center and the Company is not liable for any payments made under the Contract prior to the effectiveness of any change. For possible tax consequences of these changes, see "FEDERAL TAX CONSIDERATIONS."

MISSTATEMENT OF AGE OR SEX

     If an Age or sex of the Annuitant given in the application is misstated, the Company will adjust the benefits it pays under the Contract to the amount that would have been payable at the correct Age or sex. If the Company made any underpayments because of any such misstatement, it shall pay the amount of such underpayment plus interest at an annual effective rate of 3%, immediately to the Payee or Beneficiary in one sum. If the Company makes any overpayments because of a misstatement of Age or sex, it shall deduct from current or future payments due under the Contract, the amount of such overpayment plus interest at an annual effective rate of 3%.

CHANGE OF CONTRACT TERMS

     Upon notice to the Owner, the Company may modify the Contract to:

          1. conform the Contract or the operations of the Company or of the Variable Account to the requirements of any law (or regulation issued by a government agency) to which the Contract, the Company or the Variable Account is subject;

          2. assure continued qualification of the Contract as an annuity contract or a Qualified Contract under the Code;

          3. reflect a change (as permitted in the Contract) in the operation of the Variable Account; or

          4. provide additional Subaccounts and/or Guarantee Periods.

     In the event of any such modification, the Company will make appropriate endorsements to the Contract.

     Only one of the Company's officers may modify the Contract or waive any of the Company's rights or requirements under the Contract. Any modification or waiver must be in writing. No agent may bind the Company by making any promise not contained in the Contract.

REPORTS TO OWNERS

     Prior to the Annuity Date, the Company will send each Owner a report at least annually, or more often as required by law, indicating: the number of Accumulation or Annuity Units credited to the Contract and the dollar value of such units; the Contract Value, Adjusted Contract Value and Surrender Value; any purchase payments, withdrawals, or surrenders made, death benefits paid and charges deducted since the last report; the current interest rate applicable to each Guarantee Amount; and any other information required by law.

     The reports, which will be mailed to Owners at their last known address, will include any information that may be required by the SEC or the insurance supervisory official of the jurisdiction in which the Contract is delivered. The Company will also send any other reports, notices or documents required by law to be furnished to Owners.

MISCELLANEOUS

     NON-PARTICIPATING. The Contract does not participate in the surplus or profits of the Company and the Company does not pay dividends on the Contract.

     PROTECTION OF PROCEEDS. To the extent permitted by law, no benefits payable under the Contract to a Beneficiary or Payee are subject to the claims of an Owner's or a Beneficiary's creditors.

     DISCHARGE OF LIABILITY. Any payments made by the Company under any Annuity Payment Option or in connection with the payment of any withdrawal, surrender or death benefit, shall discharge the Company's liability to the extent of each such payment.

     PROOF OF AGE AND SURVIVAL. The Company reserves the right to require proof of the Annuitant's Age prior to the Annuity Date. In addition, for life contingent Annuity Options, the Company reserves the right to require proof of the Annuitant's survival before any Annuity Payment Date.

     CONTRACT APPLICATION. The Company issues the Contract in consideration of the Owner's application and payment of the initial purchase payment. The entire Contract is made up of the Contract, any attached endorsements or riders, and the application. In the absence of fraud, the Company considers statements made in the application to be representations and not warranties. The Company will not use any statement in defense of a claim or to void the Contract unless it is contained in the application. The Company will not contest the Contract.

                            YIELDS AND TOTAL RETURNS

     From time to time, the Company may advertise or include in sales literature certain performance related information for the Subaccounts, including yields and average annual total returns. Certain Funds have been in existence prior to the commencement of the offering of the Contracts. The Company may advertise or include in sales literature the performance of the Subaccounts that invest in these Funds for these prior periods. The performance information of any period prior to the commencement of the offering of the Contracts is calculated as if the Contract had been offered during those periods, using current charges and expenses.

     Performance information discussed herein is based on historic results and does not indicate or project future performance. For a description of the methods used to determine yield and total return for the Subaccounts, see the Statement of Additional Information.

     Effective yields and total returns for the Subaccounts are based on the investment performance of the corresponding Funds. The performance of a Fund in part reflects its expenses. See the prospectuses for the Funds for Fund expense information.

     The yield of the Money Market Subaccount refers to the annualized income generated by an investment in the Subaccount over a specified seven-day period. The yield is calculated by assuming that the income generated for that seven-day period is generated each seven-day period over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned by an investment in the Subaccount is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

     The yield of a Subaccount other than the Money Market Subaccount refers to the annualized income generated by an investment in the Subaccount over a specified 30-day or one-month period. The yield is calculated by assuming that the income generated by the investment during that 30-day or one-month period is generated each period over a 12-month period and is shown as a percentage of the investment.

     The total return of a Subaccount refers to return quotations assuming an investment under a Contract has been held in the Subaccount for various periods of time including, but not limited to, a period measured from the date the Subaccount commenced operations. Average annual total return refers to total return quotations that are annualized based on an average return over various periods of time.

     The average annual total return quotations represent the average annual compounded rates of return that would equate an initial investment of $1,000 under a Contract to the redemption value of that investment as of the last day of each of the periods for which total return quotations are provided. Average annual total return information shows the average annual percentage change in the value of an investment in the Subaccount from the beginning date of the measuring period to the end of that period. This standardized version of average annual total return reflects all historical investment results, less all charges and deductions applied against the Subaccount (including any surrender charge that would apply if an Owner terminated the Contract at the end of each period indicated, but excluding any deductions for premium taxes). When a Subaccount, other than the Money Market Subaccount, has been in operation for one, five and ten years respectively, the standard version average annual total return for these periods will be provided.

     In addition to the standard version described above, total return performance information computed on two different non-standard bases may be used in advertisements or sales literature. Average annual total return information may be presented, computed on the same basis as described above, except deductions will not include the surrender charge. In addition, the Company may from time to time disclose cumulative total return for Contracts funded by Subaccounts.

     From time to time, yields, standard average annual total returns, and non-standard total returns for the Funds may be disclosed, including such disclosures for periods prior to the date the Variable Account commenced operations.

     Non-standard performance data will only be disclosed if the standard performance data for the required periods is also disclosed. For additional information regarding the calculation of other performance data, please refer to the Statement of Additional Information.

     In advertising and sales literature, the performance of each Subaccount may be compared with the performance of other variable annuity issuers in general or to the performance of particular types of variable annuities investing in mutual funds, or investment portfolios of mutual funds with investment objectives similar to the Subaccount. Lipper Analytical Services, Inc. ("Lipper"), Variable Annuity Research Data Service ("VARDS") and Morningstar, Inc. ("Morningstar") are independent services which monitor and rank the performance of variable annuity issuers in each of the major categories of investment objectives on an industry-wide basis.

     Lipper's and Morningstar's rankings include variable life insurance issuers as well as variable annuity issuers. VARDS rankings compare only variable annuity issuers. The performance analyses prepared by Lipper, VARDS and Morningstar each rank such issuers on the basis of total return, assuming reinvestment of distributions, but do not take sales charges, redemption fees or certain expense deductions at the separate account level into consideration. In addition, VARDS prepares risk rankings, which consider the effects of market risk on total return performance. This type of ranking provides data as to which funds provide the highest total return within various categories of funds defined by the degree of risk inherent in their investment objectives.

     Advertising and sales literature may also compare the performance of each Subaccount to the Standard & Poor's Index of 500 Common Stocks, a widely used measure of stock performance. This unmanaged index assumes the reinvestment of dividends but does not reflect any "deduction" for the expense of operating or managing an investment portfolio. Other independent ranking services and indices may also be used as a source of performance comparison.

     The Company may also report other information including the effect of tax-deferred compounding on a Subaccount's investment returns, or returns in general, which may be illustrated by tables, graphs or charts.

                           FEDERAL TAX CONSIDERATIONS

     THE FOLLOWING DISCUSSION IS GENERAL AND IS NOT INTENDED AS TAX ADVICE

INTRODUCTION

     This discussion is not intended to address the tax consequences resulting from all of the situations in which a person may be entitled to or may receive a distribution under the Contract issued by the Company. Any person concerned about these tax implications should consult a competent tax adviser before initiating any transaction. This discussion is based upon the Company's understanding of the present federal income tax laws, as they are currently interpreted by the Internal Revenue Service ("IRS"). No representation is made as to the likelihood of the continuation of the present federal income tax laws or of the current interpretation by the IRS. Moreover, no attempt has been made to consider any applicable state or other tax laws.

     The Contract may be purchased on a non-qualified basis or purchased and used in connection with plans qualifying for favorable tax treatment. The Qualified Contract is designed for use by individuals whose purchase payments are comprised solely of proceeds from and/or contributions under retirement plans that are intended to qualify as plans entitled to special income tax treatment under sections 401(a), 408, or 457 of the Code. The ultimate effect of federal income taxes on the amounts held under a Contract, or Annuity Payments, and on the economic benefit to the Owner, the Annuitant, or the Beneficiary depends on the type of retirement plan, on the tax and employment status of the individual concerned, and on the Company's tax status. In addition, certain requirements must be satisfied in purchasing a Qualified Contract with proceeds from a tax-qualified plan and receiving distributions from a Qualified Contract in order to continue receiving favorable tax treatment. Therefore, purchasers of Qualified Contracts should seek competent legal and tax advice regarding the suitability of a Contract for their situation, the applicable requirements, and the tax treatment of the rights and benefits of a Contract. The following discussion assumes that Qualified Contracts are purchased with proceeds from and/or contributions under retirement plans that qualify for the intended special federal income tax treatment.

TAX STATUS OF THE CONTRACT

     DIVERSIFICATION REQUIREMENTS. Section 817(h) of the Code provides that separate account investments underlying a contract must be "adequately diversified" in accordance with Treasury Department regulations in order for the contract to qualify as an annuity contract under Section 72 of the Code. The Variable Account, through each underlying Fund, intends to comply with the diversification requirements prescribed in regulations under Section 817(h) of the Code, which affect how the assets in the various Subaccounts may be invested. Although the Company does not have direct control over the Funds in which the Variable Account invests, the Company believes that each Fund will meet the diversification requirements, and therefore, the Contract will be treated as an annuity contract under the Code.

     In certain circumstances, owners of variable annuity contracts may be considered the owners, for federal income tax purposes, of the assets of the separate account used to support their contracts. In those circumstances, income and gains from the separate account assets would be includible in the variable annuity contract owner's gross income. The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury Department has also announced, in connection with the issuance of regulations concerning investment diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the contract owner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also states that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular subaccounts without being treated as owners of the underlying assets." The ownership rights under the Contracts are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that contract owners were not owners of separate account assets. For example, the Owner of a Contract has the choice of several Subaccounts in which to allocate Purchase Payments and Contract Values, and may be able to transfer among Subaccounts more frequently than in such rulings. These differences could result in an Owner being treated as the owner of the assets of the Variable Account. In addition, the Company does not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. The Company therefore reserves the right to modify the Contract as necessary to attempt to prevent the Owner from being considered the owner of the Variable Account's assets.

     REQUIRED DISTRIBUTIONS. In order to be treated as an annuity contract for federal income tax purposes, section 72(s) of the Code requires any Non-Qualified Contract to provide that: (a) if any Owner dies on or after the Annuity Date but prior to the time the entire interest in the Contract has been distributed, the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of that Owner's death; and (b) if any Owner dies prior to the Annuity Date, the entire interest in the Contract will be distributed within five years after the date of the Owner's death. These requirements will be considered satisfied as to any portion of the Owner's interest that is payable to or for the benefit of a "designated beneficiary," and that is distributed over the life of such beneficiary or over a period not extending beyond the life expectancy of that beneficiary, provided that such distributions begin within one year of that Owner's death. The Owner's "designated beneficiary" is the person designated by such Owner as a beneficiary and to whom ownership of the contract passes by reason of death and must be a natural person. However, if the Owner's "designated beneficiary" is the surviving spouse of the Owner, the Contract may be continued with the surviving spouse as the new Owner.

     Non-Qualified Contracts contain provisions that are intended to comply with the requirements of section 72(s) of the Code, although no regulations interpreting these requirements have yet been issued. The Company intends to review such provisions and modify them if necessary to assure that they comply with the requirements of Code section 72(s) when clarified by regulation or otherwise.

     Other Rules may apply to Qualified Contracts.

     The following discussion assumes that the Contracts will qualify as annuity contracts for federal income tax purposes.

TAXATION OF ANNUITIES

     IN GENERAL. Section 72 of the Code governs taxation of annuities in general. The Company believes that an Owner who is a natural person is not taxed on increases in Contract Value until distribution occurs by withdrawing all or part of the Contract Value (e.g., withdrawals and surrenders) or as Annuity Payments under the Annuity Payment Option elected. For this purpose, the assignment, pledge or agreement to assign or pledge any portion of the Contract Value (and in the case of a Qualified Contract, any portion of an interest in the qualified plan) generally will be treated as a distribution. The taxable portion of a distribution (in the form of a single sum payment or payment option) is taxable as ordinary income.

     The owner of any annuity contract who is not a natural person generally must include in income any increase in the excess of the contract value over the "investment in the contract" during the taxable year. There are some exceptions to this rule, and a prospective Owner that is not a natural person may wish to discuss these with a tax adviser.

     The following discussion generally applies to Contracts owned by natural persons.

     WITHDRAWALS. In the case of a withdrawal from a Qualified Contract, under section 72(e) of the Code, a ratable portion of the amount received is taxable, generally based on the ratio of the "investment in the contract" to the participant's total accrued benefit or balance under the retirement plan. The "investment in the contract" generally equals the portion, if any, of any purchase payments paid by or on behalf of the individual under a Contract that was not excluded from the individual's gross income. For Contracts issued in connection with qualified plans, the "investment in the contract" can be zero. Special tax rules may be available for certain distributions from Qualified Contracts.

     In the case of a withdrawal from a Non-Qualified Contract, under section 72(e), any amounts received are generally first treated as taxable income to the extent that the Contract Value immediately before the withdrawal exceeds the "investment in the contract" at that time. Any additional amount withdrawn is not taxable.

     In the case of a surrender under a Qualified or Non-Qualified Contract, the amount received generally will be taxable only to the extent it exceeds the "investment in the contract."

     Section 1035 of the Code generally provides that no gain or loss shall be recognized on the exchange of one annuity contract for another. If the surrendered contract was issued prior to August 14, 1982, the tax rules formerly provided that the surrender was taxable only to the extent the amount received exceeds the owner's investment in the contract will continue to apply to amounts allocable to investments in that contract prior to August 14, 1982. In contrast, contracts issued after January 19, 1985 in a Code section 1035 exchange are treated as new contracts for purposes of the penalty and distribution-at-death rules. Special rules and procedures apply to section 1035 transactions. Prospective Owners wishing to take advantage of section 1035 should consult their tax adviser.

     ANNUITY PAYMENTS. Although tax consequences may vary depending on the payment option elected under an annuity contract, under Code section 72(b), generally (prior to recovery of the investment in the contract) gross income does not include that part of any amount received as an annuity under an annuity contract that bears the same ratio to such amount as the investment in the contract bears to the expected return at the annuity starting date. For variable annuity payments, the taxable portion is generally determined by an equation that establishes a specific dollar amount of each payment that is not taxed. The dollar amount is determined by dividing the "investment in the contract" by the total number of expected periodic payments. However, the entire distribution will be taxable once the recipient has recovered the dollar amount of his or her "investment in the contract." For fixed annuity payments, in general, there is no tax on the portion of each payment that represents the same ratio that the "investment in the contract" bears to the total expected value of the annuity payments for the term of the payments; however, the remainder of each annuity payment is taxable until the recovery of the investment in the contract, and thereafter the full amount or each annuity payment is taxable. If death occurs before full recovery of the investment in the contract, the unrecovered amount may be deducted on the annuitant's final tax return.

     TAXATION OF DEATH BENEFIT PROCEEDS. Amounts may be distributed from a Contract because of the death of an Owner. Generally, such amounts are includible in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a full surrender of the Contract or (ii) if distributed under an Annuity Payment Option, they are taxed in the same way as Annuity Payments.

     PENALTY TAX ON CERTAIN WITHDRAWALS. In the case of a distribution pursuant to a Non-Qualified Contract, there may be imposed a federal penalty tax equal to 10% of the amount treated as taxable income. In general, however, there is no penalty on distributions:

          1. made on or after the taxpayer reaches age 59 1/2;

          2. made on or after the death of the holder (or if the holder is not an individual, the death of the primary annuitant);

          3. attributable to the taxpayer's becoming disabled;

          4. a part of a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her designated beneficiary;

          5. made under certain annuities issued in connection with structured settlement agreements; and

          6. made under an annuity contract that is purchased with a single purchase payment when the annuity date is no later than a year from purchase of the annuity and substantially equal periodic payments are made, not less frequently than annually, during the annuity payment period.

     Other tax penalties may apply to certain distributions under a Qualified Contract.

     POSSIBLE CHANGES IN TAXATION. Legislation has been proposed in 1998 that, if enacted, would adversely modify the federal taxation of certain insurance and annuity contracts. For example, one proposal would tax transfers among investment options and tax exchanges involving variable contracts. A second proposal would reduce the "investment in the contract" under cash value life insurance and certain annuity contracts by certain amounts, thereby increasing the amount of income for purposes of computing gain. Although the likelihood of there being any changes is uncertain, there is always the possibly that the tax treatment of the Contracts could change by legislation or other means. Moreover, it is also possible that any change could be retroactive (that is, effective prior to the date of the change). You should consult a tax adviser with respect to legislative developments and their effect on the Contract.

TRANSFERS, ASSIGNMENTS OR EXCHANGES OF A CONTRACT

     A transfer of ownership of a Contract, the designation of an Annuitant, Payee or other Beneficiary who is not also the Owner, the selection of certain Annuity Dates or the exchange of a Contract may result in certain tax consequences to the Owner that are not discussed herein. An Owner contemplating any such transfer, assignment or exchange of a Contract should contact a tax adviser with respect to the potential tax effects of such a transaction.

WITHHOLDING

     Distributions from Contracts generally are subject to withholding for the Owner's federal income tax liability. The withholding rate varies according to the type of distribution and the Owner's tax status. The Owner will be provided the opportunity to elect not have tax withheld from distributions.

     "Eligible rollover distributions" from section 401(a) plans are subject to a mandatory federal income tax withholding of 20%. An eligible rollover distribution is the taxable portion of any distribution from such a plan, except certain distributions such as distributions required by the Code or distributions in a specified annuity form. The 20% withholding does not apply, however, if the Owner chooses a "direct rollover" from the plan to another tax-qualified plan or IRA.

     Certain states also require withholding of state income tax whenever federal income tax is withheld.

MULTIPLE CONTRACTS

     All non-qualified deferred annuity contracts that are issued by the Company (or its affiliates) to the same owner during any calendar year are treated as one annuity contract for purposes of determining the amount includible in gross income under section 72(e) of the Code. The effects of this rule are not yet clear; however, it could affect the time when income is taxable and the amount that might be subject to the 10% penalty tax described above. In addition, the Treasury Department has specific authority to issue regulations that prevent the avoidance of section 72(e) of the Code through the serial purchase of annuity contracts or otherwise. There may also be other situations in which the Treasury Department may conclude that it would be appropriate to aggregate two or more annuity contracts purchased by the same owner. Accordingly, a Contract Owner should consult a tax adviser before purchasing more than one annuity contract.

TAXATION OF QUALIFIED PLANS

     The Contracts are designed for use with several types of qualified plans. The tax rules applicable to participants in these qualified plans vary according to the type of plan and the terms and conditions of the plan itself. Special favorable tax treatment may be available for certain types of contributions and distributions. Adverse tax consequences may result from contributions in excess of specified limits; distributions prior to age 59 1/2 (subject to certain exceptions); distributions that do not conform to specified commencement and minimum distribution rules; and in other specified circumstances. Therefore, no attempt is made to provide more than general information about the use of the Contracts with the various types of qualified retirement plans. Owners, Annuitants and Beneficiaries are cautioned that the rights of any person to any benefits under these qualified retirement plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Contract, but the Company shall not be bound by the terms and conditions of such plans to the extent such terms contradict the Contract, unless the Company consents to be bound.

     For qualified plans under Section 401(a) and 457, the Code requires that distributions generally must commence no later than the later of April 1 of the calendar year following the calendar year in which the Owner (or plan participant) (i) reaches age 70 1/2 or (ii) retires, and must be made in a specified form or manner. If the plan participant is a "5 percent owner" (as defined in the Code), distributions generally must begin no later than April 1 of the calendar year following the calendar year in which the Owner (or plan participant) reaches age 70 1/2. For IRAs described in Section 408, distributions generally must commence no later than the later of April 1 of the calendar year following the calendar year in which the Owner (or plan participant) reaches age 70 1/2. Roth IRAs under Section 408A do not require distributions at any time prior to the Owner's death.

     Brief descriptions follow of the various types of qualified retirement plans in connection with a Contract. The Company will amend the Contract as necessary to conform it to the requirements of such plan.

     CORPORATE PENSION AND PROFIT SHARING PLANS AND H.R. 10 PLANS. Section 401(a) of the Code permits corporate employers to establish various types of retirement plans for employees, and permits self-employed individuals to establish these plans for themselves and their employees. Such retirement plans may permit the purchase of the Contract to provide benefits under the plans. The Contract includes an Enhanced Death Benefit that in some cases may exceed the greater of the Purchase Payments or the Contract Value. The Enhanced Death Benefit could be characterized as an incidental benefit, the amount of which is limited in any pension or profit-sharing plan. Because the Enhanced Death Benefit may exceed this limitation, employers using the Contract in connection with such plans should consult their tax adviser. Employers intending to use the Contract with such plans should seek competent advice.

     INDIVIDUAL RETIREMENT ANNUITIES. Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an "Individual Retirement Annuity" or "IRA." These IRAs are subject to limits on the amount that may be contributed, the persons who may be eligible, and on the time when distributions may commence. Also, distributions from certain other types of qualified retirement plans may be "rolled over" on a tax-deferred basis into an IRA. Sales of the Contract for use with IRAs may be subject to special requirements of the IRS. Earnings in an IRA are not taxed until distribution. IRA contributions are limited each year to the lesser of $2,000 or 100% of the Owner's adjusted gross income and may be deductible in whole or in part depending on the individual's income. The limit on the amount contributed to an IRA does not apply to distributions from certain other types of qualified plans that are "rolled over" on a tax-deferred basis into an IRA. Amounts in the IRA (other than nondeductible contributions) are taxed when distributed from the IRA. Distributions prior to age 59 1/2 (unless certain exceptions apply) are subject to a 10% penalty tax. The Internal Revenue Service has not reviewed the Contract for qualification as an IRA and has not generally ruled whether a death benefit provision such as the provision in the Contract comports with IRA qualification requirements.

     SIMPLIFIED EMPLOYEE PENSIONS (SEP) IRAS. Employers may establish Simplified Employee Pension (SEP) IRAs under Code section 408(k) to provide IRA contributions on behalf of their employees. In addition to all of the general Code rules governing IRAs, such plans are subject to certain Code requirements regarding participation and amounts of contributions.

     SIMPLE IRAS. Beginning January 1, 1997, certain small employers may establish Simple plans as provided by Section 408(p) of the Code, under which employees may elect to defer to a Simple IRA a percentage of compensation up to $6,000 (as increased for cost of living adjustments). The sponsoring employer is required to make matching or non-elective contributions on behalf of employees. Distributions from Simple IRAs are subject to the same restrictions that apply to IRA distributions and are taxed as ordinary income. Subject to certain exceptions, premature distributions prior to age 59 1/2 are subject to a 10 percent penalty tax, which is increased to 25 percent if the distribution occurs within the first two years after the commencement of the employee's participation in the plan.

     ROTH IRAS. Effective January 1, 1998, section 408A of the Code permits certain eligible individuals to contribute to a Roth IRA. Contributions to a Roth IRA, which are subject to certain limitations, are not deductible and must be made in cash or as a rollover or transfer from another Roth IRA or other IRA. A rollover from or conversion of an IRA to a Roth IRA may be subject to tax and other special rules may apply. You should consult a tax adviser before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years. Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made
(1) before age 59 1/2 (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to the Roth IRA.

     DEFERRED COMPENSATION PLANS. Section 457 of the Code provides for certain deferred compensation plans. These plans may be offered with respect to service for state governments, local governments, political subdivisions, agencies, instrumentalities, certain affiliates of such entities and tax exempt organizations. The plans may permit participants to specify the form of investment for their deferred compensation account. With respect to non-governmental plans, all investments are owned by the sponsoring employer and are subject to the claims of the general creditors of the employer; and depending on the terms of the particular plan, the employer may be entitled to draw on the deferred amounts for purposes unrelated to its Section 457 plan obligations.

OTHER TAX CONSEQUENCES

     As noted above, the foregoing comments about the federal tax consequences under these Contracts are not exhaustive, and special rules are provided with respect to other tax situations not discussed in the prospectus. Further, the federal income tax consequences discussed herein reflect the Company's understanding of current law and the law may change. Federal estate and gift, and state and local estate, inheritance and other tax consequences of ownership or receipt of distributions under a Contract depend on the individual circumstances of each Owner or recipient of the distribution. A tax adviser should be consulted for further information.

                               OTHER INFORMATION

DISTRIBUTION OF THE CONTRACTS

     CNA Investor Services, Inc. ("CNA/ISI"), which is located at CNA Plaza, Chicago, Illinois 60685, is principal underwriter and distributor of the Contracts. CNA/ISI is an affiliate of the Company, is registered with the SEC as a broker-dealer, and is a member of the National Association of Securities Dealers, Inc. The Company pays CNA/ISI for acting as principal underwriter under a distribution agreement. The Contracts are offered on a continuous basis and the Company does not anticipate discontinuing the offer.

     Applications for Contracts are solicited by agents who are licensed by applicable state insurance authorities to sell the Company's insurance contracts and who are also registered representatives of a broker-dealer having a selling agreement with CNA/ISI. Such broker-dealers will generally receive commissions based on a percent of purchase payments made (up to a maximum of 7%). The writing agent will receive a percentage of these commissions from the respective broker-dealer, depending on the practice of that broker-dealer. Owners do not pay these commissions.

ADMINISTRATIVE SERVICES

     Financial Administration Services, Inc. administers the Contract on behalf of the Company at the Service Center. In this capacity, Financial Administration Services, Inc. is responsible for the following: processing death benefits, surrenders, withdrawals and transfers; preparing confirmation notices and periodic reports; calculating mortality and expense risk charges; calculating Accumulation and Annuity Unit Values; distributing voting materials and tax reports; and generally assisting Owners.

VOTING PRIVILEGES

     In accordance with current interpretations of applicable law, the Company votes Fund shares held in the Variable Account at regular and special shareholder meetings of the Funds in accordance with instructions received from persons having voting interests in the corresponding Subaccounts. If, however, the 1940 Act or any regulation thereunder should be amended, or if the present interpretation thereof should change, or the Company otherwise determines that it is allowed to vote the shares in its own right, it may elect to do so.

     The number of votes that an Owner or Annuitant has the right to instruct are calculated separately for each Subaccount, and may include fractional votes. Prior to the Annuity Date, the Owner holds a voting interest in each Subaccount to which Variable Contract Value is allocated. After the Annuity Date, the Payee has a voting interest in each Subaccount from which Variable Annuity Payments are made.

     For each Owner, the number of votes attributable to a Subaccount will be determined by dividing the Owner's Subaccount Value by the Net Asset Value Per Share of the Fund in which that Subaccount invests. For each Payee, the number of votes attributable to a Subaccount is determined by dividing the liability for future Variable Annuity Payments to be paid from that Subaccount by the Net Asset Value Per Share of the Fund in which that Subaccount invests. This liability for future payments is calculated on the basis of the mortality assumptions, the selected Benchmark Rate of Return and the Annuity Unit Value of that Subaccount on the date that the number of votes is determined. As Variable Annuity Payments are made to the Payee, the liability for future payments decreases as does the number of votes.

     The number of votes available to an Owner or Payee are determined as of the date coinciding with the date established by the Fund for determining shareholders eligible to vote at the relevant meeting of the Fund's shareholders. Voting instructions are solicited by written communication prior to such meeting in accordance with procedures established for the Fund. Each Owner or Payee having a voting interest in a Subaccount will receive proxy materials and reports relating to any meeting of shareholders of the Funds in which that Subaccount invests.

     Fund shares as to which no timely instructions are received and shares held by the Company in a Subaccount as to which no Owner or Payee has a beneficial interest are voted in proportion to the voting instructions that are received with respect to all Contracts participating in that Subaccount. Voting instructions to abstain on any item to be voted upon are applied to reduce the total number of votes eligible to be cast on a matter. Under the 1940 Act, certain actions affecting the Variable Account may require Contract Owner approval. In that case, an Owner will be entitled to vote in proportion to his Variable Contract Value.

LEGAL PROCEEDINGS

     There are no legal proceedings to which the Separate Accounts are a party or to which the assets of the Variable Account are subject. The Company, as an insurance company, is ordinarily involved in litigation including class action lawsuits. In some class action and other lawsuits involving insurance companies, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, the Company believes that at the present time there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on its ability to meet its obligations under the Contract or to the Variable Account nor does the Company expect to incur significant losses from such actions.

COMPANY HOLIDAYS

     The Company is closed on the following days in 1998: New Year's Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, the day after Thanksgiving Day, and Christmas Day.

LEGAL MATTERS

     All matters relating to Pennsylvania law pertaining to the Contracts, including the validity of the Contracts and the Company's authority to issue the Contracts, have been passed upon by Lynne Gugenheim,

Esquire, Vice President and Associate General Counsel of the Company. Sutherland, Asbill & Brennan LLP of Washington, D.C. has provided advice on certain matters relating to the federal securities laws.

EXPERTS

     The balance sheets of the Company as of December 31, 1997 and 1996, and the related statements of operations, stockholder's equity and cash flows for each of the three years in the period ended December 31, 1997, have been audited by Deloitte & Touche LLP, independent auditors, as set forth in their report thereon and included herein. Such financial statements are included in this prospectus in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

                          ADDITIONAL INFORMATION ABOUT
                      VALLEY FORGE LIFE INSURANCE COMPANY

HISTORY AND BUSINESS

     Valley Forge Life Insurance Company ("VFL" or "the Company") is a wholly-owned subsidiary of Continental Assurance Company ("Assurance"). Assurance is a wholly-owned subsidiary of Continental Casualty Company ("Casualty") which is wholly-owned by CNA Financial Corporation ("CNAF"). Loews Corporation owns approximately 84% of the outstanding common stock of CNAF.

     VFL sells a variety of individual and group insurance products. The individual insurance products consist primarily of term and universal life insurance policies and individual annuities. Group insurance products include life, pension and accident and health, consisting primarily of major medical and hospitalization. A new portfolio of variable products, including annuity and universal life products, was marketed in 1997. These products offer policyholders the option of allocating payments to one or more variable accounts or to a guaranteed income account or both. Payments allocated to the variable accounts are invested in corresponding investment portfolios where the investment risk is borne by the policyholder while payments allocated to the guaranteed income account earn a minimum guaranteed rate of interest for a specified period of time for annuity contracts and one year for life products.

     The operations, assets and liabilities of VFL and its parent, Assurance, are managed, to a large extent, on a combined basis. Pursuant to a Reinsurance Pooling Agreement, amended July 1, 1996, VFL cedes all of its business, excluding its separate account business, to its parent, Assurance. This business is then pooled with the business of Assurance, which excludes Assurance's participating contracts and separate account business, and 10% of the combined pool is assumed by VFL.

SELECTED FINANCIAL DATA

     The following selected financial data for the Company should be read in conjunction with the financial statements and notes thereto included in this prospectus.

           SELECTED FINANCIAL DATA FOR THE PERIODS ENDED DECEMBER 31

----------------------------------------------------------------------------------------------------------------------------
(IN THOUSANDS OF DOLLARS)                                    1997          1996          1995          1994          1993
----------------------------------------------------------------------------------------------------------------------------
Net Investment Income.................................    $   29,913    $   29,312    $   31,494    $   22,759    $   16,144
----------------------------------------------------------------------------------------------------------------------------
Net Operating Income (Excluding Realized Investment
  Gains/Losses).......................................    $   10,600    $   13,618    $   13,551    $   10,408    $    4,655
----------------------------------------------------------------------------------------------------------------------------
Net Income............................................    $   13,300    $   16,719    $   22,510    $    7,482    $    7,107
----------------------------------------------------------------------------------------------------------------------------
Total Assets..........................................    $2,368,426    $1,980,802    $1,641,438    $1,447,122    $1,258,039
----------------------------------------------------------------------------------------------------------------------------

                    MANAGEMENT'S DISCUSSION AND ANALYSIS OF
                 FINANCIAL CONDITION AND RESULTS OF OPERATIONS

     Valley Forge Life Insurance Company ("VFL") is a wholly-owned subsidiary of Continental Assurance Company ("Assurance"). Assurance is a wholly-owned subsidiary of Continental Casualty Company ("Casualty") which is wholly-owned by CNA Financial Corporation ("CNAF"). Loews Corporation owns approximately 84% of the outstanding common stock of CNAF.

     VFL sells a variety of individual and group insurance products. The individual insurance products consist primarily of term and universal life insurance policies and individual annuities. Group insurance products include life, accident and health, consisting primarily of major medical and hospitalization and pension products. A new portfolio of variable products, including annuity and universal life products was marketed in 1997. These products offer policyholders the option of allocating payments to one or more variable accounts or to a guaranteed income account or both. Payments allocated to the variable accounts are invested in corresponding investment portfolios where the investment risk is borne by the policyholder while payments allocated to the guaranteed income account earn a minimum guaranteed rate of interest for a specified period of time for annuity contracts and one year for life products.

     The operations, assets and liabilities of VFL and its parent, Assurance, are managed, to a large extent, on a combined basis. Pursuant to a Reinsurance Pooling Agreement, amended July 1, 1996, VFL cedes all of its business, excluding its separate account business to its parent, Assurance. This business is then pooled with the business of Assurance, which excludes Assurance's participating contracts and separate account business, and 10% of the combined pool is assumed by VFL.

RESULTS OF OPERATIONS

     The following table summarizes key components of VFL's operating results for each of the last three years:

--------------------------------------------------------------------------------------------
                   YEAR ENDED DECEMBER 31                       1997       1996       1995
--------------------------------------------------------------------------------------------
(In thousands of dollars)
OPERATING REVENUES:
(excluding realized investment gains/losses):
Revenues:
  Group premium.............................................  $273,939   $272,914   $248,285
  Individual premium........................................    58,233     52,572     48,368
                                                              --------   --------   --------
    Total premiums..........................................   332,172    325,486    296,653
                                                              --------   --------   --------
Net investment income.......................................    29,913     29,312     31,494
Other.......................................................     6,872      8,217      4,818
                                                              --------   --------   --------
    Total revenues..........................................   368,957    363,015    332,965
Benefits and expenses.......................................   352,530    342,039    312,038
                                                              --------   --------   --------
  Operating income before income tax........................    16,427     20,976     20,927
Income tax expense..........................................    (5,827)    (7,358)    (7,376)
--------------------------------------------------------------------------------------------
    Net operating income
    (excluding realized investment gains/losses)              $ 10,600   $ 13,618   $ 13,551
============================================================================================
SUPPLEMENTAL FINANCIAL DATA:
Net operating income:
  Group.....................................................  $  4,255   $  5,409   $  7,954
  Individual................................................     6,345      8,209      5,597
                                                              --------   --------   --------
    Net operating income....................................    10,600     13,618     13,551
  Net realized investment gains.............................     2,730      3,101      8,959
--------------------------------------------------------------------------------------------
    Net income                                                $ 13,330   $ 16,719   $ 22,510
============================================================================================

     VFL's revenues, excluding net realized investment gains/losses, increased 1.6% to $369.0 million for 1997 as compared to $363.0 million for 1996 and up 10.8% from $333.0 million for 1995. Premiums for 1997 increased 2.1% to $332.2 million as compared to $325.5 million for 1996 and up 12.0% from 1995 premiums of $296.7 million. This increase is primarily due to the continued growth in individual sales of ViaTerm, a term life insurance product, of $5.5 million. Group premiums were up slightly for 1997 to $273.9 million as compared to $272.9 million for 1996. Increases in group accident and health premiums were offset by decreases in group annuities and reinsurance premiums.

     VFL's investment income increased from $29.3 million in 1996 to $29.9 million in 1997. Both years were lower than 1995's investment income of $31.5 million. The increase in 1997 can be attributed to a larger asset base of VFL's investment portfolio, offset by a slightly lower average yield on VFL's portfolio in 1997, as compared to 1996. The decrease in 1996 was mainly due to negative cash flow experienced in 1996 resulting in a reduction in the total investment portfolio.

FINANCIAL CONDITION

     Assets totaled $2,368.4 million at December 31, 1997, an increase of 19.6% over 1996. VFL's cash and invested assets of $570.5 million increased by $118.7 million, or 26.3%, over the 1996 level of $451.8 million.

     VFL's stockholder's equity was $216.3 million at December 31, 1997, compared to approximately $199.5 million and $195.5 million at December 31, 1996 and 1995, respectively. The increase in stockholder's equity in 1997 is due to net income of $13.3 million and a $3.4 million increase in net unrealized investment gains. The increase in stockholder's equity in 1996 was primarily due to net income of $16.7 million offset by $12.7 million decrease in net unrealized investment gains.

----------------------------------------------------------------------------------------
                                                                           STOCKHOLDER'S
                                                                ASSETS        EQUITY
----------------------------------------------------------------------------------------
(In thousands of dollars)

December 31, 1997...........................................  $2,368,426     $216,260
December 31, 1996...........................................   1,980,802      199,540
December 31, 1995...........................................   1,641,438      195,472
December 31, 1994...........................................   1,447,122      156,196
December 31, 1993...........................................   1,258,039      153,249
----------------------------------------------------------------------------------------

INVESTMENTS

     The following table summarizes VFL's investments shown at cost or amortized cost and carrying value for each of the last two years:

                          DISTRIBUTION OF INVESTMENTS

-----------------------------------------------------------------------------------------------------------------
                       DECEMBER 31                              1997           %           1996           %
-----------------------------------------------------------------------------------------------------------------
(In thousands of dollars)

Fixed maturities:
  U.S. Treasury Securities and obligations of government
    agencies..............................................    $299,066        55.4%      $117,213        27.5%
  Asset-backed securities.................................      68,612        12.7        113,376        26.6
  Other debt securities...................................      98,589        18.3         90,843        21.4
                                                              --------       -----       --------       -----
    Total fixed maturities................................     466,267        86.4        321,432        75.5
Common stocks.............................................         981         0.2          1,073         0.3
Policy loans..............................................      66,971        12.4         60,267        14.2
Other invested assets.....................................         579         0.1             --          --
Short-term investments....................................       4,597         0.9         42,757        10.0
-----------------------------------------------------------------------------------------------------------------
Investments at Amortized Cost                                 $539,395       100.0%      $425,529       100.0%
=================================================================================================================
Investments at Carrying Value*                                $545,968                   $427,049
=================================================================================================================

* As reported in the Balance Sheet

     The operations, assets and liabilities of VFL and Assurance are, to a large extent, managed on a combined basis. The investment portfolio is managed to maximize after-tax investment return while minimizing credit risks with investments concentrated in high quality securities to support insurance underwriting operations. The investment portfolios are segregated for the purpose of supporting policy liabilities for universal life, annuities and other interest sensitive products.

     VFL's investments in fixed maturities are carried at a fair value of $471.7 million at December 31, 1997, compared with $321.1 million at December 31, 1996. At December 31, 1997, net unrealized gains on fixed maturities amounted to approximately $5.4 million. This compares with net unrealized losses of approximately $.4 million at December 31, 1996. The gross unrealized gains and losses for the fixed maturities portfolio at December 31, 1997 were $6.2 million and $.8 million, respectively, compared to $3.2 million and $3.6 million, respectively, at December 31, 1996. Such fluctuations from year-to-year are primarily due to changes in interest rates.

     VFL's investments in equity securities are carried at a fair value of $2.3 million at December 31, 1997, compared with $3.0 million at December 31, 1996. At December 31, 1997, net unrealized gains on equity securities amounted to approximately $1.3 million. This compares with net unrealized gains of approximately $1.9 million at December 31, 1996. There were no unrealized losses on equity securities as of December 31, 1997 and 1996.

     VFL has the capacity to hold its fixed maturity portfolio to maturity. However, securities may be sold as part of VFL's asset/liability management strategies or to take advantage of investment opportunities generated by changing interest rates, tax and credit considerations, or other similar factors. Accordingly, the fixed maturities are classified as available-for-sale. See Note 2 of the Financial Statements for further information.

     The following table summarizes the ratings of VFL's fixed maturity portfolio at carrying value (market):

-----------------------------------------------------------------------------------------------------------------
                       DECEMBER 31                              1997           %           1996           %
-----------------------------------------------------------------------------------------------------------------
(In thousands of dollars)

U.S. government and affiliated securities.................    $300,676        63.8%      $115,926        36.1%
Other AAA rated...........................................      75,531        16.0        127,910        39.8
AA and A rated............................................      61,404        13.0         33,913        10.6
BBB rated.................................................      27,292         5.8         38,272        11.9
Below investment grade....................................       6,804         1.4          5,045         1.6
-----------------------------------------------------------------------------------------------------------------
    Total                                                     $471,707       100.0%      $321,066       100.0%
=================================================================================================================

     Included in VFL's fixed maturities at December 31, 1997, are $68.7 million of asset-backed securities, consisting of approximately 65.0% in collateralized mortgage obligations ("CMOs"), 28.2% in corporate asset-backed obligations, 6.4% in corporate mortgage-backed pass-through certificates and 0.4% in U.S. government and agency issued pass-through certificates. The majority of CMOs held are actively traded in liquid markets and are priced by broker-dealers.

     CMOs are subject to prepayment risk that tends to vary with changes in interest rates. During periods of declining interest rates CMOs generally prepay faster as the underlying mortgages are prepaid and refinanced by the borrowers in order to take advantage of the lower rates. Conversely, during periods of rising interest rates, prepayments are generally slow. VFL limits the risks associated with interest rate fluctuations and prepayments by concentrating its CMO investments in planned amortization classes with relatively short principal repayment windows. At December 31, 1997, net unrealized gains on CMOs amounted to approximately $.1 million, compared with unrealized losses of approximately $.1 million at December 31, 1996. VFL avoids investments in complex mortgage derivatives and does not have any investments in mortgage loans or real estate.

     VFL invests from time to time in certain derivative financial instruments primarily to reduce its exposure to market risk. See Notes 1 and 3 of VFL's Financial Statements for further information regarding derivatives.

     High yield securities are bonds rated below investment grade by bond rating agencies, and other unrated securities which, in the opinion of management, are below investment grade (below BBB). High yield securities generally involve a greater degree of risk than that of investment grade securities. Returns are expected to compensate for the added risk. The risk is also considered in the interest rate assumptions in the underlying insurance products. VFL's concentration in high yield bonds was approximately 0.3% of total assets as of December 31, 1997 and 1996.

RISKS AND UNCERTAINTIES

     The following section discusses risks and uncertainties to which VFL is subject.

Credit Risk

     Credit risk arises from the potential inability of counterparties to perform on an obligation in accordance with the terms of the contract. VFL is exposed to credit risk in its capacity as counterparty in financial and insurance contracts, reinsurance arrangements and as a holder of securities. VFL accepts risk whenever a counterparty is obligated to perform under a contract. As a holder of securities, VFL is exposed to default by the issuer or to the possibility of market price deterioration. As a purchaser of reinsurance, VFL has exposure that a reinsurer may not be able to reimburse VFL under the terms of the reinsurance agreement. VFL has established policies and procedures to manage credit risk, including collateral requirements and master "netting arrangements."

Legal/Regulatory Risk

     Legal/regulatory risk is the risk that changes in the legal or regulatory environment in which VFL operates will create additional expenses not anticipated by VFL in pricing its products. Regulatory initiatives, tax law changes, new legal theories or insurance company insolvencies, through guaranty fund assessments, may create costs for the insurer beyond those currently recorded in the financial statements. VFL mitigates this risk by offering a wide range of products and by operating throughout the United States, thus reducing its exposure to any single product or region, and also by employing underwriting practices which identify and minimize the adverse impact of this risk.

Impact of Year 2000 on VFL


     The widespread use of computer programs, both in the United States and internationally, that rely on two digit date fields to perform computations and decision making functions may cause computer systems to malfunction when processing information involving dates after the year 1999. Such malfunctions could lead to business delays and disruptions. All subsidiaries of CNAF, including VFL, utilize the same systems in conducting day-to-day operations. VFL is in the process of replacing many of its legacy systems and is upgrading its systems to accommodate business for the year 2000 and beyond. VFL believes that it is on schedule to resolve the year 2000 issue in a timely manner. VFL's cost to upgrade and replace its systems will be included as part of the total cost incurred by CNAF to replace and upgrade its systems. Based upon current assessments, CNAF estimates its total cost will be approximately $60 to $70 million. VFL will be allocated its proportionate share of this cost upon completion of the upgrade; however, a reasonable estimate of this cost is not currently available. Due to the interdependent nature of computer systems, VFL may be adversely impacted depending upon whether it or other entities not affiliated with VFL (vendors and business partners) address this issue successfully. To mitigate this impact, CNAF is communicating with its vendors and business partners to coordinate the year 2000 conversion. At this time, management is unable to determine whether the adverse impact, if any, in connection with the foregoing circumstances would be material to VFL.


LIQUIDITY AND CAPITAL RESOURCES

     The liquidity requirements of VFL have been met by funds generated from operating, investing and financing activities. VFL's principal operating cash flow sources are premiums, investment income, receipts for investment contracts sold and sales and maturities of investments. The primary operating cash flow uses are payments for claims, policy benefits, payments on matured policyholder contracts and operating expenses.

     For the year ended December 31, 1997, VFL's operating activities generated net positive cash flows of $20.5 million, compared with net negative cash flows of $136.8 million in 1996 and $18.9 million in 1995. The net positive cash flows from operations in 1997 are due, in large part, to the settlement of certain receivables from affiliates and higher revenues generated by the increase in premium volume. The deterioration in cash flow in 1996 was caused by significant acquisition and other first-year expenses related to the large volume of new business generated by VFL, as well as the delayed settlement of receivables from affiliates.

     VFL believes that future liquidity needs will be met primarily by cash generated from operations. Net cash flows from operations are primarily invested in marketable securities. Investment strategies employed by VFL consider the cash flow requirements of the insurance products sold and the tax attributes of the various types of marketable investments.

     VFL's insurance ratings are pooled ratings with Assurance. The table below reflects insurance ratings for VFL/Assurance as of December 31, 1997:

                                        FINANCIAL STRENGTH        CLAIMS PAYING ABILITY

                                            A.M. BEST        STANDARD & POOR'S  DUFF & PHELPS
RATING................................      A                       AA-              AA

ACCOUNTING STANDARDS

Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities

     In June 1996, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 125, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities." This Statement provides standards for distinguishing transfers of financial assets that are sales from transfers that are secured borrowings. This Statement has been amended and is now effective for transfers and servicing of financial assets and extinguishment of liabilities occurring after December 31, 1996 or 1997, depending on the type of transaction. This Statement has not and is not expected to have a significant impact on VFL.

Reporting Comprehensive Income

     In June 1997, the FASB issued SFAS No. 130, "Reporting Comprehensive Income," which establishes accounting standards for reporting and display of comprehensive income and its components (revenues, expenses, gains and losses) in a full set of general-purpose financial statements. This Statement requires that an enterprise (a) classify items of other comprehensive income by their nature in a financial statement and (b) display the accumulated balance of other comprehensive income separately from retained earnings and additional paid-in capital in the equity section of a statement of financial position. This Statement is effective for fiscal years beginning after December 15, 1997. This Statement is not expected to result in a significant change in VFL's disclosures.

Disclosures about Segments of an Enterprise and Related Information

     In June 1997, the FASB issued SFAS No. 131, "Disclosures about Segments of an Enterprise and Related Information," which establishes standards for the way that public business enterprises report information about operating segments in interim and annual financial statements. It requires that those enterprises report a measure of segment profit or loss, certain specific revenue and expense items and segment assets, and that the enterprises reconcile the total of those amounts to the general-purpose financial statements. It also establishes standards for related disclosures about products and services, geographic areas and major customers. This Statement is effective for financial statements for periods beginning after December 15, 1997. VFL is currently evaluating the effect of this Statement on its business segment disclosure.

Accounting by Insurance and Other Enterprises for Insurance-Related Assessments

     In December 1997, the American Institute of Certified Public Accountants' Accounting Standards Executive Committee issued Statement of Position ("SOP") 97-3, "Accounting by Insurance and Other Enterprises for Insurance-Related Assessments," which provides guidance on accounting by entities that are subject to insurance-related assessments. It requires that entities recognize liabilities for insurance-related assessments when all of the following criteria have been met: an assessment has been imposed or a probable assessment will be imposed; the event obligating an entity to pay an imposed or probable assessment has occurred on or before the date of the financial statements; and the amount of the assessment can be reasonably estimated. This SOP is effective for financial statements for fiscal years beginning after December 15, 1998. VFL is currently evaluating the effects of this SOP on its accounting for insurance-related assessments.

Employers' Disclosures about Pensions and Other Postretirement Benefits

     In February 1998, the FASB issued SFAS No. 132, "Employers' Disclosures about Pensions and Other Postretirement Benefits," which standardizes disclosure requirements for pension and other postretirement benefits to the extent practicable, and requires additional information on changes in the benefit obligations and fair values of plan assets that will facilitate financial analysis. The Statement also suggests combined formats for presentation of pension and other postretirement benefit disclosures. The Statement changes disclosure only and does not address measurement or recognition. It is effective for fiscal years beginning after December 15, 1997. VFL has no employees, however, expenses are allocated to VFL for services provided by Casualty employees. VFL is currently evaluating the effects of this Statement on its benefit plan disclosures.

FORWARD-LOOKING STATEMENTS

     When included in management's discussion and analysis, the words "expects," "intends," "anticipates," "estimates" and analogous expressions are intended to identify forward-looking statements. Such statements inherently are subject to a variety of risks and uncertainties that could cause actual results to differ materially from those projected. Such risks and uncertainties include, among others, general economic and business conditions, competition, changes in financial markets (credit, currency, commodities and stocks) changes in foreign, political, social and economic conditions, regulatory initiatives and compliance with governmental regulations, judicial decisions and rulings, and various other matters, many of which are beyond VFL's control. See discussions elsewhere in this report on how these risks may affect VFL. These forward-looking statements speak only as of the date of this Report. VFL expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statement contained herein to reflect any change in VFL's expectations with regard thereto or any change in events, conditions or circumstances on which any statement is based.

                          OTHER ADDITIONAL INFORMATION

EMPLOYEES

     As of December 31, 1997, the Company had no employees as it has contracted with Casualty for services provided by Casualty employees. Casualty has experienced satisfactory labor relations and has never had work stoppages due to labor disputes.

PROPERTIES

     The Company does not own or directly lease any office space. The Company reimburses Casualty for its proportionate share of office facilities.

CERTAIN AGREEMENTS

     The Company is party to the Reinsurance Pooling Agreement with Assurance which was previously mentioned and is also discussed in the Notes to the Company's Financial Statements included in this

Prospectus. In addition, the Company is party to the CNA Intercompany Expense Agreement whereby expenses incurred by CNAF and each of its subsidiaries are allocated to the appropriate company. All acquisition and underwriting expenses allocated to the Company are further subject to the Reinsurance Pooling Agreement with Assurance, so that acquisition and underwriting expenses recognized by the Company approximates ten percent of the combined acquisition and underwriting expenses of the Company and Assurance. For information regarding expenses pursuant to the CNA Intercompany Expense Agreement see Note 8 of the Notes to Financial Statements.

REGULATION

     The Company is subject to the laws of the Commonwealth of Pennsylvania governing insurance companies and to the regulations of the Pennsylvania Department of Insurance (the "Insurance Department"). Regulation by the Insurance Department includes periodic examination to determine, among other items, contract liabilities and reserves so that the Insurance Department may certify that these items are correct. The Company's books and accounts are subject to review by the Insurance Department at all times.

     In addition, the Company is subject to regulation under the insurance laws of all jurisdictions in which it operates. The laws of the various jurisdictions establish supervisory agencies with broad administrative powers with respect to various matters, including licensing to transact business, overseeing trade practices, licensing agents, approving contract forms, establishing reserve requirements, fixing maximum interest rates on life insurance contract loans and minimum rates for accumulation of surrender values, prescribing the form and content of required financial statements and regulating the type and amounts of investments permitted.

     Further, many states regulate affiliated groups of insurers, such as the Company and its affiliates, under insurance holding company legislation. Under such laws, inter-company transfers of assets and dividend payments from insurance subsidiaries may be subject to prior notice or approval, depending on the size of the transfer payments in relation to the financial positions of the companies involved.

     Under insurance guaranty fund laws in most states, insurers doing business therein can be assessed as a result of the insolvencies of other insurers. The assessments are based on formulas, subject to prescribed limits, and are intended to fund the benefits and continuation of coverage for policyholders of the insolvent insurers. Most of these laws provide that an assessment may be excused or deferred if it would threaten an insurer's own solvency.

     Although the Federal government generally does not directly regulate the business of insurance, Federal initiatives often have an impact on the business in a variety of ways. Certain insurance products of the Company are subject to various Federal securities laws and regulations. In addition, current and proposed Federal measures that may significantly affect the insurance business include regulation of insurance company solvency, employee benefit regulation, removal of barriers preventing banks from engaging in the insurance business, tax law changes affecting the taxation of insurance companies and the tax treatment of insurance products and its impact on the relative desirability of various personal investment vehicles.

     Increased scrutiny of state regulated insurer solvency requirements by certain members of the U.S. Congress resulted in the National Association of Insurance Commissioners ("NAIC") developing industry minimum Risk-Based Capital ("RBC") requirements, establishing a formal state accreditation process designed to more closely regulate for solvency, minimizing the diversity of approved statutory accounting and actuarial practices, and increasing the annual statutory statement disclosure requirements.

     The RBC formulas are designed to identify an insurer's minimum capital requirements based upon the inherent risks (e.g., asset default, credit and underwriting) of its operations. In addition to the minimum capital requirements, the RBC formula and related regulations identify various levels of capital adequacy and corresponding actions that the state insurance departments should initiate. The level of capital adequacy below which insurance departments would take action is defined as the Company Action Level. As of December 31, 1997, the Company has capital in excess of the Company Action Level.

DIRECTORS AND EXECUTIVE OFFICERS

     The name, age, positions and offices, term as director, and business experience during the past five years for the Company's directors and executive officers are listed in the following table:


----------------------------------------------------------------------------------------------------
                                      OFFICERS OF THE COMPANY
----------------------------------------------------------------------------------------------------
                                    POSITION(S) HELD
      NAME AND ADDRESS        AGE   WITH THE COMPANY  PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
----------------------------------------------------------------------------------------------------
Dennis H. Chookaszian         54    Director,         Chairman of the Board and Chief Executive
CNA Plaza                           Chairman of the   Officer of CNA since September 1992. Prior
Chicago, IL 60685                   Board and Chief   thereto, Mr. Chookaszian was President and
                                    Executive         Chief Operating Officer of CNA. Mr.
                                    Officer           Chookaszian has served as a Director of the
                                                      Company since April 1978.
----------------------------------------------------------------------------------------------------
Philip L. Engel               57    Director and      President of CNA since September 1992. Prior
CNA Plaza                           President         thereto, Mr. Engel was Executive Vice
Chicago, IL 60685                                     President of CNA. Mr. Engel has served as a
                                                      Director of the Company since September 1992.
----------------------------------------------------------------------------------------------------
Michael C. Garner             45    Senior Vice       Senior Vice President of CNA since September
CNA Plaza                           President and     1993. Prior thereto, Mr. Garner was a partner
Chicago, IL 60685                   Director          of Coopers & Lybrand LLP. Mr. Garner has
                                                      served as a Director of the Company since
                                                      October 1996.
----------------------------------------------------------------------------------------------------
Bernard L. Hengesbaugh        51    Executive Vice    Executive Vice President and Chief Operating
CNA Plaza                           President and     Officer of CNA since February 1998. Prior
Chicago, IL 60685                   Chief Operating   thereto, Mr. Hengesbaugh was Senior Vice
                                    Officer           President of CNA since November 1990.
----------------------------------------------------------------------------------------------------
Peter E. Jokiel               50    Director and      Senior Vice President of CNA since November
CNA Plaza                           Senior Vice       1990. Chief Financial Officer of CNA from
Chicago, IL 60685                   President         November 1990 through October 1997. Mr. Jokiel
                                                      served as a Director of the Company from July
                                                      1992 through October 1997.
----------------------------------------------------------------------------------------------------
Jonathan D. Kantor            42    Senior Vice       Senior Vice President, Secretary and General
CNA Plaza                           President,        Counsel of CNA since April 1997. Group Vice
Chicago, IL 60685                   Secretary,        President of CNA since April 1994. Prior
                                    General Counsel   thereto, Mr. Kantor was a partner at the law
                                    and Director      firm of Shea & Gould.* Mr. Kantor has served
                                                      as a Director of the Company since April 1997.
----------------------------------------------------------------------------------------------------
Patricia L. Kubera            42    Group Vice        Group Vice President and Controller of CNA
CNA Plaza                           President,        since January 1993. Prior thereto, Ms. Kubera
Chicago, IL 60685                   Controller and    was Assistant Vice President of CNA. Ms.
                                    Director          Kubera has served as a Director of the Company
                                                      since November 1994.
----------------------------------------------------------------------------------------------------
W. James MacGinnitie          59    Senior Vice       Senior Vice President and Chief Financial
CNA Plaza                           President, Chief  Officer of CNA since October 1997. From 1994
Chicago, IL 60685                   Financial         through 1997, Mr. MacGinnitie was a partner at
                                    Officer and       Ernst & Young. Prior thereto, Mr. MacGinnitie
                                    Director          was a principal with Tillinghast. Mr.
                                                      MacGinnitie has served as a Director of the
                                                      Company since October 1997.
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
                                      OFFICERS OF THE COMPANY
----------------------------------------------------------------------------------------------------
                                    POSITION(S) HELD
      NAME AND ADDRESS        AGE   WITH THE COMPANY  PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
----------------------------------------------------------------------------------------------------
William H. Sharkey, Jr.       50    Senior Vice       Senior Vice President of CNA since January
CNA Plaza                           President and     1994. Prior thereto, Mr. Sharkey was Senior
Chicago, IL 60685                   Director          Vice President of Cigna Healthcare from
                                                      October 1991 through February 1994. Mr.
                                                      Sharkey has served as a Director of the
                                                      Company since November 1994.
----------------------------------------------------------------------------------------------------


     Each director is elected to serve until the next annual meeting of stockholders or until his or her successor is elected and shall have qualified. Some directors hold various executive positions with insurance company affiliates of the Company. Executive officers serve at the discretion of the Board of Directors.

     * Shea & Gould declared bankruptcy in 1995.

EXECUTIVE COMPENSATION

     The following table includes compensation paid by CNAF and its subsidiaries for services rendered in all capacities for the years indicated for the Chief Executive Officer and the next four most highly compensated Executive Officers as of December 31, 1997. These officers also serve as executive officers of VFL; therefore, an applicable portion of their compensation (4.45%) is charged to VFL.

                           SUMMARY COMPENSATION TABLE
                              ANNUAL COMPENSATION

-----------------------------------------------------------------------------------------------------------
                                                 ANNUAL COMPENSATION       LONG-TERM
                                                ----------------------    COMPENSATION         ALL OTHER
    NAME AND PRINCIPAL POSITION         YEAR    SALARY(A)     BONUS(B)    PAYMENTS(C)       COMPENSATION(D)
-----------------------------------------------------------------------------------------------------------
Dennis H. Chookaszian...............    1997       950,000       --         1,650,000           129,288(e)
  Chairman of the Board and             1996       950,000       --         1,450,000            51,362(f)
  Chief Executive Officer of            1995     1,593,027       --           --                 66,587
  CNA Insurance Companies
Philip L. Engel.....................    1997       800,000       --           500,000            62,226(e)
  President                             1996       800,000       --           400,000            40,131(f)
  CNA Insurance Companies               1995       962,587       --           --                 40,429
Carolyn L. Murphy...................    1997       600,000     480,000        --                 25,200
  Senior Vice President                 1996       600,000     317,000        --                 25,200
  CNA Insurance Companies               1995       562,307     206,000        --                 23,100
Adrian M. Tocklin...................    1997       550,000     417,000        --                 23,100
  Senior Vice President                 1996       548,595     225,000        --                 23,100
  CNA Insurance Companies               1995       474,808     170,000        154,180(g)         10,741
Peter E. Jokiel.....................    1997       550,000     399,000        --                 23,100
  Senior Vice President                 1996       500,000     240,000        --                 21,000
  CNA Insurance Companies               1995       450,000     154,000        --                 18,900
-----------------------------------------------------------------------------------------------------------

Notes

(a) Base salary includes compensation deferred under the CNA Savings Plan and CNA Supplemental Savings Plan.

(b) Amounts disclosed are for bonus awards earned and accrued in the year indicated under the company's annual incentive plans hereinafter described. Bonus awards are typically paid in March of the following year.

(c) Represents payout under the Incentive Compensation Plan for Executive Officers.

(d) Represents amounts contributed or accrued to the named officers for the CNA Savings Plan and CNA Supplemental Savings Plan.

(e) Includes $27,356 and $11,260 of insurance premiums paid by the company on behalf of Messrs. Chookaszian and Engel, respectively.

(f) Includes $10,422, and $6,009 of Long Term Disability Insurance Premium paid by the company on behalf Mr. Chookaszian and Mr. Engel, respectively.

(g) Continental Long-Term Incentive Program payment.

EMPLOYMENT CONTRACTS

     The Company is a wholly-owned subsidiary of Assurance. Assurance is a wholly-owned subsidiary of Casualty which is wholly-owned by CNAF. Loews Corporation owns approximately 84% of the outstanding common stock of CNAF. All employees of the CNA Insurance Companies are employed by Casualty, with the exception of Dennis H. Chookaszian and Philip L. Engel who are employees of CNAF.

     CNAF is party to employment agreements (the "Agreements") with each of Dennis H. Chookaszian and Philip L. Engel. The Agreements are for a three-year term at an annual Base Salary of $950,000 for Mr. Chookaszian and $800,000 for Mr. Engel. The Agreements provide for the adoption by the Board of an Incentive Compensation Plan which will provide Mr. Chookaszian and Mr. Engel with an opportunity to earn a bonus based on performance and attainment of specified corporate goals. In all other respect, the agreements contain substantially the same terms as the prior agreements as approved by the Board in February of 1992. A brief summary of the Plan as adopted by the CNA Board is set forth herein.

     Each of the Agreements requires CNAF to provide long-term disability coverage and permits the employee to participate in other benefit programs offered by the Company to its employees. In the event of death or disability, the employee is entitled to be paid the Base Salary to the end of the month in which such death or disability occurs and a prorated amount based on assumed attainment of the incentive compensation in effect at the time. Any incentive compensation paid is included in the computation of pensionable earnings under the Company's retirement plans. The employee may participate in the Qualified and Supplemental Savings Plan established by CNAF wherein CNAF pays a matching percentage of 70% of the first 6% of the employee's contributions. This matching amount is also included in the computation of pensionable earnings.

     CNAF may terminate each Agreement without cause at any time, in which event CNAF is required to continue to make payments to the employee for a period of three years from the date of termination at a fixed rate based on Base Salary and the incentive compensation in effect at the time of such termination. Each Agreement contemplates negotiation of a renewal for an additional three year period at the expiration of its term on December 31, 1998 and provides that if the parties have not reached an agreement before March 31, 1999 at a Base Salary and opportunity for incentive compensation of not less than the amount of Base Salary and incentive compensation provided for the year 1998 at substantially the same terms as the expiring agreement, then the employment shall be considered terminated by CNAF and the employee shall be entitled to termination pay for a period of three years based on the combined Base Salary and the assumed incentive compensation for 1998. If a renewal is not negotiated before December 31, 1998, the Executives shall become employees-at-will for a three month period at an actual salary representing the combined Base Salary and assumed Incentive Compensation for the year 1998.

     The Incentive Compensation Committee of CNAF has granted Mr. Chookaszian and Mr. Engel, subject to shareholder approval of the Incentive Compensation Plan, allocations under the Incentive Compensation Plan entitling each of them to awards thereunder of a maximum of $1,650,000 for Mr. Chookaszian and $500,000 for Mr. Engel for the year 1997. A maximum of $1,850,000 for 1998 has been granted to Mr. Chookaszian and a maximum of $600,000 for the year 1998, has been granted to Mr. Engel. The actual awards to Messrs. Chookaszian and Engel would be subject to the attainment of specific performance goals in relation to after-tax income CNAF, excluding realized investment gains and losses.

RETIREMENT PLANS

                               PENSION PLAN TABLE
                           NORMAL RETIREMENT IN 1997

                                         ESTIMATED ANNUAL PENSION FOR
                                   REPRESENTATIVE YEARS OF CREDITED SERVICE
--------------------------------------------------------------------------------------------------------------
       AVERAGE
        ANNUAL
     COMPENSATION            15                20                 25                 30                 35
--------------------------------------------------------------------------------------------------------------
$  400,000............    $116,618         $  155,491         $  194,364         $  206,570         $  218,777
   500,000............     146,618            195,491            244,364            259,904            275,444
   600,000............     176,618            235,491            294,364            313,237            332,111
   700,000............     206,618            275,491            344,364            366,571            388,778
   800,000............     236,618            315,491            394,364            419,904            445,445
   900,000............     266,618            355,491            444,364            473,238            502,112
 1,000,000............     296,618            395,491            494,364            526,571            558,779
 1,100,000............     326,618            435,491            544,364            579,905            615,446
 1,200,000............     356,618            475,491            594,364            633,238            672,113
 1,300,000............     386,618            515,491            644,364            686,572            728,780
 1,400,000............     416,618            555,491            694,364            739,905            785,447
 1,500,000............     446,618            595,491            744,364            793,219            842,114
 1,600,000............     476,618            635,491            794,364            846,572            898,781
 1,700,000............     506,618            675,491            844,364            899,906            955,448
 1,800,000............     536,618            715,491            894,364            953,239          1,012,115
 1,900,000............     566,618            755,491            944,364          1,006,573          1,068,782
 2,000,000............     596,618            795,491            994,364          1,059,906          1,125,449
 2,100,000............     626,618            835,491          1,044,364          1,113,240          1,182,116
 2,200,000............     656,618            875,491          1,094,364          1,166,573          1,238,783
 2,300,000............     686,618            915,491          1,144,364          1,219,907          1,295,450
 2,400,000............     716,618            955,491          1,194,364          1,273,240          1,352,117
 2,500,000............     746,618            995,491          1,244,364          1,326,574          1,408,784
 2,600,000............     776,618          1,035,491          1,294,364          1,379,907          1,465,451
 2,700,000............     806,618          1,075,491          1,344,364          1,433,241          1,522,118
 2,800,000............     836,618          1,115,491          1,394,364          1,486,574          1,578,785
 2,900,000............     866,618          1,155,491          1,444,364          1,539,908          1,635,452
--------------------------------------------------------------------------------------------------------------

     The amounts in the table reflect deductions for estimated Social Security payments.

     Mr. Chookaszian, Mr. Engel, Ms. Murphy, Ms. Tocklin and Mr. Jokiel have 22, 32, 20, 22 and 16 years of credited service, respectively.

     Casualty provides funded, tax qualified, non-contributory retirement plans for all salaried employees, including executive officers (the "Retirement Plans") and an unfunded, non-qualified, non-contributory benefits equalization plan for all eligible salaried employees, including executive officers, (the "Supplemental Retirement Plan") which provides for the accrual and payment of benefits which are not available under tax qualified plans such as the Retirement Plans. The following description of the Retirement Plans gives effect to benefits provided under the Supplemental Retirement Plan.

     The Retirement Plans provide for retirement benefits based upon average final compensation (i.e., based upon the highest average sixty consecutive months compensation and years of credited service with Casualty). Compensation under the Retirement Plans consists of salary paid by Casualty and its subsidiaries included under "Salary", "Bonus", and "Long-Term Compensation Payouts" in the Summary Compensation Table above. The table shows estimated annual benefits payable upon retirement under the Retirement Plans for various compensation levels and years of credited service, based upon normal retirement in 1997 and a straight life annuity form of benefit. In addition to a straight life annuity, the Plans also allow the participant to elect payment to be made in a Joint and Contingent (or Survivor) Annuitant form where the Contingent (or Survivor) Annuitant would receive payment at 50%, 66 2/3% or 100% of the participant's benefit amount.

                          INDEPENDENT AUDITORS' REPORT

The Board of Directors and Stockholder
Valley Forge Life Insurance Company


     We have audited the accompanying balance sheets of Valley Forge Life Insurance Company (a wholly-owned subsidiary of Continental Assurance Company, which is a wholly-owned subsidiary of Continental Casualty Company, a wholly-owned subsidiary of CNA Financial Corporation, an affiliate of Loews Corporation) as of December 31, 1997 and 1996, and the related statements of operations, stockholder's equity and cash flows for each of the three years in the period ended December 31, 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.


     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


     In our opinion, such financial statements present fairly, in all material respects, the financial position of Valley Forge Life Insurance Company as of December 31, 1997 and 1996, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1997 in conformity with generally accepted accounting principles.


Deloitte & Touche LLP
Chicago, Illinois
February 18, 1998

     The following financial statements are those of Valley Forge Life Insurance Company and not those of the Separate Account. They are included for the purpose of informing investors as to the financial position and operations of the Company.

                      VALLEY FORGE LIFE INSURANCE COMPANY

                                 BALANCE SHEET

-------------------------------------------------------------------------------------
                        DECEMBER 31                              1997         1996
-------------------------------------------------------------------------------------
(In thousands of dollars)
ASSETS:
  Investments:
    Fixed maturities available-for-sale (cost: $466,267 and
     $321,432)..............................................  $  471,707   $  321,066
    Equity securities available-for-sale (cost: $981 and
     $1,073)................................................       2,260        2,959
    Policy loans............................................      66,971       60,267
    Other invested assets...................................         433           --
    Short-term investments..................................       4,597       42,757
                                                              ----------   ----------
        TOTAL INVESTMENTS...................................     545,968      427,049
  Cash......................................................      24,565       24,759
  Receivables:
    Reinsurance receivables.................................   1,586,471    1,320,583
    Premium and other insurance receivables.................      65,196       61,390
    Less allowance for doubtful accounts....................        (285)        (378)
  Deferred acquisition costs................................      95,354       74,589
  Accrued investment income.................................       5,245        4,945
  Receivables for securities sold...........................         744           --
  Deferred income taxes.....................................          --          312
  Due from affiliates.......................................      35,999       67,499
  Other.....................................................         228           54
  Separate Account business.................................       8,941           --
-------------------------------------------------------------------------------------
        TOTAL ASSETS                                          $2,368,426   $1,980,802
=====================================================================================
LIABILITIES AND STOCKHOLDER'S EQUITY:
Liabilities:
  Insurance reserves:
    Future policy benefits..................................  $1,906,899   $1,621,504
    Claims..................................................      81,242       60,568
    Policyholders' funds....................................      39,928       38,145
  Payables for securities purchased.........................         497           --
  Federal income taxes payable..............................       5,975        3,824
  Deferred income taxes.....................................       4,098           --
  Commissions and other payables............................      19,787       22,004
  Other.....................................................      84,799       35,217
  Separate Account business.................................       8,941           --
                                                              ----------   ----------
        TOTAL LIABILITIES...................................   2,152,166    1,781,262
                                                              ----------   ----------
Commitments and contingent liabilities--Note 7 and 9
Stockholder's Equity
  Common stock ($50 par value; Authorized-200,000 shares;
    Issued-50,000 shares)...................................       2,500        2,500
  Additional paid-in capital................................      39,150       39,150
  Retained earnings.........................................     170,230      156,900
  Net unrealized investment gains...........................       4,380          990
                                                              ----------   ----------
        TOTAL STOCKHOLDER'S EQUITY..........................     216,260      199,540
-------------------------------------------------------------------------------------
        TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY            $2,368,426   $1,980,802
=====================================================================================

                See accompanying Notes to Financial Statements.

                      VALLEY FORGE LIFE INSURANCE COMPANY

                            STATEMENT OF OPERATIONS

------------------------------------------------------------------------------------------------
                   YEAR ENDED DECEMBER 31                         1997        1996        1995
------------------------------------------------------------------------------------------------
(In thousands of dollars)
Revenues:
  Premiums..................................................    $332,172    $325,486    $296,653
  Net investment income.....................................      29,913      29,312      31,494
  Realized investment gains.................................       4,200       4,771      13,783
  Other.....................................................       6,872       8,217       4,818
                                                                --------    --------    --------
                                                                 373,157     367,786     346,748
                                                                --------    --------    --------
Benefits and expenses:
  Insurance claims and policyholders' benefits..............     307,207     304,840     270,936
  Amortization of deferred acquisition costs................      11,818       1,177       6,066
  Other operating expenses..................................      33,505      36,022      35,036
                                                                --------    --------    --------
                                                                 352,530     342,039     312,038
                                                                --------    --------    --------
    Income before income tax................................      20,627      25,747      34,710
Income tax expense..........................................       7,297       9,028      12,200
================================================================================================
    NET INCOME                                                  $ 13,330    $ 16,719    $ 22,510
================================================================================================

                See accompanying Notes to Financial Statements.

                      VALLEY FORGE LIFE INSURANCE COMPANY

                       STATEMENT OF STOCKHOLDER'S EQUITY

-----------------------------------------------------------------------------------------------------------------------
                                                                                                   NET
                                                                      ADDITIONAL                UNREALIZED
                                                             COMMON    PAID-IN     RETAINED     INVESTMENT
                                                             STOCK     CAPITAL     EARNINGS   GAINS (LOSSES)    TOTAL
-----------------------------------------------------------------------------------------------------------------------
(In thousands of dollars)
BALANCE, JANUARY 1, 1995...................................  $2,500    $39,150     $117,671      $ (3,125)     $156,196
  Net income...............................................   --         --         22,510        --             22,510
  Change in net unrealized gains/(losses)..................   --         --          --            16,766        16,766
                                                             ------    -------     --------      --------      --------
BALANCE, DECEMBER 31, 1995.................................  2,500      39,150     140,181         13,641       195,472
  Net income...............................................   --         --         16,719        --             16,719
  Change in net unrealized gains/(losses)..................   --         --          --           (12,651)      (12,651)
                                                             ------    -------     --------      --------      --------
BALANCE, DECEMBER 31, 1996.................................  2,500      39,150     156,900            990       199,540
  Net income...............................................   --         --         13,330        --             13,330
  Change in net unrealized gains/(losses)..................   --         --          --             3,390         3,390
=======================================================================================================================
BALANCE, DECEMBER 31, 1997                                   $2,500    $39,150     $170,230      $  4,380      $216,260
=======================================================================================================================

                See accompanying Notes to Financial Statements.

                      VALLEY FORGE LIFE INSURANCE COMPANY

                            STATEMENT OF CASH FLOWS

-----------------------------------------------------------------------------------------------
                   YEAR ENDED DECEMBER 31                       1997        1996        1995
-----------------------------------------------------------------------------------------------
                                   (In thousands of dollars)
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income................................................  $  13,330   $  16,719   $  22,510
                                                              ---------   ---------   ---------
  Adjustments to reconcile net income to net cash flows from operating activities:
    Net realized investment gains, pre-tax..................     (4,200)     (4,771)    (13,783)
    Amortization of bond discount...........................     (2,438)     (4,922)     (3,921)
    Changes in:
      Insurance receivables, net............................   (269,787)   (254,549)   (151,415)
      Deferred acquisition costs............................    (20,765)    (23,989)     (9,267)
      Accrued investment income.............................       (300)       (258)         69
      Due from affiliates...................................     31,500     (62,563)    (55,308)
      Federal income taxes..................................      2,151       4,399         (28)
      Deferred income taxes.................................      2,581       3,309         453
      Insurance reserves....................................    221,252     198,239     156,530
      Commissions and other payables........................     (2,217)      9,368       5,594
      Other, net............................................     49,429     (17,744)     29,619
                                                              ---------   ---------   ---------
            TOTAL ADJUSTMENTS...............................      7,206    (153,481)    (41,457)
                                                              ---------   ---------   ---------
            NET CASH FLOWS FROM OPERATING ACTIVITIES........     20,536    (136,762)    (18,947)
                                                              ---------   ---------   ---------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Purchases of fixed maturities.............................   (464,361)   (535,263)   (361,579)
  Proceeds from fixed maturities:
    Sales...................................................    278,459     530,828     336,731
    Maturities, calls and redemptions.......................     45,442      36,726      51,046
  Purchases of equity securities............................     (1,334)       (728)     --
  Proceeds from sales of equity securities..................      2,447       1,306      --
  Change in short-term investments..........................     39,301      (2,851)      1,901
  Change in policy loans....................................     (6,704)     (4,259)     (9,007)
  Change in other invested assets...........................       (580)     --          --
  Other, net................................................     --              72          85
                                                              ---------   ---------   ---------
            NET CASH FLOWS FROM INVESTING ACTIVITIES........   (107,330)     25,831      19,177
                                                              ---------   ---------   ---------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Receipts for investment contracts credited to policyholder
    account balances........................................    111,478      98,091      40,398
  Return of policyholder account balances in investment
    contracts...............................................    (24,878)     (4,504)       (451)
                                                              ---------   ---------   ---------
            NET CASH FLOWS FROM FINANCING ACTIVITIES........     86,600      93,587      39,947
                                                              ---------   ---------   ---------
            NET CASH FLOWS..................................       (194)    (17,344)     40,177
Cash at beginning of period.................................     24,759      42,103       1,926
-----------------------------------------------------------------------------------------------
CASH AT END OF PERIOD.......................................  $  24,565   $  24,759   $  42,103
===============================================================================================
Supplemental disclosures of cash flow information:
  Federal income taxes paid.................................  $   2,488   $   1,965   $   6,531
===============================================================================================

                See accompanying Notes to Financial Statements.

                      VALLEY FORGE LIFE INSURANCE COMPANY

                         NOTES TO FINANCIAL STATEMENTS

NOTE 1. SIGNIFICANT ACCOUNTING POLICIES:

BASIS OF PRESENTATION

     Valley Forge Life Insurance Company ("VFL") is a wholly-owned subsidiary of Continental Assurance Company ("Assurance"). Assurance is a wholly-owned subsidiary of Continental Casualty Company ("Casualty") which is wholly-owned by CNA Financial Corporation ("CNAF"). Loews Corporation owns approximately 84% of the outstanding common stock of CNAF.

     VFL sells a variety of individual and group insurance products. The individual insurance products consist primarily of term and universal life insurance policies and individual annuities. Group insurance products include life, pension and accident and health, consisting primarily of major medical and hospitalization.

     The operations, assets and liabilities of VFL and its parent, Assurance, are managed, to a large extent, on a combined basis. Pursuant to a Reinsurance Pooling Agreement, amended July 1, 1996, VFL cedes all of its business, excluding its separate account business, to its parent, Assurance. This business is then pooled with the business of Assurance, which excludes Assurance's participating contracts and separate account business, and 10% of the combined pool is assumed by VFL.

     The accompanying financial statements have been prepared in conformity with generally accepted accounting principles ("GAAP"). Certain amounts applicable to prior years have been reclassified to conform to classifications followed in 1997.

     The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

INSURANCE

     Premium revenue--Revenues on universal life type contracts are comprised of contract charges and fees which are recognized over the coverage period. Accident and health insurance premiums are earned ratably over the terms of the policies after provision for estimated adjustments on retrospectively rated policies and deductions for ceded insurance. Other life insurance premiums are recognized as revenue when due, after deductions for ceded insurance.

     Future policy benefit reserves--Reserves for traditional life insurance products (whole and term life products) are computed based upon the net level premium method using actuarial assumptions as to interest rates, mortality, morbidity, withdrawals and expenses. Actuarial assumptions include a margin for adverse deviation and generally vary by plan, age at issue and policy duration. Interest rates range from 3% to 11%, and mortality, morbidity and withdrawal assumptions reflect VFL and industry experience prevailing at the time of issue. Expense assumptions include the estimated effects of inflation and expenses beyond the premium paying period. Reserves for universal life-type contracts are equal to the account balances that accrue to the benefit of the policyholders. Interest crediting rates ranged from 4.9% to 7.3% for the three years ended December 31, 1997.

     Claim reserves--Claim reserves include provisions for reported claims in the course of settlement and estimates of unreported losses based upon past experience.

     Reinsurance--In addition to the pooling agreement with Assurance, VFL also assumes and cedes insurance with other insurers and reinsurers and members of various reinsurance pools and associations. VFL utilizes reinsurance arrangements to limit its maximum loss, provide greater diversification of risk and minimize exposures on larger risks. The reinsurance coverages are tailored to the specific risk characteristics of each product line with VFL's retained amount varying by type of coverage. VFL's reinsurance includes quota

                      VALLEY FORGE LIFE INSURANCE COMPANY

NOTE 1.--(CONTINUED)
share, yearly renewable term and facultative programs. Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liability.

     Deferred acquisition costs--Life acquisition costs are capitalized and amortized based on assumptions consistent with those used for computing policy benefit reserves. Acquisition costs on traditional life business are amortized over their assumed premium paying periods. Universal life and annuity acquisition costs are amortized in proportion to the present value of the estimated gross profits over the products' assumed durations, which are regularly evaluated and adjusted, as appropriate. Based on 1996 evaluations, the assumed interest rate spreads were adjusted, the effect of which was to reduce amortization by approximately $3.0 million for the year ended December 31, 1996.

INVESTMENTS

     Valuation of investments--VFL classifies its fixed maturities and its equity securities as available-for-sale, and as such, they are carried at fair value. The amortized cost of fixed maturities is adjusted for amortization of premiums and accretion of discounts to maturity. Such amortization and accretion are included in investment income.

     Policy loans are carried at unpaid balances. Short-term investments, which have an original maturity of one year or less, are carried at amortized cost which approximates market value. VFL has no real estate or mortgage loans. VFL accounts for its derivative securities under the fair value method. Under this method the derivative securities are recorded at fair value at the reporting date with changes in fair value reflected in realized investment gains and losses. VFL's derivatives are made up of interest rate caps and purchased options and are classified as other invested assets.

     Investment gains and losses--All securities transactions are recorded on the trade date. Realized investment gains and losses are determined on the basis of the cost of the specific securities sold. Unrealized investment gains and losses on fixed maturities and equity securities are reflected as part of stockholder's equity, net of applicable deferred income taxes. Investments are written down to estimated fair values and losses are charged to income when a decline in value is considered to be other than temporary.

     Securities sold under repurchase agreements--VFL has a securities lending program where securities are loaned to third parties, primarily major brokerage firms. Borrowers of these securities must deposit 100% of the fair value of the securities if the collateral is cash, or 102% if the collateral is securities. Cash deposits from these transactions are invested in short-term investments (primarily commercial paper). VFL continues to receive the interest on the loaned debt securities, as beneficial owner and, accordingly, the loaned debt securities are included within fixed maturities. The liabilities for securities sold subject to repurchase agreements are recorded at their contractual repurchase amounts. VFL had no securities on loan at December 31, 1997 or 1996.

     Separate Account business--VFL writes certain annuity contracts and universal life policies. The supporting assets and liabilities of these contracts and policies are legally segregated and reflected as assets and liabilities of Separate Account business. Substantially all assets of the Separate Account business are carried at fair value. Separate account liabilities are principally obligations due to contractholders, which are carried at contract values.

INCOME TAXES

     The provision for income taxes includes deferred taxes, resulting from temporary differences between the financial statement and tax return bases of assets and liabilities under the liability method. Temporary differences primarily relate to insurance reserves, investment valuation differences, net unrealized investment gains/losses and deferred acquisition costs.

                      VALLEY FORGE LIFE INSURANCE COMPANY

NOTE 2. INVESTMENTS:

                                     NET INVESTMENT INCOME
-----------------------------------------------------------------------------------------------
                   YEAR ENDED DECEMBER 31                      1997         1996         1995
-----------------------------------------------------------------------------------------------
(In thousands of dollars)
Fixed maturities:
  Taxable bonds.............................................  $20,669      $21,597      $21,576
  Tax exempt bonds..........................................        1           12           23
Equity securities...........................................       72           59           64
Policy loans................................................    4,264        3,669        3,925
Short-term investments......................................    4,885        4,197        6,037
Security repurchase transactions............................       --           --          135
Other.......................................................      200           --            2
                                                              -------      -------      -------
                                                               30,091       29,534       31,762
Investment expense..........................................      178          222          268
-----------------------------------------------------------------------------------------------
        NET INVESTMENT INCOME                                 $29,913      $29,312      $31,494
===============================================================================================

                             ANALYSIS OF INVESTMENT GAINS (LOSSES)
------------------------------------------------------------------------------------------------
                   YEAR ENDED DECEMBER 31                      1997          1996         1995
------------------------------------------------------------------------------------------------
(In thousands of dollars)
Realized investment gains (losses):
  Fixed maturities..........................................  $ 3,333      $  4,123      $13,674
  Equity securities.........................................    1,021           578           --
  Other.....................................................     (154)           70          109
                                                              -------      --------      -------
                                                                4,200         4,771       13,783
Income tax expense..........................................   (1,470)       (1,670)      (4,824)
                                                              -------      --------      -------
        NET REALIZED INVESTMENT GAINS.......................    2,730         3,101        8,959
                                                              -------      --------      -------
Change in net unrealized investment gains (losses):
  Fixed maturities..........................................    5,806       (20,726)      25,405
  Equity securities.........................................     (607)        1,263          389
  Other, principally Separate Account business..............       20            --           --
                                                              -------      --------      -------
                                                                5,219       (19,463)      25,794
  Income tax (expense) benefit..............................   (1,829)        6,812       (9,028)
                                                              -------      --------      -------
        CHANGE IN NET UNREALIZED INVESTMENT GAINS
        (LOSSES)............................................    3,390       (12,651)      16,766
------------------------------------------------------------------------------------------------
        NET REALIZED AND UNREALIZED INVESTMENT GAINS
        (LOSSES)                                              $ 6,120      $ (9,550)     $25,725
================================================================================================

SUMMARY OF GROSS REALIZED
INVESTMENT GAINS (LOSSES) FOR FIXED
MATURITIES AND EQUITY SECURITIES

-------------------------------------------------------------------------------------------------------------------------
                                                       1997                      1996                      1995
                                              -----------------------   -----------------------   -----------------------
                                                FIXED        EQUITY       FIXED        EQUITY       FIXED        EQUITY
           YEAR ENDED DECEMBER 31             MATURITIES   SECURITIES   MATURITIES   SECURITIES   MATURITIES   SECURITIES
-------------------------------------------------------------------------------------------------------------------------
(In thousands of dollars)
Proceeds from sales.........................   $278,459      $2,447      $530,828      $1,306      $336,731      $  --
                                               ========      ======      ========      ======      ========      =====
Gross realized gains........................   $  4,793      $1,113      $  7,927      $  578      $ 18,185         --
Gross realized losses.......................     (1,460)        (92)       (3,804)         --        (4,511)        --
-------------------------------------------------------------------------------------------------------------------------
    NET REALIZED GAINS ON SALES                $  3,333      $1,021      $  4,123      $  578      $ 13,674      $  --
=========================================================================================================================

                      VALLEY FORGE LIFE INSURANCE COMPANY

NOTE 2.--(CONTINUED)
ANALYSIS OF NET UNREALIZED INVESTMENT GAINS
(LOSSES) INCLUDED IN STOCKHOLDER'S EQUITY
--------------------------------------------------------------------------------

                                                                           1997                           1996
                                                                ---------------------------    ---------------------------
                        DECEMBER 31                             GAINS     LOSSES      NET      GAINS     LOSSES      NET
--------------------------------------------------------------------------------------------------------------------------
(In thousands of dollars)
Fixed maturities............................................    $6,227    $(787)    $ 5,440    $3,226    $(3,592)   $ (366)
Equity securities...........................................     1,279       --       1,279     1,886         --     1,886
Other, principally Separate Account business................        20       --          20        --         --        --
                                                                ------    -----     -------    ------    -------    ------
                                                                $7,526    $(787)      6,739    $5,112    $(3,592)    1,520
                                                                ======    =====                ======    =======
Deferred income tax expense.................................                         (2,359)                          (530)
--------------------------------------------------------------------------------------------------------------------------
  NET UNREALIZED INVESTMENT GAINS                                                   $ 4,380                         $  990
==========================================================================================================================

SUMMARY OF INVESTMENTS IN FIXED MATURITIES
AND EQUITY SECURITIES AVAILABLE FOR SALE
--------------------------------------------------------------------------------

                                                                               GROSS         GROSS
                                                                AMORTIZED    UNREALIZED    UNREALIZED     MARKET
DECEMBER 31, 1997                                                 COST         GAINS         LOSSES       VALUE
-----------------------------------------------------------------------------------------------------------------
(In thousands of dollars)
United States Treasury securities and obligations of
  government agencies.......................................    $299,066       $2,073        $  711      $300,428
Asset-backed securities.....................................      68,612          147            74        68,685
Corporate securities........................................      72,431        2,384             2        74,813
Other debt securities.......................................      26,158        1,623            --        27,781
                                                                --------       ------        ------      --------
    Total fixed maturities..................................     466,267        6,227           787       471,707
Equity securities...........................................         981        1,279            --         2,260
-----------------------------------------------------------------------------------------------------------------
    TOTAL                                                       $467,248       $7,506        $  787      $473,967
=================================================================================================================
DECEMBER 31, 1996
United States Treasury securities and obligations of
  government agencies.......................................    $117,213..     $  141        $2,486      $114,868
Asset-backed securities.....................................     113,376          641           767       113,251
States, municipalities and political
  subdivisions-tax-exempt...................................          30           --            --            30
Corporate securities........................................      55,196          988           335        55,849
Other debt securities.......................................      35,617        1,456             4        37,068
                                                                --------       ------        ------      --------
    Total fixed maturities..................................     321,432        3,226         3,592       321,066
Equity securities...........................................       1,073        1,886            --         2,959
-----------------------------------------------------------------------------------------------------------------
    TOTAL                                                       $322,505..     $5,112        $3,592      $324,025
=================================================================================================================

SUMMARY OF INVESTMENTS IN FIXED
MATURITIES BY CONTRACTUAL MATURITY
--------------------------------------------------------------------------------------------------------------
                                                                        1997                     1996
                                                                ---------------------    ---------------------
                                                                AMORTIZED     MARKET     AMORTIZED     MARKET
                        DECEMBER 31                               COST        VALUE        COST        VALUE
--------------------------------------------------------------------------------------------------------------
(In thousands of dollars)
Due in one year or less.....................................    $  2,249     $  2,255    $  3,299     $  3,305
Due after one year through five years.......................     302,053      301,749     118,507      116,223
Due after five years through ten years......................      54,663       56,502      47,998       48,866
Due after ten years.........................................      38,690       42,516      38,252       39,421
Asset-backed securities not due at a single maturity date...      68,612       68,685     113,376      113,251
--------------------------------------------------------------------------------------------------------------
    TOTAL                                                       $466,267     $471,707    $321,432     $321,066
==============================================================================================================

     Actual maturities may differ from contractual maturities because securities may be called or prepaid with or without call or prepayment penalties.

                      VALLEY FORGE LIFE INSURANCE COMPANY

NOTE 2.--(CONTINUED)
     There are no investments, other than equity securities, that have not produced income for the years ended December 31, 1997 and 1996. There are no investments in a single issuer, other than the U.S. government, that when aggregated exceed 10% of stockholder's equity.

NOTE 3. FAIR VALUE OF FINANCIAL INSTRUMENTS:

     Fair values are required to be disclosed for all financial instruments, whether or not recognized in the balance sheet, for which it is practicable to estimate that value. In cases where quoted market prices are not available, fair values may be based on estimates using present value or other valuation techniques. These techniques are significantly affected by the assumptions used, including the discount rates and estimates of future cash flows. Potential taxes and other transaction costs have not been considered in estimating fair value. The estimates presented herein are subjective in nature and are not necessarily indicative of the amounts VFL could realize in a current market exchange. Any difference would not be expected to be material.

     All nonfinancial instruments such as deferred acquisition costs, reinsurance receivables, deferred income taxes and insurance reserves are excluded from fair value disclosure. Thus, the total fair value amounts cannot be aggregated to determine the underlying economic value of VFL.

     The carrying amounts reported in the balance sheet approximate fair value for cash, short-term investments, premium and other insurance receivables, accrued investment income, receivables for securities sold, payables for securities purchased and certain other assets and other liabilities because of their short-term nature. Accordingly, these financial instruments are not listed in the table below.

     The carrying amounts and estimated fair values of VFL's other financial instrument assets and liabilities are listed below:

-----------------------------------------------------------------------------------------------------------
                                                                      1997                    1996
                                                              ---------------------   ---------------------
                                                              CARRYING   ESTIMATED    CARRYING   ESTIMATED
                        DECEMBER 31                            AMOUNT    FAIR VALUE    AMOUNT    FAIR VALUE
-----------------------------------------------------------------------------------------------------------
(In thousands of dollars)
FINANCIAL ASSETS
  Investments:
  Fixed maturities..........................................  $471,707    $471,707    $321,066    $321,066
  Equity securities.........................................     2,260       2,260       2,959       2,959
  Policy loans..............................................    66,971      63,756      60,267      56,169
  Other invested assets.....................................       433         433       --         --
  Separate Account business:
  Fixed maturities..........................................     3,198       3,198       --         --
  Equity securities.........................................     5,233       5,233       --         --
  Other.....................................................       305         305       --         --
FINANCIAL LIABILITIES
Premium deposits and annuity contracts......................   266,093     247,567     167,049     153,676
===========================================================================================================

     The following methods and assumptions were used by VFL in estimating the fair value amounts for financial instruments:

          Fixed maturities and equity securities are based on quoted market prices, where available. For securities not actively traded, fair values are estimated using values obtained from independent pricing services, costs to settle, or quoted market prices of comparable instruments.

          The fair values for policy loans are estimated using discounted cash flow analyses at interest rates currently offered for similar loans to borrowers with comparable credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations.

                      VALLEY FORGE LIFE INSURANCE COMPANY

NOTE 3.--(CONTINUED):
          Valuation techniques to determine fair value of other Separate Account business assets consist of discounted cash flows and quoted market prices of (a) the investments or (b) comparable instruments. The fair value of other Separate Account business liabilities approximates their carrying value.

          Premium deposits and annuity contracts are valued based on cash surrender values and the outstanding fund balances.

     VFL invests from time to time in certain derivative financial instruments primarily to reduce its exposure to market risk. Financial instruments used for such purposes may include interest rate caps, put and call options, commitments to purchase securities, futures and forwards. VFL also uses derivatives to mitigate the risk associated with certain guaranteed annuity contracts by purchasing certain options in a notional amount equal to the original customer deposit. VFL generally does not hold or issue these instruments for trading purposes.

     Derivative financial instruments consist of interest rate caps in the general account and purchased options in the Separate Accounts at December 31, 1997. The gross notional principal or contractual amounts of derivative financial instruments in the general account at December 31, 1997 totaled $50 million. The gross notional principal or contractual amounts of derivative financial instruments in the Separate Accounts totaled $1.5 million at December 31, 1997. VFL had no derivative financial instrument holdings at December 31, 1996. The contract or notional amounts are used to calculate the exchange of contractual payments under the agreements and are not representative of the potential for gain or loss on these agreements.

     The fair values associated with derivative financial instruments are generally affected by interest rates, equity stock prices and foreign exchange rates. The credit exposure associated with these instruments is generally limited to the fair value of the instruments and will vary based on the creditworthiness of the counterparties. The risk of default depends on the creditworthiness of the counterparty to the instrument. Although VFL is exposed to the aforementioned credit risk, it does not expect any counterparty to fail to perform as contracted based on the creditworthiness of the counterparties. Due to the nature of the derivative securities, VFL does not require collateral.

     The fair value of derivatives generally reflects the estimated amounts that VFL would receive or pay upon termination of the contracts at the reporting date. Dealer quotes are available for substantially all of VFL's derivatives. For securities not actively traded, fair values are estimated using values obtained from independent pricing services, costs to settle, or quoted market prices of comparable instruments. The fair value of derivative financial instruments in the general account and Separate Accounts at December 31, 1997 totaled $.4 million and $.3 million, respectively. Net realized losses on derivative financial instruments held in the general account totaled $.1 million for the year ended December 31, 1997, while net realized losses on derivatives in the Separate Accounts were negligible for the same period.

     Options are contracts that grant the purchaser, for a premium payment, the right, but not the obligation, to either purchase or sell a financial instrument at a specified price within a specified period of time.

     An interest rate cap consists of a guarantee given by the issuer to the purchaser in exchange for the payment of a premium. This guarantee states that if interest rates rise above a specified rate, the issuer will pay to the purchaser the difference between the then current market rate and the specified rate on the notional principal amount. The notional principal amount is not actually borrowed or repaid.

                      VALLEY FORGE LIFE INSURANCE COMPANY

NOTE 4. STATUTORY CAPITAL AND SURPLUS:

     Statutory capital and surplus and net income for VFL are determined in accordance with accounting practices prescribed or permitted by the Pennsylvania Insurance Department. Prescribed statutory accounting practices are set forth in a variety of publications of the National Association of Insurance Commissioners as well as state laws, regulations, and general administrative rules. VFL has no material permitted accounting practices. VFL had statutory net losses of $1.0 million and $2.7 million for the years ended December 31, 1997 and 1996, and net income of $8.9 million for the year ended December 31, 1995. The statutory net losses for 1997 and 1996 were primarily due to the immediate expensing of acquisition costs which were substantial as a result of the increase in sales of individual life and annuity products. Under GAAP, such costs are capitalized and amortized to income over the duration of these contracts. Statutory capital and surplus for VFL was $125.3 million and $124.3 million at December 31, 1997 and 1996, respectively.

     The payment of dividends by VFL to Assurance without prior approval of the Pennsylvania Insurance Department is limited to formula amounts. As of December 31, 1997 and 1996, approximately $12.5 million and $12.4 million, respectively, was not subject to prior Insurance Department approval.

NOTE 5. BENEFIT PLANS:

     VFL has no employees as it has contracted with Casualty for services provided by Casualty employees. As Casualty is a wholly-owned subsidiary of CNAF, all Casualty employees are covered by CNAF's Benefit Plans. The plans are discussed below.

PENSION PLAN

     CNAF has noncontributory pension plans covering all full-time employees age 21 or over who have completed at least one year of service. Casualty is included in the CNA Employees' Retirement Plan and VFL is allocated their proportionate share of these expenses. While the benefits for the plans vary, they are generally based on years of credited service and the employee's highest sixty consecutive months of compensation.

     CNAF's funding policy is to make contributions in accordance with applicable governmental regulatory requirements. The assets of the plans are invested primarily in U.S. government securities with the balance in short-term investments, common stocks and other fixed income securities.

     The funded status is determined using assumptions at the end of the year. Underfunded plans are those plans for which the accumulated benefit obligation is in excess of plan assets. Overfunded plans are those plans for which plan assets exceed the accumulated benefit obligations. Pension cost is determined using assumptions at the beginning of the year.

     The net pension cost allocated to VFL was $4.0 million, $3.6 million and $1.7 million for the years ended December 31, 1997, 1996 and 1995, respectively.

                      VALLEY FORGE LIFE INSURANCE COMPANY

NOTE 5.--(CONTINUED):
     The following table sets forth the plans' funded status and amounts recognized in CNAF's consolidated financial statements at December 31, 1997, 1996 and 1995:

ACCUMULATED BENEFIT OBLIGATION

---------------------------------------------------------------------------------------------------------------------------
                                                             1997                 1996                       1995
                                                          -----------   ------------------------   ------------------------
                                                          UNDERFUNDED   OVERFUNDED   UNDERFUNDED   OVERFUNDED   UNDERFUNDED
DECEMBER 31                                                  PLANS        PLANS         PLANS        PLANS         PLANS
---------------------------------------------------------------------------------------------------------------------------
(In thousands of dollars)
Actuarial present value of accumulated plan benefits:
  Vested................................................  $1,339,708     $517,221     $622,548      $491,052     $646,017
  Nonvested.............................................      76,992       37,718       32,369        28,346       14,126
---------------------------------------------------------------------------------------------------------------------------
    ACCUMULATED BENEFIT OBLIGATION                        $1,416,700     $554,939     $654,917      $519,398     $660,143
===========================================================================================================================

NET PENSION ASSET (LIABILITY)

--------------------------------------------------------------------------------------------------------------------------
                                                            1997                 1996                       1995
                                                         -----------   ------------------------   ------------------------
                                                         UNDERFUNDED   OVERFUNDED   UNDERFUNDED   OVERFUNDED   UNDERFUNDED
DECEMBER 31                                                 PLANS        PLANS         PLANS        PLANS         PLANS
--------------------------------------------------------------------------------------------------------------------------
(In thousands of dollars)
Projected benefit obligation...........................  $1,779,799     $777,755     $ 788,333    $ 769,999     $ 809,308
Plan assets at fair value..............................   1,312,592      701,854       503,623      629,673       496,264
                                                         ----------     --------     ---------    ---------     ---------
  Plan assets less than projected benefit obligation...    (467,207)     (75,901)     (284,710)    (140,326)     (313,044)
Unrecognized net asset at January 1, 1986, being
  recognized over 12 years.............................      (2,124)      (7,099)       --          (12,176)       --
Unrecognized prior service costs.......................      88,006       19,077        77,747       21,445       104,042
Unrecognized net gain (loss)...........................     218,204      122,173       (11,793)     164,585        13,508
--------------------------------------------------------------------------------------------------------------------------
    NET PENSION (LIABILITY) ASSET                        $ (163,121)    $ 58,250     $(218,756)   $  33,528     $(195,494)
==========================================================================================================================

NET PERIODIC PENSION COST

--------------------------------------------------------------------------------------------------------------------------
                                                            1997                 1996                       1995
                                                         -----------   ------------------------   ------------------------
                                                         UNDERFUNDED   OVERFUNDED   UNDERFUNDED   OVERFUNDED   UNDERFUNDED
DECEMBER 31                                                 PLANS        PLANS         PLANS        PLANS         PLANS
--------------------------------------------------------------------------------------------------------------------------
(In thousands of dollars)
Net periodic pension cost:
  Service cost-benefits attributed to employee service
    during the year....................................   $  54,321     $ 36,489     $ 18,825     $  32,118     $ 11,596
  Interest cost on projected benefit obligation........     118,668       53,549       56,771        51,056       32,760
  Actual return on plan assets.........................    (102,950)     (31,106)     (29,013)     (115,363)     (43,432)
  Net amortization and deferral........................      17,370      (16,059)      (5,982)       72,415       19,547
--------------------------------------------------------------------------------------------------------------------------
    NET PERIODIC PENSION COST                             $  87,409     $ 42,873     $ 40,601     $  40,226     $ 20,471
==========================================================================================================================

     Actuarial assumptions are set forth in the following table:

ASSUMPTIONS

--------------------------------------------------------------------------------------------------------
DECEMBER 31                                                   1997      1996         1995       1994
--------------------------------------------------------------------------------------------------------
Discount rate...............................................  7.25%        7.50%        7.25%   8.50%
Rate of increase in compensation levels*....................  2.75         2.75         2.75    4.00
Expected long-term rate of return on plan assets............  7.50    7.75-8.50    7.50-8.50    8.75
--------------------------------------------------------------------------------------------------------

* Excludes age/service related merit and productivity increases.

POSTRETIREMENT HEALTH CARE AND LIFE INSURANCE BENEFITS

     CNAF provides certain health and dental care benefits for eligible retirees, through age 64, and provides life insurance and reimbursement of Medicare Part B premiums for all eligible retired persons. CNAF funds benefit costs principally on the basis of current benefit payments.

                      VALLEY FORGE LIFE INSURANCE COMPANY

NOTE 5.--(CONTINUED):
     The net postretirement benefit cost allocated to VFL was $2.1 million, $1.3 million and $.7 million for the years ended December 31, 1997, 1996 and 1995, respectively.

     The following table sets forth the amounts recognized in CNAF's consolidated financial statements at December 31, 1997, 1996 and 1995:

ACCRUED POSTRETIREMENT BENEFIT COST
------------------------------------------------------------------------------------------------
                        DECEMBER 31                               1997        1996        1995
------------------------------------------------------------------------------------------------
(In thousands of dollars)
Accumulated postretirement benefit obligation:
  Retirees..................................................    $201,985    $171,950    $185,507
  Fully eligible, active plan participants..................      72,818      89,009      59,173
  Other active plan participants............................      87,207      88,191      62,540
                                                                --------    --------    --------
    Total accumulated postretirement benefit obligation.....     362,010     349,150     307,220
Plan assets at fair value...................................        (509)      --          --
Unrecognized prior service cost.............................        (203)        (70)      --
Unrecognized net (loss) gain................................      (8,197)    (12,215)      7,380
------------------------------------------------------------------------------------------------
    ACCRUED POSTRETIREMENT BENEFIT COST                         $353,101    $336,865    $314,600
================================================================================================

          NET PERIODIC POSTRETIREMENT BENEFIT COST
------------------------------------------------------------------------------------------------
                   YEAR ENDED DECEMBER 31                         1997        1996       1995*
------------------------------------------------------------------------------------------------
(In thousands of dollars)
Net periodic postretirement benefit cost:
  Service cost/benefits attributed to employee service
    during the year.........................................    $ 10,156    $ 11,935    $  5,969
  Interest cost on accumulated post retirement benefit
    obligation..............................................      25,135      24,146      17,506
  Expected return on assets.................................         (25)      --          --
  Amortization..............................................        (322)        374        (941)
------------------------------------------------------------------------------------------------
    NET PERIODIC POSTRETIREMENT BENEFIT COST                    $ 34,944    $ 36,455    $ 22,534
================================================================================================

* The 1995 data includes The Continental Corporation Retirement Plans from acquisition date.

                        ASSUMPTIONS
------------------------------------------------------------------------------------------
                        DECEMBER 31                               1997      1996      1995
------------------------------------------------------------------------------------------
Discount rate:
  Assumptions used in determining net periodic benefit
    cost....................................................      7.50%     7.25%     8.50%
  Assumptions used in determining the projected benefit
    obligation (liability)..................................      7.25%     7.50%     7.25%
------------------------------------------------------------------------------------------

     The assumed health care cost trend rate used in measuring the accumulated postretirement benefit obligation was 9% in 1997, declining to an ultimate rate of 5% in 2002. The health care cost trend rate assumption has a significant effect on the amount of the benefit obligation and periodic cost reported. An increase in the assumed health care cost trend rate of 1% in each year would increase CNAF's accumulated postretirement benefit obligation as of December 31, 1997 by $23.9 million and the aggregate net periodic postretirement benefit cost for 1997 by $2.9 million.

SAVINGS PLAN

     Casualty is included in the CNA Employees' Savings Plan which is a contributory plan that allows employees to make regular contributions of up to 6% of their salary. VFL is allocated its proportionate share of CNA Employees' Savings Plan expenses. CNAF contributes an additional amount equal to 70% of the employee's regular contribution. Employees may also make an additional contribution of up to 10% of their salaries for which there is no additional contribution by CNAF. CNAF contributions allocated to and

                      VALLEY FORGE LIFE INSURANCE COMPANY

NOTE 5.--(CONTINUED):
expensed by VFL for the Savings Plan were $.2 million, $1.0 million and $.7 million for the years ended December 31, 1997, 1996 and 1995, respectively.

NOTE 6. INCOME TAXES:

     VFL is taxed under the provisions of the Internal Revenue Code, as applicable to life insurance companies, and is included in the consolidated Federal income tax return with CNAF and its eligible subsidiaries (CNA Tax Group), which in turn is included in the consolidated Federal income tax return of Loews and its eligible subsidiaries. The Federal income tax provision of VFL is computed as if VFL were filing its own separate return.

     VFL maintains a special tax memorandum account designated as the "Shareholder's Surplus Account." Dividends from this account may be distributed to the shareholder without resulting in any additional tax. The amount in the Shareholder's Surplus Account was $121.8 million and $100.0 million at December 31, 1997 and 1996, respectively. Another tax memorandum account, defined as the "Policyholders' Surplus Account," totaled $5.4 million at both December 31, 1997 and 1996. No further additions to this account are allowed. Amounts accumulated in the Policyholders' Surplus Account are subject to income tax if distributed to the stockholder. VFL has not provided for such a tax as VFL has no plans for such a distribution.

     Significant components of VFL's deferred tax assets and liabilities as of December 31, 1997 and 1996 are shown in the table below:

                COMPONENTS OF DEFERRED TAX ASSETS AND LIABILITIES
---------------------------------------------------------------------------------
                        DECEMBER 31                             1997       1996
---------------------------------------------------------------------------------
(In thousands of dollars)
Insurance reserves..........................................  $ 24,961   $ 17,166
Deferred acquisition costs..................................   (33,374)   (22,078)
Investment valuation........................................     6,129      5,411
Net unrealized gains........................................    (2,359)      (530)
Receivables.................................................    (2,486)      (646)
Other, net..................................................     3,031        989
---------------------------------------------------------------------------------
   NET DEFERRED TAX (LIABILITIES) ASSETS                      $ (4,098)  $    312
=================================================================================

     At December 31, 1997, gross deferred tax assets and liabilities amounted to $35.1 million and $39.2 million, respectively. Gross deferred tax assets and liabilities, at December 31, 1996, amounted to $24.9 million and $24.6 million, respectively. VFL has not established a valuation reserve at December 31, 1996 as it believes that all deferred tax assets are fully realizable.

     The components of income tax expense are as follows:

---------------------------------------------------------------------------------------------
                   YEAR ENDED DECEMBER 31                      1997        1996        1995
---------------------------------------------------------------------------------------------
(In thousands of dollars)
Current tax expense.........................................  $4,716      $5,719      $11,747
Deferred tax expense........................................   2,581       3,309          453
---------------------------------------------------------------------------------------------
    TOTAL INCOME TAX EXPENSE                                  $7,297      $9,028      $12,200
=============================================================================================

                      VALLEY FORGE LIFE INSURANCE COMPANY

NOTE 6.--(CONTINUED):
     The components of total income tax expense are allocated between operating income and realized capital gains and losses in the following table.

---------------------------------------------------------------------------------------------
                   YEAR ENDED DECEMBER 31                      1997        1996        1995
---------------------------------------------------------------------------------------------
(In thousands of dollars)
Income tax expense on:
  Operating income..........................................  $5,827      $7,358      $ 7,376
  Realized investment gains.................................   1,470       1,670        4,824
---------------------------------------------------------------------------------------------
    TOTAL INCOME TAX EXPENSE                                  $7,297      $9,028      $12,200
=============================================================================================

     A reconciliation of the statutory federal income tax rate on income is as follows:

---------------------------------------------------------------------------------------------------------------------------
                                                                       % OF                 % OF                  % OF
                                                                      PRETAX               PRETAX                PRETAX
                  YEAR ENDED DECEMBER 31                      1997    INCOME       1996    INCOME       1995     INCOME
---------------------------------------------------------------------------------------------------------------------------
(In thousands of dollars)
Income taxes at statutory rates............................  $7,219    35.0       $9,011    35.0       $12,149    35.0
Other......................................................      78     0.4           17     0.1            51     0.2
---------------------------------------------------------------------------------------------------------------------------
    INCOME TAX AT EFFECTIVE RATES                            $7,297    35.4       $9,028    35.1       $12,200    35.2
===========================================================================================================================

NOTE 7. REINSURANCE:

     The ceding of insurance does not discharge primary liability of the original insurer. VFL places reinsurance with other carriers only after careful review of the nature of the contract and a thorough assessment of the reinsurers' credit quality and claim settlement performance. Further, for carriers that are not authorized reinsurers in VFL's state of domicile, VFL receives collateral, primarily in the form of bank letters of credit. Such collateral totaled approximately $0.1 million at both December 31, 1997 and 1996.

     In the table below, the majority of life premium revenue is from long duration type contracts, while the majority of accident and health earned premiums are from short duration contracts. The effects of reinsurance on premium revenues are shown in the following schedule:

-------------------------------------------------------------------------------------------------------------------
                                                                            PREMIUMS
                                                            -----------------------------------------   ASSUMED/NET
                  YEAR ENDED DECEMBER 31                     DIRECT    ASSUMED     CEDED       NET           %
-------------------------------------------------------------------------------------------------------------------
(In thousands of dollars)
1997
  Life....................................................  $564,891   $81,502    $567,217   $ 79,176       103%
  Accident and Health.....................................     2,776   252,996       2,776    252,996       100
                                                            --------   --------   --------   --------       ---
    Total premiums........................................  $567,667   $334,498   $569,993   $332,172       101%
                                                            ========   ========   ========   ========       ===
1996
  Life....................................................  $422,700   $72,718    $424,907   $ 70,511       103%
  Accident and Health.....................................     1,080   254,975       1,080    254,975       100
                                                            --------   --------   --------   --------       ---
    Total premiums........................................  $423,780   $327,693   $425,987   $325,486       101%
                                                            ========   ========   ========   ========       ===
1995
  Life....................................................  $316,011   $75,053    $316,577   $ 74,487       101%
  Accident and Health.....................................       422   222,166         422    222,166       100
                                                            --------   --------   --------   --------       ---
    Total premiums........................................  $316,433   $297,219   $316,999   $296,653       100%
===================================================================================================================

                      VALLEY FORGE LIFE INSURANCE COMPANY

NOTE 7.--(CONTINUED)
     Transactions with Assurance, as part of the pooling agreement described in
Note 1, are reflected in the above table. Premium revenues ceded to non-affiliated companies were $116.2 million, $43.0 million and $9.9 million for the years ended December 31, 1997, 1996 and 1995, respectively. Additionally, insurance claims and policyholder benefits are net of reinsurance recoveries from non-affiliated companies of $77.8 million, $7.0 million and $6.1 million for the years ended December 31, 1997, 1996 and 1995, respectively.

     Reinsurance receivables reflected on the balance sheet are recoverables from reinsurers related to insurance reserves. These balances were approximately $1.6 billion and $1.3 billion at December 31, 1997 and 1996, respectively, are principally due from Assurance pursuant to the Reinsurance Pooling Agreement.

     The impact of reinsurance, including transactions with Assurance, on life insurance in force is shown in the following schedule:

------------------------------------------------------------------------------------------------------------------
                                                                     LIFE INSURANCE IN FORCE
                                                             ---------------------------------------   ASSUMED/NET
                                                              DIRECT    ASSUMED    CEDED       NET          %
------------------------------------------------------------------------------------------------------------------
(In thousands of dollars)
December 31, 1997..........................................  $166,308   $25,557   $168,353   $23,512      108.7%
December 31, 1996..........................................   108,126   22,085     109,873    20,338      108.6
December 31, 1995..........................................    57,138   16,996      58,442    15,692      108.3
==================================================================================================================

NOTE 8. RELATED PARTIES:

     As discussed in Note 1, VFL is party to a pooling agreement with its parent, Assurance. In addition, VFL is party to the CNA Intercompany Expense Agreement whereby expenses incurred by CNAF and each of its subsidiaries are allocated to the appropriate company. All acquisition and underwriting expenses allocated to VFL are further subject to the Reinsurance Pooling Agreement with Assurance, so that acquisition and underwriting expenses recognized by VFL approximate ten percent of the combined acquisition and underwriting expenses of VFL and Assurance. Pursuant to the foregoing agreements, VFL recorded amortization of deferred acquisition costs and other operating expenses totaling $45.3 million, $37.2 million and $41.1 million for 1997, 1996 and 1995, respectively. Expenses of VFL exclude $9.9 million, $12.3 million and $5.5 million of general and administrative expenses incurred by VFL and allocated to CNAF for the years ended December 31, 1997, 1996 and 1995, respectively. VFL had a $36.0 million and $67.5 million affiliated receivable at December 31, 1997 and 1996, respectively, for net cash settlements due from Assurance in the normal course of operations related to pooling and general expense reimbursements. There are no interest charges on intercompany receivables or payables.

NOTE 9. LEGAL:

     VFL is party to litigation arising in the ordinary course of business. The outcome of this litigation will not, in the opinion of management, materially affect the results of operations or equity of VFL.

                      VALLEY FORGE LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS -- CONCLUDED

NOTE 10. BUSINESS SEGMENTS:

------------------------------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31                                             1997          1996          1995
------------------------------------------------------------------------------------------------------
(In thousands of dollars)
REVENUES
  Individual................................................    $   72,204    $   70,208    $   69,577
  Group.....................................................       296,753       292,807       263,388
  Realized gains............................................         4,200         4,771        13,783
                                                                ----------    ----------    ----------
        Total...............................................    $  373,157    $  367,786    $  346,748
                                                                ==========    ==========    ==========
INCOME BEFORE INCOME TAX
  Individual................................................    $    9,952    $   12,752    $    8,611
  Group.....................................................         6,475         8,224        12,316
  Realized gains............................................         4,200         4,771        13,783
                                                                ----------    ----------    ----------
        Total...............................................    $   20,627    $   25,747    $   34,710
                                                                ==========    ==========    ==========
NET INCOME
  Individual................................................    $    6,345    $    8,209    $    5,597
  Group.....................................................         4,255         5,409         7,954
  Realized gains............................................         2,730         3,101         8,959
                                                                ----------    ----------    ----------
        Total...............................................    $   13,330    $   16,719    $   22,510
                                                                ==========    ==========    ==========
ASSETS
  Individual................................................    $1,824,854    $1,522,900    $1,360,942
  Group.....................................................       543,572       457,902       280,496
                                                                ----------    ----------    ----------
        Total...............................................    $2,368,426    $1,980,802    $1,641,438
======================================================================================================

     Assets and investment income are allocated to business segments based on cash flows after attribution of separately identifiable assets. Income taxes have been allocated on the basis of taxable operating income of the respective insurance segments.

     Group revenues include $211.5 million, $210.1 million and $187.0 million for the years ended December 31, 1997, 1996 and 1995, respectively, under contracts covering U.S. government employees and their dependents ("FEHBP").

                                    * * * *

         TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION

PERFORMANCE INFORMATION.....................................             1
  Money Market Subaccount Yields............................             1
  Other Subaccount Yields...................................             2
  Average Annual Total Returns..............................             2
  Other Total Returns.......................................             3
  Effect of the Annual Administration Fee on Performance
     Data...................................................             4
VARIABLE ANNUITY PAYMENTS...................................             4
  Annuity Unit Value........................................             4
  Illustration of Calculation of Annuity Unit Value.........             4
  Illustration of Variable Annuity Payments.................             5
VALUATION DAYS..............................................             5
OTHER INFORMATION...........................................             5
FINANCIAL STATEMENTS........................................             5

                                   APPENDIX A


     The Market Value Adjustment is computed by multiplying the amount being surrendered, withdrawn, transferred or applied to an Annuity Payment Option, by the Market Value Adjustment factor. The Market Value Adjustment factor is calculated as follows:


     Market Value Adjustment = Amount multiplied by

                                          F11+A2  (N/12)      G

                                    ----------------------------------------

                                    1+B        -1


          Where:

          "Amount" is the amount being surrendered, withdrawn, transferred or applied to an Annuity Payment Option less any applicable annual administration fees or transfer processing fees;

          "a" is the Guaranteed Interest Rate currently being credited to the "Amount"; and

          "b" is the Guaranteed Interest Rate that is currently being offered for a Guarantee Period of duration equal to the time remaining to the expiration of the Guarantee Period for the Guarantee Amount from which the "Amount" is taken. Where the time remaining to the expiration of the Guarantee Period is not 1, 3, 5, 7, or 10 years, "b" is the rate found by linear interpolation of the rate for the Guarantee Period having the duration closest to the time remaining or, if the time remaining is less than 1 year, "b" is the rate for a 1 year period; and

          "n" is the number of complete months remaining before the expiration of the Guarantee Period for the Guarantee Amount from which the "Amount" is taken.


     As an example of calculating "b" by linear interpolation, if the time remaining to the expiration of the Guarantee Period is 4.5 years, the interpolated Guaranteed Interest Rate is equal to the sum of one-fourth of the three-year Guaranteed Interest Rate and three-fourths of the five-year Guaranteed Interest Rate. If the three-year Guaranteed Interest Rate is 3.6% and the five-year Guaranteed Interest Rate is 4%, the interpolated Guaranteed Interest Rate equals 3.9%--that is, 3.6% multiplied by 0.25 plus 4% multiplied by 0.75.


     The Market Value Adjustment is computed as in the following examples:


     1. Assume that the Owner selects a 7 year Guarantee Period and that the Company is crediting a 3.75% effective annual interest rate on the amount allocated or transferred to such Guarantee Period. Assume also that 55 months into the 7-year Period (seven months into the fifth year), the Owner withdraws $7,500.



     If at the time of the withdrawal the Company is offering a 3.4% effective annual rate of interest on Guarantee Periods of 3 years and a 3.0% effective annual rate of interest on Guarantee Periods of 1 year, then:



     a = 0.03750



     b = 0.03283 = (0.034 * 17/24) + (0.03 * 7/24) = linear interpolation between the 3 year rate and the 1 year rate


     The MVA factor = F(1.03750)G(29/12)-1 = 0.01096
                     -------------------------------

                     (1.03283)



     MVA = $7,500.00 * 0.01096 = $82.20 Amount received = $7,500 + $82.20 =
$7,582.20


     If at the time of the withdrawal the Company is offering a 5.75% effective annual rate of interest on Guarantee Periods of 3 years and a 6.5% effective annual rate of interest on Guarantee Periods of 1 year, then:


     a = 0.03750



     b = 0.05969 = (0.0575 * 17/24) + (0.065 * 7/24) = linear interpolation between the 3 year rate and the 1 year rate


     The MVA factor = F(1.03750)G(29/12)-1 = -0.04986
                     -------------------------------
                     (1.05969)


     MVA = $7,500.00 * -0.04986 = -$373.95



     Amount received = $7,500 - $373.95 = $7,126.05

                                   APPENDIX B



     Assume that an Owner makes purchase payments on the first day of certain Contract Years as shown in the table below. Assume also that the Owner withdraws $7,500 during the seventh month of Contract Year five and $5,000 at the beginning of Contract Years thirteen and fifteen. Assume that the Annuitant is younger than age 76 for all twenty years. All "beginning of year death benefits" are computed as of the first day of the Contract Year except for the figure for Contract Year 5 which is computed as of the seventh month of that year (i.e., as of the time of the $7,500 withdrawal).


EXPLANATIONS:

     The Death Benefit at the beginning of Contract Years 1 through 4 is determined from the Contract Value at the end of the prior Contract Year plus the purchase payment made at the beginning of the year for which the computation is being made.

     The Death Benefit at the end of month 7 of Contract Year 5 is determined from the prior year's Contract Value plus the purchase payment made at the beginning of that year, minus the $7,500 withdrawn in the seventh month minus a $318.75 surrender charge assessed in connection with the withdrawal.

     The Death Benefit at the beginning of Contract Years 6 through 10 is determined from the Contract Value at the end of the prior Contract Year plus the purchase payment made at the beginning of the Year for which the computation is being made. Since the first day of Contract Year 6 is a minimum death benefit floor computation anniversary, a new death benefit floor amount is set at $8,506.

     The Death Benefit at the beginning of Contract Year 11 is determined solely from the prior Year's Contract Value. Since this is a minimum death benefit floor computation anniversary, a new death benefit floor amount is set at $42,610.

     The Death Benefit at the beginning of Contract Year 12 is determined from the minimum death benefit which is the most recently reset death benefit floor amount of $42,610. This is so because the Contract Value declined and no purchase payments or withdrawals occurred since the prior reset of the death benefit floor amount.

     The Death Benefit at the beginning of Contract Year 13 is determined from the minimum death benefit which is the most recently reset death benefit floor amount of $42,610 adjusted for the $5,000 withdrawal. The $36,762 results from $42,610 being multiplied by $31,432/$36,432.

     The Death Benefit at the beginning of Contract Year 14 is the minimum death benefit which is the most recently reset death benefit floor amount adjusted for the $5,000 withdrawal made since that floor amount was set, or $36,762.

     The Death Benefit at the beginning of Contract Year 15 is the minimum death benefit which is the most recently reset death benefit floor amount of $42,610 adjusted for both $5,000 withdrawals made since that floor amount was set. The $28,372 results from $42,610 being multiplied by $31,432/$36,432, and this result multiplied by $16,908/$21,908.

     The Death Benefit at the beginning of Contract Year 16 is the minimum death benefit which is the most recently reset death benefit floor amount of $42,610 adjusted for both $5,000 withdrawals made since that floor amount was set. The $28,372 results from $42,610 being multiplied by $31,432/$36,432, and this result multiplied by $16,908/$21,908. Even though this is a death benefit floor computation anniversary, the death benefit floor amount is not reset since the Contract Value has not exceeded its previous high of $42,610 occurring in Contract Year 10. No purchase payments or withdrawals were made.

     The Death Benefit at the beginning of Contract Year 17 through 20 is the minimum death benefit which is the most recently reset death benefit floor amount of $42,610 adjusted for both $5,000 withdrawals made since that floor amount was set and adjusted further for the $10,000 purchase payment made on the first day of Contract Year 17.

-------------------------------------------------------------------------------------------------------------
                                                 ACCUMULATED
    BEGINNING OF                                     NET       END OF YEAR                     BEGINNING YEAR
      CONTRACT         PURCHASE                   PURCHASE     ACCUMULATION    END OF YEAR         DEATH
        YEAR           PAYMENTS    WITHDRAWALS    PAYMENTS      UNIT VALUE    CONTRACT VALUE      BENEFIT
-------------------------------------------------------------------------------------------------------------
          1             $ 2,000      $    0        $ 2,000       10.50000        $ 2,100          $ 2,000
-------------------------------------------------------------------------------------------------------------
          2             $ 2,000      $    0        $ 4,000       11.23500        $ 4,387          $ 4,100
-------------------------------------------------------------------------------------------------------------
          3             $ 2,500      $    0        $ 6,500       12.13380        $ 7,438          $ 6,887
-------------------------------------------------------------------------------------------------------------
          4             $ 3,000      $    0        $ 9,500       13.34718        $11.482          $10.438
-------------------------------------------------------------------------------------------------------------
          5             $ 4,000      $7,500        $ 6,000       14.81537        $ 8,506          $ 7,663
-------------------------------------------------------------------------------------------------------------
          6             $ 5,000      $    0        $11,000       16.59321        $15,127          $13,506
-------------------------------------------------------------------------------------------------------------
          7             $ 5,000      $    0        $16,000       18.25254        $22,139          $20,127
-------------------------------------------------------------------------------------------------------------
          8             $ 5,000      $    0        $21,000       19.71274        $29,310          $27,139
-------------------------------------------------------------------------------------------------------------
          9             $ 5,000      $    0        $26,000       20.89550        $36,369          $34,310
-------------------------------------------------------------------------------------------------------------
         10             $ 5,000      $    0        $31,000       21.52237        $42,610          $41,369
-------------------------------------------------------------------------------------------------------------
         11             $     0      $    0        $31,000       20.44625        $40,480          $42,610
-------------------------------------------------------------------------------------------------------------
         12             $     0      $    0        $31,000       18.40162        $36,432          $42,610
-------------------------------------------------------------------------------------------------------------
         13             $     0      $5,000        $26,000       15.64138        $26,717          $36,762
-------------------------------------------------------------------------------------------------------------
         14             $     0      $    0        $26,000       12.82593        $21,908          $36,762
-------------------------------------------------------------------------------------------------------------
         15             $     0      $5,000        $21,000       13.46723        $17,753          $28,372
-------------------------------------------------------------------------------------------------------------
         16             $     0      $    0        $21,000       14.14059        $18,641          $28,372
-------------------------------------------------------------------------------------------------------------
         17             $10,000      $    0        $31,000       14.14059        $28,641          $38,372
-------------------------------------------------------------------------------------------------------------
         18             $     0      $    0        $31,000       13.43356        $27,209          $38,372
-------------------------------------------------------------------------------------------------------------
         19             $     0      $    0        $31,000       13.43356        $27,209          $38,372
-------------------------------------------------------------------------------------------------------------
         20             $     0      $    0        $31,000       13.97090        $28,297          $38,372
-------------------------------------------------------------------------------------------------------------

                      STATEMENT OF ADDITIONAL INFORMATION
              FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY CONTRACT
                                   ISSUED BY
                      VALLEY FORGE LIFE INSURANCE COMPANY
                                      AND
              VALLEY FORGE LIFE INSURANCE COMPANY VARIABLE ANNUITY
                                SEPARATE ACCOUNT


     THIS STATEMENT OF ADDITIONAL INFORMATION, DATED MAY 1, 1998 IS NOT A PROSPECTUS. THIS STATEMENT OF ADDITIONAL INFORMATION SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS DATED MAY 1, 1998 FOR THE VALLEY FORGE LIFE INSURANCE COMPANY FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY CONTRACT WHICH IS REFERRED TO HEREIN.



     THE PROSPECTUS SETS FORTH INFORMATION THAT A PROSPECTIVE INVESTOR SHOULD KNOW BEFORE PURCHASING A CONTRACT. FOR A COPY OF THE PROSPECTUS, SEND A WRITTEN REQUEST TO THE SERVICE CENTER AT P.O. BOX 305139, NASHVILLE, TENNESSEE 37230-5139 OR BY TELEPHONE 1-800-262-1755.

                               TABLE OF CONTENTS


PERFORMANCE INFORMATION.....................................    1
  Money Market Subaccount Yields............................    1
  Other Subaccount Yields...................................    2
  Average Annual Total Returns..............................    2
  Other Total Returns.......................................    3
  Effect of the Annual Administration Fee on Performance
     Data...................................................    4
VARIABLE ANNUITY PAYMENTS...................................    4
  Annuity Unit Value........................................    4
  Illustration of Calculation of Annuity Unit Value.........    4
  Illustration of Variable Annuity Payments.................    5
VALUATION DAYS..............................................    5
OTHER INFORMATION...........................................    5
FINANCIAL STATEMENTS........................................    5

                            PERFORMANCE INFORMATION

     From time to time, the Company may disclose yields, total returns, and other performance data pertaining to the Contracts for a Subaccount. Such performance data will be computed, or accompanied by performance data computed, in accordance with the standards defined by the SEC.

     Because of the charges and deductions imposed under a Contract, the yield for the Subaccounts will be lower than the yield for their respective Funds. The calculation of yields, total returns and other performance data do not reflect the effect of any premium tax that may be applicable to a particular Contract. Premium taxes currently range generally from 0% to 3.5% of the annuity considerations (purchase payments) based on the jurisdiction is which the Contract is sold.

MONEY MARKET SUBACCOUNT YIELDS

     From time to time, sales literature or advertisements may quote the current annualized yield of the Money Market Subaccount for a seven-day period in a manner that does not take into consideration any realized or unrealized gains or losses on shares of the Money Market Fund or on that Fund's portfolio securities.

     This current annualized yield is computed by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation) at the end of the seven-day period in the value of a hypothetical account under a Contract having a balance of one unit of the Money Market Subaccount at the beginning of the period, dividing such net change in account value by the value of the hypothetical account at the beginning of the period to determine the base period return, and annualizing this quotient on a 365-day basis. The net change in account value reflects: 1) net income from the Subaccount attributable to the hypothetical account; and 2) charges and deductions imposed under the Contract that are attributable to the hypothetical account. The charges and deductions include the per unit charges for the hypothetical account for: 1) the annual administration fee; 2) the mortality and expense risk charge; and 3) the asset-based administration charge. For purposes of calculating current yields for a Contract, an average per unit annual administration fee is used based on the $30 annual administration fee deducted for the prior Contract Year of the Contract Anniversary. Current Yield is calculated according to the following formula:

     Current Yield = ((NCS - ES)/UV) X (365/7)

     Where:

     NCS = the net change in the value of the Money Market Subaccount
           (exclusive of realized gains or losses on the sale of securities and unrealized appreciation and depreciation) for the seven-day period attributable to a hypothetical account having a balance of 1 Subaccount unit.

     ES  = Per unit expenses attributable to the hypothetical account for the seven-day period.
     UV  = The unit value for the first day of the seven-day period.

     Effective Yield = (1 + (NCS - ES)/UV) 365/7 - 1

     Where:

     NCS = the net change in the value of the Money Market Subaccount
           (exclusive of realized gains or losses on the sale of securities and unrealized appreciation and depreciation) for the seven-day period attributable to a hypothetical account having a balance of 1 Subaccount unit.

     ES = per unit expenses attributable to the hypothetical account for the seven-day period.
     UV =  the unit value for the first day of the seven-day period.

Because of the charges and deductions imposed under the Contract, the yield for the Money Market Subaccount is lower than the yield for the Money Market Fund.

     The current and effective yields on amounts held in the Money Market Subaccount normally fluctuate on a daily basis. THEREFORE, THE DISCLOSED YIELD FOR ANY GIVEN PAST PERIOD IS NOT AN INDICATION OR REPRESENTATION OF FUTURE YIELDS OR RATES OF RETURN. The Money Market Subaccount's actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the Money Market Fund, the types and quality of portfolio securities held by the Fund and the Fund's operating expenses. Yields on amounts held in the Money Market Subaccount may also be presented for periods other than a seven-day period.

     Yield calculations do not take into account the surrender charge under the Contract equal to 4% to 7% of certain purchase payments during the five full years between the date of receipt of the purchase payment and the date of surrender or withdrawal.

OTHER SUBACCOUNT YIELDS

     From time to time, sales literature or advertisements may quote the current annualized yield of one or more of the Subaccounts (except the Money Market Subaccount) for a Contract for 30-day or one-month periods. The annualized yield of a Subaccount refers to income generated by the Subaccount during a 30-day or one-month period and is assumed to be generated each period over a 12-month period.

     The yield is computed by 1) dividing the net investment income of the Fund attributable to the Subaccount units less Subaccount expenses for the period; by
2) the maximum offering price per unit on the last day of the period times the daily average number of units outstanding for the period; by 3) compounding that yield for a six-month period; and by 4) multiplying that result by 2. Expenses attributable to the Subaccount include the annual administration fee, the asset-based administration charge and the mortality and expense risk charge. The yield calculation assumes an annual administration fee of $30 per year per Contract deducted for the prior Contract Year as of the Contract Anniversary. For purposes of calculating the 30-day or one-month yield, an average administration fee based on the average Variable Account Value is used to determine the amount of the charge attributable to the Subaccount for the 30-day or one-month period. The 30-day or one-month yield is calculated according to the following formula:

     Yield = 2 X (((NI - ES)/(U X UV) + 1) 6 - 1)

     Where:

     NI = net income of the Fund for the 30-day or one-month period attributable to the Subaccount's units.
     ES = expenses of the Subaccount for the 30-day or one-month period.
     U  = the average number of units outstanding.
     UV = the unit value at the close (highest) of the last day in the 30-day or one-month period.

Because of the charges and deductions imposed under the Contracts, the yield for the Subaccount is lower than the yield for the corresponding Fund.

     The yield on the amounts held in the Subaccounts normally fluctuates over time. THEREFORE, THE DISCLOSED YIELD FOR ANY GIVEN PAST PERIOD IS NOT AN INDICATION OR REPRESENTATION OF FUTURE YIELDS OR RATES OF RETURN. A subaccount's actual yield is affected by the types and quality of the securities held by the corresponding Fund and that Fund's operating expenses.

     Yield calculations do not take into account the surrender charge under the Contract equal to 4% to 7% of certain purchase payments during the five full years between the date of receipt of the purchase payment and the date of surrender or withdrawal.

AVERAGE ANNUAL TOTAL RETURNS

     From time to time, sales literature or advertisements may quote standard average annual total returns for one or more of the Subaccounts for Various periods of time.

     When a Subaccount or Fund has been in operation for 1, 5, and 10 years, respectively, the standard average annual total return for these periods will be provided. Average annual total returns for other periods of time may, from time to time, also be disclosed.

     Standard average annual total returns represent the average annual compounded rates of return that would equate an initial investment of $1,000 under a Contract to the redemption value of that investment as of the last day of each of the periods. The ending date for each period for which total return quotations are provided will be for the most recent calendar quarter-end practicable, considering the type of the communication and the media through which it is communicated.

     Standard average annual total returns are calculated using Subaccount unit values which the Company calculates on each Valuation Day based on the performance of the Subaccount's underlying Fund, the deductions for the mortality and expense risk charge, and the deductions for the asset-based administration charge and the annual administration fee. The calculation assumes that the annual administration fee is $30 per year per Contract deducted for the prior Contract Year as of the Contract Anniversary. For purposes of calculating standard average annual total return, an average per-dollar per-day annual administration fee attributable to the hypothetical account for the period is used. The calculation also assumes surrender of the Contract at the end of the period for the return quotation. Standard average annual total returns will therefore reflect a deduction of the surrender charge for any period less than six years. The standard average annual total return is calculated according to the following formula:

   TR   =  ((ERV/P 1/N) - 1

   Where:

   TR   =  the average annual total return net of Subaccount recurring charges.
   ERV  =  the ending redeemable value (net of any applicable surrender charge) of the hypothetical account at the end of the period.
   P    =  a hypothetical initial payment of $1,000.
   N    =  the number of years in the period.

From time to time, sales literature or advertisements any quote standard average annual total returns for periods prior to the date the Variable Account commenced operations. Such performance information for the Subaccounts is calculated based on the performance of the various Funds and the assumption that the Subaccounts were in existence for the same periods as those indicated for the Funds, with the level of Contract charges that were in effect at the inception of the Subaccounts.

     Fund total return information used to calculate the standard average annual total returns of the Subaccounts for periods prior to the inception of the Subaccounts has been provided by the Funds. The Funds are not affiliated with the Company. While the Company has no reason to doubt the accuracy of these figures provided by the Funds, the Company has not independently verified the accuracy of these figures.

OTHER TOTAL RETURNS

     From time to time, sales literature or advertisements may also quote average annual total returns that do not reflect the surrender charge. These are calculated in exactly the same way as standard average annual total returns described above, except that the ending redeemable value of the hypothetical account for the period is replaced with an ending value for the period that does not take into account any charges on amounts surrendered or withdrawn.

     The company may disclose cumulative total returns in conjunction with the standard formats described above. The cumulative total returns will be calculated using the following formula:

     CTR = (ERV/P) - 1

     Where:

     CTR = The cumulative total return net of Subaccount recurring charges for the period.
     ERV = The ending redeemable value of the hypothetical investment at the end of the period.
     P   = A hypothetical single payment of $1,000.

EFFECT OF THE ANNUAL ADMINISTRATION FEE ON PERFORMANCE DATA

     The Contract provides for a $30 annual administration fee to be deducted annually for each prior Contract Year as of the Contract Anniversary, from the Subaccount Values and Guarantee Amounts based on the proportion that each bears to the Contract Value. For purposes of reflecting the change in yield and total return quotations, the charge is converted into a per-dollar per-day charge based on the average Subaccount Value and Guarantee Amount of all Contracts on the last day of the period for which quotations are provided. The per-dollar per-day average charge will then be adjusted to reflect the basis upon which the particular quotation is calculated.

                           VARIABLE ANNUITY PAYMENTS

ANNUITY UNIT VALUE

     The value of an Annuity Unit is calculated at the same time that the value of an Accumulation Unit is calculated and is based on the same values for Fund shares and other assets and liabilities. (See "Annuity Payments" in the Prospectus.) The Annuity Unit Value for each Subaccount's first Valuation Period was set at $10. The Annuity Unit Value for a Subaccount for each subsequent Valuation Period is equal to (a) multiplied by (b) divided by (c) where:

     (a) is the Net Investment Factor for the Valuation Period for which the Annuity Unit Value is being calculated;

     (b) is the Annuity Unit Value for the preceding Valuation Period; and

     (c) is a daily Benchmark Rate of Return factor (for the 3% benchmark rate of return) adjusted for the number of days in the Valuation Period.

     The Benchmark Rate of Return factor is equal to one plus 3%, or 1.03. The annual factor can be translated into a daily factor of 1.00008098.

     The following illustrations show, by use of hypothetical examples, the method of determining the Annuity Unit Value and the amount of several Variable Annuity Payments based on one Subaccount.

               ILLUSTRATION OF CALCULATION OF ANNUITY UNIT VALUE

 1.  Annuity Unit Value for immediately preceding Valuation
     Period......................................................  10.00000000
 2.  Net Investment factor.......................................   1.00036164
 3.  Daily factor to compensate for Benchmark Rate of Return of
     3%..........................................................   1.00008099
 4.  Adjusted Net Investment Factor (2)/(3)......................   1.00028063
 5.  Annuity Unit Value for current Valuation Period (4)X(1).....  10.00280630

                   ILLUSTRATION OF VARIABLE ANNUITY PAYMENTS
                    (ASSUMING NO PREMIUM TAX IS APPLICABLE)

 1.  Number of Accumulation Units at Annuity Date................     1,000.00
 2.  Accumulation Unit Value.....................................  12.55548000
 3.  Adjusted Contract Value (1)X(2).............................  $ 12,555.48
 4.  First monthly Annuity Payment per $1,000 of adjusted
     Contract Value..............................................         9.63
 5.  First monthly Annuity Payment (3)X(4)/1,000.................  $    120.91
 6.  Annuity Unit Value..........................................  10.00280630
 7.  Number of Annuity Units (5)/(6).............................  12.08760785
 8.  Assume Annuity Unit value for second month equal to.........  10.04000000
 9.  Second Monthly Annuity Payment (7)X(8)......................  $    121.36
10.  Assume Annuity Unit Value for third month equal to..........  10.05000000
11.  Third Monthly Annuity Payment (7)X(10)......................  $    121.48

                                 VALUATION DAYS

     As defined in the prospectus, for each Subaccount a Valuation Day is each day on which the New York Stock Exchange is open for business, except for certain holidays listed in the prospectus and days that a Subaccount's corresponding Fund does not value its shares.

                               OTHER INFORMATION

     A registration statement has been filed with the SEC under the Securities Act of 1933, as amended, with respect to the Contracts discussed in this Statement of Additional Information. Not all the information set forth in the registration statement, amendments and exhibits thereto has been included in this Statement of Additional Information. Statements contained in this Statement of Additional Information concerning the content of the Contracts and other legal instruments are summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the SEC.


                              FINANCIAL STATEMENTS



     Financial statements of the Company are presented in the prospectus. The following financial statements are of the Valley Forge Life Insurance Company Variable Annuity Separate Account.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

--------------------------------------------------------------------------------

Dear Contractholder:

--------------------------------------------------------------------------------


     Thank you for including the CNA Capital Select family of products in your portfolio of long-range financial planning vehicles. Enclosed is the Annual Report for the CNA Capital Select Variable Annuity, which is issued by Valley Forge Life Insurance Company, one of the CNA insurance companies. This report summarizes investments (from inception through December 31, 1997) under each of the 18 variable fund subaccounts available through the CNA Capital Select Variable Annuity.* The subaccounts are offered by six widely recognized fund managers:



     - Federated Advisors



     - Fidelity Management & Research Company



     - Fred Alger Management, Inc.



     - Massachusetts Financial Services Company (MFS)



     - Societe Generale Asset Management Corporation (SoGen)



     - Van Eck Associates Corporation



     The full list of subaccounts is found in the Notes to Financial Statements,
Note 1. Organization, included within this report.



     This year we will be adding (at no additional cost to contractholders) enhancements that make our variable annuity an even more attractive product. These will include an improved Guaranteed Minimum Death Benefit, a Dollar Cost Averaging interest bonus and a more flexible free partial withdrawal schedule.** And you still get the full complement of benefits that have helped distinguish our annuity from the beginning:



     - Tax deferral allows all of your money to work for you (instead of just an after-tax portion);



     - Free transfer (up to a total of 12 per year) are available among subaccounts and fixed accounts (four of the 12 free transfers can apply to fixed accounts);



     - Product flexibility that allows you to change the amount and frequency of premium payments according to your changing needs -- plus there's a low minimum of just $100 for subsequent contributions;



     - Features like Automatic Subaccount Rebalancing and Dollar Cost Averaging allow you to maintain the kind of fund mix you prefer.



     If you need more information, please refer to your prospectus. If you can't find it or need additional copy, your agent will be happy to order one for you. If you have other needs, as well as questions or suggestions, call your agent -- or let us hear from you directly. We'll do everything we can to help, because we want our ongoing relationship to be as positive for you as it is for us. Again, thank you for purchasing a CNA Capital Select Variable Annuity, one of the many quality products available through the CNA family of products.



Sincerely,


ALAN S. LURTY

Alan S. Lurty, FLMI


Senior Vice President and


Chief Operating Officer, Annuities



 * Although guaranteed-interest options are available in connection with the CNA Capital Select Variable Annuity financial reports regarding these fixed-interest funds are not included in this report.



** It's important to remember that any withdrawals prior to age 59 1/2 can result in government-imposed taxes and tax penalties.

                      STATEMENT OF ASSETS AND LIABILITIES
                      VALLEY FORGE LIFE INSURANCE COMPANY
                       VARIABLE ANNUITY SEPARATE ACCOUNT
================================================================================

                                             FEDERATED    FEDERATED    FEDERATED     FIDELITY   FIDELITY
                                            PRIME MONEY    UTILITY    HIGH INCOME    EQUITY-     ASSET     FIDELITY     FIDELITY
             DECEMBER 31, 1997                FUND II      FUND II    BOND FUND II    INCOME    MANAGER    INDEX 500   CONTRAFUND
---------------------------------------------------------------------------------------------------------------------------------
ASSETS:
   Investments, at market value:
      Federated Insurance Series             $861,084      $50,683      $190,479
      Variable Insurance Products Fund                                               $495,969
      Variable Insurance Products Fund II                                                       $267,366   $562,885     $329,066
      The Alger American Fund
      MFS Variable Insurance Trust
      SoGen Variable Funds, Inc.
      Van Eck Worldwide Insurance Trust
                                             --------      -------      --------     --------   --------   --------     --------
         TOTAL INVESTMENTS                    861,084       50,683       190,479      495,969    267,366    562,885      329,066
                                             --------      -------      --------     --------   --------   --------     --------
           TOTAL ASSETS                       861,084       50,683       190,479      495,969    267,366    562,885      329,066
                                             --------      -------      --------     --------   --------   --------     --------
LIABILITIES                                     -            -            -             -          -          -            -
---------------------------------------------------------------------------------------------------------------------------------
PARTICIPANTS' EQUITY--NET ASSETS             $861,084      $50,683      $190,479     $495,969   $267,366   $562,885     $329,066
=================================================================================================================================

                 See accompanying Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES


                      VALLEY FORGE LIFE INSURANCE COMPANY


                       VARIABLE ANNUITY SEPARATE ACCOUNT

================================================================================

                                                         MFS                             SOGEN      VAN ECK     VAN ECK
 ALGER                 ALGER      MFS                  GROWTH       MFS        MFS      OVERSEAS   WORLDWIDE   WORLDWIDE
 SMALL      ALGER     MID-CAP   EMERGING     MFS        WITH      LIMITED     TOTAL     VARIABLE     HARD      EMERGING
  CAP       GROWTH    GROWTH     GROWTH    RESEARCH    INCOME     MATURITY    RETURN      FUND      ASSETS      MARKETS
------------------------------------------------------------------------------------------------------------------------
$195,731   $249,383   $42,427
                                $141,648   $156,415   $219,017    $81,706    $259,844
                                                                                        $752,892
                                                                                                    $9,037      $16,890
--------   --------   -------   --------   --------   --------    -------    --------   --------    ------      -------
 195,731    249,383   42,427     141,648    156,415    219,017     81,706     259,844    752,892     9,037       16,890
--------   --------   -------   --------   --------   --------    -------    --------   --------    ------      -------
 195,731    249,383   42,427     141,648    156,415    219,017     81,706     259,844    752,892     9,037       16,890
--------   --------   -------   --------   --------   --------    -------    --------   --------    ------      -------
   -          -         -          -          -          -           -          -          -          -           -
--------   --------   -------   --------   --------   --------    -------    --------   --------    ------      -------
$195,731   $249,383   $42,427   $141,648   $156,415   $219,017    $81,706    $259,844   $752,892    $9,037      $16,890
========================================================================================================================




  TOTAL
----------
$1,102,246
   495,969
 1,159,317
   487,541
   858,630
   752,892
    25,927
----------
 4,882,522
----------
 4,882,522
----------
    -
----------
$4,882,522



                 See accompanying Notes to Financial Statements

                            STATEMENT OF OPERATIONS
                      VALLEY FORGE LIFE INSURANCE COMPANY
                       VARIABLE ANNUITY SEPARATE ACCOUNT
================================================================================

                                   FEDERATED    FEDERATED   FEDERATED HIGH                   FIDELITY
FOR THE PERIOD FROM INCEPTION TO  PRIME MONEY    UTILITY     INCOME BOND       FIDELITY       ASSET     FIDELITY     FIDELITY
DECEMBER 31, 1997                   FUND II      FUND II       FUND II       EQUITY-INCOME   MANAGER    INDEX 500   CONTRAFUND
------------------------------------------------------------------------------------------------------------------------------

                                    MAR. 4,     MAR. 17,        MAY 1,         FEB. 21,      FEB. 21,   MAR. 17,     FEB. 21,
INCEPTION DATE                       1997         1997           1997            1997          1997       1997         1997
------------------------------------------------------------------------------------------------------------------------------
Investment income:
   Dividend income                  $21,053      $   82         $1,192          $-           $  -        $ -          $-
                                    -------      ------         ------          -------      -------     -------      ------
                                     21,053          82          1,192           -              -          -           -
                                    -------      ------         ------          -------      -------     -------      ------
Expenses:
   Mortality and expense risk
     and administration charges       5,938         150            647            1,842        1,397       1,805         917
                                    -------      ------         ------          -------      -------     -------      ------
                                      5,938         150            647            1,842        1,397       1,805         917
                                    -------      ------         ------          -------      -------     -------      ------
      NET INVESTMENT INCOME
         (LOSS)                      15,115         (68)           545           (1,842)      (1,397)     (1,805)       (917)
                                    -------      ------         ------          -------      -------     -------      ------
Investment gains (losses):
   Net realized gains (losses)        -              85          1,461           18,226       11,160       9,302       3,732
   Net unrealized gains (losses)      -           4,190          3,915            6,272        1,593      19,813       4,074
                                    -------      ------         ------          -------      -------     -------      ------
      NET REALIZED AND
         UNREALIZED INVESTMENT
         GAINS (LOSSES)               -           4,275          5,376           24,498       12,753      29,115       7,806
------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN
  PARTICIPANTS' EQUITY RESULTING
  FROM OPERATIONS                   $15,115      $4,207         $5,921          $22,656      $11,356     $27,310      $6,889
==============================================================================================================================

                 See accompanying Notes to Financial Statements

                            STATEMENT OF OPERATIONS


                      VALLEY FORGE LIFE INSURANCE COMPANY


                       VARIABLE ANNUITY SEPARATE ACCOUNT

================================================================================

                                                        MFS                             SOGEN      VAN ECK     VAN ECK
 ALGER                 ALGER      MFS                  GROWTH      MFS        MFS      OVERSEAS   WORLDWIDE   WORLDWIDE
 SMALL      ALGER     MID-CAP   EMERGING     MFS        WITH     LIMITED     TOTAL     VARIABLE     HARD      EMERGING
  CAP       GROWTH    GROWTH     GROWTH    RESEARCH    INCOME    MATURITY    RETURN      FUND      ASSETS      MARKETS     TOTAL
---------------------------------------------------------------------------------------------------------------------------------

APR. 3,    JUN. 17,   FEB. 21,  FEB. 21,   FEB. 21,   MAR. 13,    MAY 1,    FEB. 21,   FEB. 3,     APR. 3,    APR. 11,
  1997       1997      1997       1997       1997       1997       1997       1997       1997       1997        1997
---------------------------------------------------------------------------------------------------------------------------------
      51
$          $  -       $    89    $ -        $ -       $ 5,132    $ 3,140    $  -       $  -         $-         $ -        $30,739
--------   -------    -------    ------     ------    -------    -------    -------    --------     -----      -------    -------
      51      -            89      -          -         5,132      3,140       -          -          -           -         30,739
--------   -------    -------    ------     ------    -------    -------    -------    --------     -----      -------    -------
     661       621        199       692        969        792        470      1,259       8,364        20           94     26,837
--------   -------    -------    ------     ------    -------    -------    -------    --------     -----      -------    -------
     661       621        199       692        969        792        470      1,259       8,364        20           94     26,837
--------   -------    -------    ------     ------    -------    -------    -------    --------     -----      -------    -------
    (610)     (621)      (110)     (692)      (969)     4,340      2,670     (1,259)     (8,364)      (20)         (94)     3,902
--------   -------    -------    ------     ------    -------    -------    -------    --------     -----      -------    -------
   5,548       732      1,490       122      3,145      2,986      1,202      5,264       7,592        11         (404)    71,654
 (13,637)   (8,997)    (1,453)    3,958      5,519      5,310     (1,986)    11,648     (34,846)     (189)      (4,665)       519
--------   -------    -------    ------     ------    -------    -------    -------    --------     -----      -------    -------
        )
  (8,089    (8,265)        37     4,080      8,664      8,296       (784)    16,912     (27,254)     (178)      (5,069)    72,173
---------------------------------------------------------------------------------------------------------------------------------
 $(8,699)  $(8,886)   $   (73)   $3,388     $7,695    $12,636    $ 1,886    $15,653    $(35,618)    $(198)     $(5,163)   $76,075
=================================================================================================================================


                 See accompanying Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS
                      VALLEY FORGE LIFE INSURANCE COMPANY
                       VARIABLE ANNUITY SEPARATE ACCOUNT
================================================================================

                                           FEDERATED    FEDERATED    FEDERATED     FIDELITY    FIDELITY
    FOR THE PERIOD FROM INCEPTION TO      PRIME MONEY    UTILITY    HIGH INCOME     EQUITY-      ASSET     FIDELITY     FIDELITY
           DECEMBER 31, 1997                FUND II      FUND II    BOND FUND II    INCOME      MANAGER    INDEX 500   CONTRAFUND
---------------------------------------------------------------------------------------------------------------------------------

                                            MAR. 4,     MAR. 17,       MAY 1,      FEB. 21,    FEB. 21,    MAR. 17,     FEB. 21,
             INCEPTION DATE                  1997         1997          1997         1997        1997        1997         1997
---------------------------------------------------------------------------------------------------------------------------------
From operations:
  Net investment income (loss)            $   15,115    $    (68)    $     545     $  (1,842)  $  (1,397)  $ (1,805)   $    (917)
  Net realized gains (losses)                 -               85         1,461        18,226      11,160      9,302        3,732
  Net unrealized gains (losses)               -            4,190         3,915         6,272       1,593     19,813        4,074
                                          -----------   --------     ---------     ---------   ---------   --------    ---------
    Change in net assets resulting from
      operations                              15,115       4,207         5,921        22,656      11,356     27,310        6,889
From capital transactions:
  Net premiums                             3,534,379      22,534       116,421       427,889     186,728    444,865      146,548
  Withdrawals                                 (6,610)      -              (507)         (701)        (12)      (704)       -
  Transfers among sub-accounts and with
    the Guaranteed Interest Option
    Separate Account -- net               (2,681,800)     23,942        68,644        46,125      69,294     91,414      175,629
                                          -----------   --------     ---------     ---------   ---------   --------    ---------
  Change in net assets resulting from
    capital transactions                     845,969      46,476       184,558       473,313     256,010    535,575      322,177
Increase in net assets during period         861,084      50,683       190,479       495,969     267,366    562,885      329,066
Net assets at beginning of period             -            -            -              -           -          -            -
---------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT END OF PERIOD               $  861,084    $ 50,683     $ 190,479     $ 495,969   $ 267,366   $562,885    $ 329,066
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER UNIT AT END OF
  PERIOD                                  $     1.00    $  14.29     $   10.95     $   24.28   $   18.01   $ 114.39    $   19.94
=================================================================================================================================
UNITS OUTSTANDING AT END OF PERIOD         861,083.8     3,546.7      17,395.3      20,427.1    14,845.4    4,920.8     16,502.8
=================================================================================================================================

                 See accompanying Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS


                      VALLEY FORGE LIFE INSURANCE COMPANY


                       VARIABLE ANNUITY SEPARATE ACCOUNT

================================================================================

                                                           MFS                                SOGEN       VAN ECK     VAN ECK
 ALGER                 ALGER       MFS                   GROWTH        MFS         MFS       OVERSEAS    WORLDWIDE   WORLDWIDE
 SMALL      ALGER     MID-CAP   EMERGING       MFS        WITH       LIMITED      TOTAL      VARIABLE      HARD      EMERGING
  CAP       GROWTH    GROWTH     GROWTH     RESEARCH     INCOME     MATURITY     RETURN        FUND       ASSETS      MARKETS
------------------------------------------------------------------------------------------------------------------------------


APR. 3,    JUN. 17,  FEB. 21,   FEB. 21,    FEB. 21,    MAR. 13,     MAY 1,     FEB. 21,     FEB. 3,      APR. 3,    APR. 11,
  1997       1997      1997       1997        1997        1997        1997        1997         1997        1997        1997
------------------------------------------------------------------------------------------------------------------------------
$   (610)  $   (621)  $ (110)   $    (692)  $    (969)  $   4,340   $   2,670   $  (1,259)  $   (8,364)   $  (20)     $   (94)
   5,548        732    1,490          122       3,145       2,986       1,202       5,264        7,592        11         (404)
 (13,637)    (8,997)  (1,453)       3,958       5,519       5,310      (1,986)     11,648      (34,846)     (189)      (4,665)
--------   --------   -------   ---------   ---------   ---------   ---------   ---------   ----------    ------      -------
  (8,699)    (8,886)     (73)       3,388       7,695      12,636       1,886      15,653      (35,618)     (198)      (5,163)
 186,908    203,646   38,097       99,654     121,533     124,921      75,938     186,723      819,873     4,326       19,999
   -          -         -           -           -           -            (960)       (786)        (959)     -           -
  17,522     54,623    4,403       38,606      27,187      81,460       4,842      58,254      (30,404)    4,909        2,054
--------   --------   -------   ---------   ---------   ---------   ---------   ---------   ----------    ------      -------
 204,430    258,269   42,500      138,260     148,720     206,381      79,820     244,191      788,510     9,235       22,053
 195,731    249,383   42,427      141,648     156,415     219,017      81,706     259,844      752,892     9,037       16,890
   -          -         -           -           -           -           -           -           -           -           -
------------------------------------------------------------------------------------------------------------------------------
$195,731   $249,383   $42,427   $ 141,648   $ 156,415   $ 219,017   $  81,706   $ 259,844   $  752,892    $9,037      $16,890
------------------------------------------------------------------------------------------------------------------------------
$  43.75   $  42.76   $24.18    $   16.14   $   15.79   $   16.44   $   10.01   $   16.63   $     9.77    $15.72      $ 11.00
==============================================================================================================================
 4,473.8    5,832.2   1,754.7     8,776.2     9,906.0    13,322.2     8,162.4    15,625.0     77,061.7     574.9      1,535.5
==============================================================================================================================


  TOTAL
----------
$    3,902
    71,654
       519
----------
    76,075
 6,760,982
   (11,239)
(1,943,296)
----------
 4,806,447
 4,882,522
    -
----------

$4,882,522
----------






                 See accompanying Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS
                      VALLEY FORGE LIFE INSURANCE COMPANY
                       VARIABLE ANNUITY SEPARATE ACCOUNT
                   PERIOD FROM INCEPTION TO DECEMBER 31, 1997
================================================================================

                              NOTE 1. ORGANIZATION
--------------------------------------------------------------------------------

     Valley Forge Life Insurance Company Variable Annuity Separate Account ("Variable Account"), a unit investment trust registered with the Securities and Exchange Commission under the Investment Company Act of 1940, is a separate account of Valley Forge Life Insurance Company ("VFL"). The Variable Account began operations on February 3, 1997. The assets of the Variable Account are segregated from VFL's general account and its other separate accounts. VFL is a wholly-owned subsidiary of Continental Assurance Company ("Assurance"). Assurance is a wholly-owned subsidiary of Continental Casualty Company ("Casualty"), which is wholly-owned by CNA Financial Corporation ("CNA"). Loews Corporation owns approximately 84% of the outstanding common stock of CNA.

     The Variable Account currently offers 18 sub-accounts each of which invests in shares of a corresponding fund (i.e., investment portfolios), wherein the contractholders bear all of the investment risk. Each fund is either an open-end diversified management investment company or a separate investment portfolio of such a company and is managed by a registered investment advisor. The sub-accounts are as follows:

     FEDERATED INSURANCE SERIES:

      Federated Prime Money
        Fund II
       Federated Utility Fund II
       Federated High Income
         Bond Fund II

    FIDELITY VARIABLE INSURANCE
     PRODUCTS FUND (VIP):

      Fidelity VIP Equity-
         Income Portfolio

    FIDELITY VARIABLE INSURANCE
     PRODUCTS FUND II (VIP II):

      Fidelity VIP II Asset
        Manager Portfolio
       Fidelity VIP II Index 500
         Portfolio
       Fidelity VIP II Contrafund
        Portfolio

     ALGER AMERICAN FUND:

      Alger American Small
        Capitalization Portfolio
       Alger American Growth
         Portfolio
       Alger American Mid-Cap
         Growth Portfolio

     MFS VARIABLE INSURANCE TRUST:

      MFS Emerging Growth
        Series
       MFS Research Series
       MFS Growth With Income
         Series
       MFS Limited Maturity
         Series
       MFS Total Return Series

     SOGEN VARIABLE FUNDS, INC.:

      SoGen Overseas Variable Fund

    VAN ECK WORLDWIDE INSURANCE
     TRUST:

      Van Eck Worldwide Hard
        Assets Fund
       Van Eck Worldwide
         Emerging Markets Fund

     The Guaranteed Interest Option Separate Account ("GIO Account") is also a separate account of VFL, that supports the values and benefits under the Guaranteed Interest Option. Through the Guaranteed Interest Option, VFL offers specified effective annual rates of interest that are credited daily and available for specified periods of time. Contractholders choosing the Guaranteed Interest Option do not participate in the investment performance of the GIO Account and this performance does not determine the Guaranteed Interest Option value or benefits relating thereto. The assets of the GIO Account are held separately from other VFL assets and from the General Account of VFL. The GIO Account, however, unlike the Variable Account, is not registered as an investment company under the 1940 Act. As a result, the accompanying financial statements do not reflect amounts invested in the GIO Account.

                         NOTES TO FINANCIAL STATEMENTS
                      VALLEY FORGE LIFE INSURANCE COMPANY
                       VARIABLE ANNUITY SEPARATE ACCOUNT
                   PERIOD FROM INCEPTION TO DECEMBER 31, 1997
================================================================================

               NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------

     VALUATION OF INVESTMENTS -- Investments in the Variable Account consist of shares in the portfolios of the funds and are stated at fair value based on quoted market prices.

     RECOGNITION OF INVESTMENT INCOME -- Investment income consists of dividends declared by the portfolio managers of the funds which are recognized on the date of record.

     REALIZED GAINS AND LOSSES -- Realized investment gains and losses in the Variable Account represent the difference between the proceeds from sales of shares by the Variable Account and the cost of such shares, which are determined using the average cost method.

     CONTRACTHOLDER VARIABLE ACCOUNT ACTIVITY -- Variable Account activity is reflected in individual contractholder accounts on a daily basis.

     FEDERAL INCOME TAXES -- Net investment income and realized gains and losses on investments of the Variable Account are taxable to contractholders generally upon distribution. Accordingly, no provision for income taxes has been recorded.

     USE OF ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                         NOTES TO FINANCIAL STATEMENTS
                      VALLEY FORGE LIFE INSURANCE COMPANY
                       VARIABLE ANNUITY SEPARATE ACCOUNT
                   PERIOD FROM INCEPTION TO DECEMBER 31, 1997
================================================================================

                              NOTE 3. INVESTMENTS
--------------------------------------------------------------------------------

     At December 31, 1997, the investments of the respective subaccounts of the Variable Annuity Separate Account are as follows:
--------------------------------------------------------------------------------

                                                                                     MARKET
                                                               SHARES      COST      VALUE
--------------------------------------------------------------------------------------------
INSURANCE SERIES:
  Federated Prime Money Fund II                                861,084   $861,084   $861,084
  Federated Utility Fund II                                      3,547     46,493     50,683
  Federated High Income Bond Fund II                            17,395    186,564    190,479
VARIABLE INSURANCE PRODUCTS FUND:
  Equity-Income                                                 20,427    489,697    495,969
VARIABLE INSURANCE PRODUCTS FUND II:
  Asset Manager                                                 14,845    265,773    267,366
  Index 500                                                      4,921    543,072    562,885
  Contrafund                                                    16,503    324,992    329,066
THE ALGER AMERICAN FUND:
  Small Capitalization                                           4,474    209,368    195,731
  Growth                                                         5,832    258,380    249,383
  MidCap Growth                                                  1,755     43,880     42,427
MFS VARIABLE INSURANCE TRUST:
  Emerging Growth                                                8,776    137,690    141,648
  Research                                                       9,906    150,896    156,415
  Growth With Income                                            13,322    213,707    219,017
  Limited Maturity                                               8,162     83,692     81,706
  Total Return                                                  15,625    248,196    259,844
SOGEN VARIABLE FUNDS, INC.:
  Overseas                                                      77,062    787,738    752,892
VAN ECK WORLDWIDE INSURANCE TRUST:
  Hard Assets                                                      575      9,226      9,037
  Emerging Markets                                               1,536     21,555     16,890

                         NOTES TO FINANCIAL STATEMENTS
                      VALLEY FORGE LIFE INSURANCE COMPANY
                       VARIABLE ANNUITY SEPARATE ACCOUNT
                   PERIOD FROM INCEPTION TO DECEMBER 31, 1997
================================================================================

--------------------------------------------------------------------------------

                        NOTE 4. INVESTMENT TRANSACTIONS
--------------------------------------------------------------------------------

     The aggregate cost of purchases and proceeds from sales of Insurance Series, VIP Fund, VIP Fund II, Alger American Fund, MFS Variable Insurance Trust, SoGen Variable Funds, Inc. and Van Eck Worldwide Insurance Trust shares from the date of inception to December 31, 1997, were as follows:
--------------------------------------------------------------------------------

                                                              PURCHASES      SALES
-------------------------------------------------------------------------------------
INSURANCE SERIES:
  Federated Prime Money Fund II                               $3,550,031   $2,710,000
  Federated Utility Fund II                                      131,884       85,557
  Federated High Income Bond Fund II                             226,400       42,489
VARIABLE INSURANCE PRODUCTS FUND:
  Equity-Income                                                  675,097      203,626
VARIABLE INSURANCE PRODUCTS FUND II:
  Asset Manager                                                  429,770      175,157
  Index 500                                                      646,677      112,906
  Contrafund                                                     366,624       45,364
THE ALGER AMERICAN FUND:
  Small Capitalization                                           327,651      123,882
  Growth                                                         391,931      134,284
  MidCap Growth                                                   55,923       13,622
MFS VARIABLE INSURANCE TRUST:
  Emerging Growth                                                319,665      182,097
  Research                                                       181,534       33,784
  Growth With Income                                             231,099       25,510
  Limited Maturity                                               135,099       55,749
  Total Return                                                   466,510      223,577
SOGEN VARIABLE FUNDS, INC.:
  Overseas                                                       994,765      214,619
VAN ECK WORLDWIDE INSURANCE TRUST:
  Hard Assets                                                     10,106          892
  Emerging Markets                                                26,885        4,925

                         NOTES TO FINANCIAL STATEMENTS
                      VALLEY FORGE LIFE INSURANCE COMPANY
                       VARIABLE ANNUITY SEPARATE ACCOUNT
                   PERIOD FROM INCEPTION TO DECEMBER 31, 1997
================================================================================

                         NOTE 5. CHARGES AND DEDUCTIONS
--------------------------------------------------------------------------------

     VFL deducts a daily charge from the assets of the Variable Account to compensate it for mortality and expense risks that it assumes under the Contract. The daily charge is approximately equal to an annual rate of 1.25% of the net assets of the Variable Account.

     An annual administration fee of $30 is deducted from contracts in both the Variable and GIO Accounts if the contract value is below $50,000 at the time of the deduction. This fee is to cover a portion of VFL's administrative expenses related to the contracts.

     VFL deducts a daily administration charge from the assets of the Variable Account to compensate it for a portion of the expenses it incurs in administering the contracts. The daily charge is approximately equal to an annual rate of 0.15% of the net assets of the Variable Account.

     VFL permits 12 free transfers among and between the sub-accounts within the Variable Account (four of which can be applied to the GIO Account) per contract year. For each additional transfer, VFL charges $25 at the time each such transfer is processed. The fee is deducted from the amount being transferred.
--------------------------------------------------------------------------------

                      NOTE 6. DIVERSIFICATION REQUIREMENTS
--------------------------------------------------------------------------------

     Under the provisions of Section 817(h) of the Internal Revenue Code of 1986 (the Code), a variable annuity contract, other than a contract issued in connection with certain types of employee benefit plans, will not be treated as an annuity contract for Federal tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury. VFL believes, based on the funds' prospectuses, that the funds satisfy the requirement of the regulations.

--------------------------------------------------------------------------------

                          INDEPENDENT AUDITORS' REPORT

--------------------------------------------------------------------------------


The Contractholders of Valley Forge Life Insurance Company Variable Annuity Separate Account and


The Board of Directors of Valley Forge Life Insurance Company:



     We have audited the accompanying statement of assets and liabilities of Valley Forge Life Insurance Company Variable Annuity Separate Account (a separate account of the Valley Forge Life Insurance Company, which is a wholly-owned subsidiary of Continental Assurance Company, which is a wholly-owned subsidiary of Continental Casualty Company, which is wholly-owned by CNA Financial Corporation, an affiliate of Loews Corporation) as of December 31, 1997, and the related statements of operations and changes in net assets for the period from inception through December 31, 1997. These financial statements are the responsibility of management. Our responsibility is to express an opinion on these financial statements based on our audit.



     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities held at December 31, 1997. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.



     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Valley Forge Life Insurance Company Variable Annuity Separate Account as of December 31, 1997, and the results of its operations and the changes in its net assets for the period from inception through December 31, 1997, in conformity with generally accepted accounting principles.



DELOITTE & TOUCHE LLP


Chicago, Illinois


February 23, 1998